Prospectus Supplement (Sales Report) No. 5 dated November 16, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 391748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
391748	$12,000	$12,000	16.32%	1.00%	November 15, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 391748. Member loan 391748 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Odessey Consulting	Debt-to-income ratio:	15.76%
Length of employment:	< 1 year	Location:	Columbus, OH

Home town:
Current & past employers:	Odessey Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

with the current environment, credit card companies are taking advantage of people, raising interest rates at will. It happened once, my APR was raised to over 25%, and i didn't notice it for 2 months. I was able to get it back down to around 14% after a few phone calls. I would like to lock in an APR on some of this credit card debt, as a preemptive measure.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	75
Revolving Credit Balance:	$24,759.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Odessey Consulting and where did you work prior to that?	I am a software developer, before that I worked for a local college for about 3 years
What was your start date with Odessey?	late 2008
Just to clarify, you been employed with Odessey for two years and not less than one?	Yes. Odyessy (Now its called Tekmark) for over 2 years
So far so good. Can you list the debts (amounts) you are carrying and not just the accounts you would like to consolidate?	I have one credit card, at about 20k. looking to do a combo of cash and this load to pay it off. I am also considering a settlement, which may ding my credit in the short term, but will clear the debt quicker. I am not looking for a car or house anytime soon so a ding may be worth it to save 5-10k or so on the principal as well as a thousand or so in interest payments.
Had me and you lost me. Good luck!!	Thanks! I like being as honest and open as possible. I think that is important. Sorry to loose you!
How can you reassure us that you will repay this unsecured loan if you are considering a settlement against another lender?	I am not sure how to answer this: I have a well paying job (mid-80s). I am pretty stable. Jobs in my field are plentiful. All loans i have are in good standing. Lets look at this another way: My car loan, (originally about 14k) which i took out in ~2008, is a 5 year loan. so i have till about 2013 to pay it off. It is currently at 5k, and by late next year (august 2011 or so) will be paid off. I pay my debt. Its very important to me to do so. This credit card issue is an anomaly. Without provocation (i pay the card on time! and i pay over double the minimum payment!) some corporation can basically extract another 10k (or more), on top of whatever rate i promised to pay is very frustrating and depressing. And each time i catch it, and call, they lower it again! Why raise it if its going to be lowered with a call? I was always told that paying your bills on time, and being responsible would keep those things from happening, but apparently not. I figure this lendingclub loan is a good way to wrest control of my debt from Yo-Yo-ing APR. My ultimate goal is to limit ANY unsecured variable rate credit to a very low amount ($2k or even less, maybe $0).

Member Payment Dependent Notes Series 424330

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
424330	$6,000	$6,000	12.61%	1.00%	November 10, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 424330. Member loan 424330 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Philadelphia Park Casino	Debt-to-income ratio:	6.24%
Length of employment:	< 1 year	Location:	Pennsauken, NJ

Home town:
Current & past employers:	Philadelphia Park Casino
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate my medium to high interest credit cards into one. I rather consolidate all my credit cards into one bill instead of having to pay multiple credit cards with various high interest rates each month. Then i would like to cut up all my credit cards and never use them again. I am currently attending burlington county college and working at philadelphia park casino as a bar back. I am reliable,dependable, and trustworthy. I am never late or missed any payments. Borrower added on 11/03/10 > My Current Credit Card debts : Chase Sapphire - $2329.04 - APR - 17.24% Chase Sony Card - $1407.49 - APR - 23.24% American Express Clear - $1748.29 - APR - 17.24%

A credit bureau reported the following information about this borrower member on October 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,570.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following: 1. Itemize your monthly expenses. 2. Identify the two credit inquiry shown as occurring in the last six months. 3. Describe your graduation date, major, and career intentions upon graduation. Thank you in advance for your response.	Income monthly - About $3500 after tips and taxes. 1. Monthly Expenses: Car - $415 Insurance - $219 Food - about $100 Housing - $400 (4 roommates) Electric/water/cable - $130 AT&T Cell Phone - $105 2. I am unsure of what you are asking me to do here. Two of my higher credit card balances were used to pay for tuition and books for the past year and half. The lower credit card balance were used for items such as ezpass, clothing, electronics, flat screen tv. 3. Currently, i am a sophmore on the verge of getting my associates for liberal arts and science. I am planning on transferring to temple for their pharmacy program next fall so i can finish my degree as a pharmacist. My planned graduation date is 2015. Hopefully these answers your question. Thank you for your consideration. I also plan on paying this loan off before fall of 2011. I would like to have a clean slate when attending temple university.
What does "khmer balla" mean?	Well I am Cambodian and Khmer is the term we give ourselves in short.. Then balla is because I like playing basketball and played in middle and part of high school so that's how the two connected.. It was my aol instant messenger screen name since middle school so I stuck with it 7 years later..

Member Payment Dependent Notes Series 577724

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577724	$10,000	$6,025	6.17%	1.00%	November 15, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577724. Member loan 577724 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Agrisolutions Inc	Debt-to-income ratio:	21.41%
Length of employment:	5 years	Location:	Greenville, IL

Home town:
Current & past employers:	Agrisolutions Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > Honestly, we have gotten ourselves into a pickle & have turned things around. Firstly, by working at paying off higher credit card balances. And we recognize that going through lending club can also raise our credit score. Borrower added on 11/02/10 > These funds will be used to pay off our highest APR (13%) credit card. We are rarely late on payments, which is reflected in our credit score. We view our debt as an obligation that needs to be repaid. Optimistically, I have a good job which seems stable. But realistically, in this economic climate, I do realize anything can happen at any time. What has helped me to find employment in the past is my attitude toward employment. While I do have an advanced skill-set, I don't feel there are types of work that are "beneath me". So I'm open to whatever sort of employment that will sustain my family and help me keep my obligations.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,197.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Agrisolutions Inc?	I actually have a dual title: Network Administrator / Programming Specialist On the network side, I administer the computer network (obviously) which includes computers and servers. Programming side, I work with their customized customer database software and business work-flow implementation, as well as the website.

Member Payment Dependent Notes Series 591386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591386	$15,000	$9,375	6.54%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591386. Member loan 591386 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The Chateauville Foundation	Debt-to-income ratio:	15.38%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	The Chateauville Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > Hello potential investors! I am excited about the prospect of being able to pay off my credit cards and instead of paying the banks interest, give it to you! I'm happy to answer any questions that you have. Borrower added on 10/29/10 > Some further details: Currently, I contribute at least $300/month to my credit card bills, but I am paying about $75/month in interest. I'd like this loan in order to pay a smaller amount in interest and to be able to make only one payment a month. In addition to this loan which I am seeking, I carry a student loan of about $20K. Compared to many of my colleagues my age, this is relatively small - many of them have loans upwards of $100K! I took out my student loans in order to cover my living expenses that were not covered by scholarship while I was in graduate school for business and arts administration. My undergrad education was completely paid for / covered by scholarships. I have been out of school and working for 2 years now. I have two jobs, one full time job with a salary of $40K, and one part-time job with a salary of $10K. I have about $15K in investments - a roth and a mutual fund. While I could use the later towards my credit card debt, I would prefer to keep it in case of emergency. I accumulated my credit card debt over the last five years during small gaps of unemployment and times of relocation. Neither of these things are factors any more, as I have been in the same job for a year and a half now, and am happily situated in a small one bedroom apartment in New York. Living in New York keeps me from contributing as much to my credit cards as I'd like. In five years time I may or may not still be in New York, but I plan to have paid off this loan and be credit card debt free! I hope you will help me make this happen!

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,149.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 595047

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595047	$20,000	$13,050	9.99%	1.00%	November 16, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595047. Member loan 595047 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Simmons Company	Debt-to-income ratio:	21.45%
Length of employment:	10+ years	Location:	Anaheim, CA

Home town:
Current & past employers:	Simmons Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I would like to consolidate debt to pay off credit cards faster. I will pay off loan with mine and my husband's combined incomes.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	37
Revolving Credit Balance:	$20,747.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Does the $4,583 gross monthly income in your profile include your husband's income, or is it your income alone?	That is my income alone.
Position (Job/What yu do) for Simmons? and You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full?, i.e., 5-yrs? 4 to 5 yrs? 3 to 4 -yrs? 2 to 3 yrs? etc. Thanks for reply. USMC-RETIRED Lender 505570	I am a Retail Account Specialist for Simmons. I am basically a sales trainer, teaching floor sales associates what differentiates our product from others in the market place. I have worked for Simmons for 22 years. I expect to pay the loan in full in 5 years.

Member Payment Dependent Notes Series 597703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597703	$7,200	$7,200	6.54%	1.00%	November 12, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597703. Member loan 597703 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	STATE FARM INSURANCE COMPANIES	Debt-to-income ratio:	17.87%
Length of employment:	10+ years	Location:	BROKEN ARROW, OK

Home town:
Current & past employers:	STATE FARM INSURANCE COMPANIES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > I'm just consolidating a few small remaining balances for convenience and paying my property taxes early instead of waiting for my tax refund to pay them. This is my 2nd Lending Club loan. The 1st was paid in full as promised. I've never missed a payment on any loan in my 19+ year credit history.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,662.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 598568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598568	$21,250	$14,450	9.99%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598568. Member loan 598568 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Dr. Louis Rose	Debt-to-income ratio:	24.66%
Length of employment:	3 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Dr. Louis Rose
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	19
Revolving Credit Balance:	$15,548.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 598652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598652	$20,000	$20,000	9.62%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598652. Member loan 598652 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,675 / month
Current employer:	Verint Systems Inc	Debt-to-income ratio:	17.11%
Length of employment:	8 years	Location:	Longmont, CO

Home town:
Current & past employers:	Verint Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I plan to use the full amount of this loan to pay off high interest credit card debt. I am a good borrower because I always make payments on time. Currently, I budget $1400/mo for credit card payments, which is above the monthly minimum. My job is very stable.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,437.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Here is a snapshot of my credit debt and payment information: *** Name: Chase Credit Balance: $9219 APR: 18.24% Monthly Payment: $255 *** Name: Chase Credit Balance: $9795 APR: 20.24% Monthly Payment: $500 *** Name: Discover Credit Balance: $1200 APR: 0% Monthly Payment: $65 *** Name: CitiBank Credit Balance: $5087 APR: 11.24% Monthly Payment: $110 *** Name: Bank of America Credit Balance: $18,300 APR: 13.24% Monthly Payment: $410 *** Name: American Express Balance: $350 APR: 15.24% Monthly Payment: $30 *** Assuming that the full amount of this loan is funded, I plan to pay off the Chase balance of $9219 and the other Chase balance of $9795 (both highest interest rates). Once I pay these accounts off off, then they will be closed. As it is my practice to always pay more money towards the highest interest debt, I will be directing all efforts towards paying down the BoA card. I have been a Senior Technical Support Engineer II for the past 3 years. I hope this information is useful in getting this loan fully funded. Thank you.
WHAT DO YOU DO FOR EMPLOYER? AND YOU INITIALLY SELECTED 5-YEARS TERM FOR REPAYMENTS. IN YEARS, HOW LONG DO YOU REALISTICALLY ANTICIAPATE TO SERVICE (KEEP ACTIVE) THIS LOAN BEFORE PAID OFF? , I.E., 4-5 YRS? 3-4 YRS? 2-3 YRS? ETC.	I am a Senior Technical Support Engineer II. At this time I plan on paying off this loan in 4-5 years. I chose the 5 year term based on the lower monthly payments, which gives me more flexibility in paying more towards remaining higher interest debt.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Credit Card Payments = $1400/mo Mortgage = $1080/mo Groceries = $300/mo Fuel = $225/mo Utilities = $170/mo Phone (landline & cell) = $110/mo TV = $85/mo Auto Insurance = $75/mo Internet = $30/mo Other = $385/mo Yes, I am the sole wage earner in my household.

Member Payment Dependent Notes Series 598998

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598998	$1,500	$1,500	14.46%	1.00%	November 12, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598998. Member loan 598998 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	WT Engineering	Debt-to-income ratio:	24.06%
Length of employment:	3 years	Location:	WARRENVILLE, IL

Home town:
Current & past employers:	WT Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I am a Project Designer in the wireless infrastructure industry. My company does design, construction, maintenance, and structural analysis on wireless communication facitlties. I am going through a divorce, and this loan will be used to pay various retainer fees, and other legal fees. Thank you in advance for considering my loan request.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 599923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599923	$15,000	$9,750	6.17%	1.00%	November 10, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599923. Member loan 599923 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,063 / month
Current employer:	UnitedHealthCare	Debt-to-income ratio:	8.91%
Length of employment:	4 years	Location:	Eleva, WI

Home town:
Current & past employers:	UnitedHealthCare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > This is a business loan for the start-up I am launching. The funds will be used for professional web design, inventory and sales/marketing activities. The business is an online retailer of high quality bridal intimates. The concept is one of style and sophistication. Think - "couture bridal" - these are the types of customers to whom we will be marketing our brand. As for my business background, over the past nearly 20 years I have been in a variety of different professional roles. I have a degree in Business Finance and have worked in accounting, finance and most recently healthcare. I have experience in sales and marketing, and for more than a decade now have been in various leadership roles at some of the best known and respected companies in the world. My background and experience will enable me to build a successful company with steady revenue stream. I look forward to the opportunity of answering any additional questions you may have. Borrower added on 10/28/10 > Note: My intention is that I will carry this loan to term

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,228.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
In case the business is a bust, do you have a back up plan in order to pay the loan back? Also do you plan on paying the loan back early or carrying it to term?	Hello. Naturally, my first source of repayment would ideally be coming from the business' revenue stream. But to your point, if the business goes bust there must be a secondary source of repayment in order to avoid default. In addition to any inventory that could be sold, I do also have a steady stream of income from my current employment. I chose a loan amount large enough to fund inventory and marketing needs during the start-up phase, but was careful to ensure an amount small enough that I would still be able to cover the loan payments comfortably in the event it was unprofitable.

Member Payment Dependent Notes Series 600524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600524	$25,000	$25,000	15.20%	1.00%	November 12, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600524. Member loan 600524 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	11.14%
Length of employment:	10+ years	Location:	Highlands Ranch, CO

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	40
Revolving Credit Balance:	$26,723.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with lendingclub and I'll be happy to contribute to your loan.	My income will be around $70,000 this year.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I am wanting to pay off all of my credit card debt to Bank of America, Chase, USAA, Discover & JcPenney credit cards. Each has a different interest rate from 9% to 21%. Each month I pay over $1000 to credit card companies and some of the bills don't seem to be going anywhere. I am wanting to only keep my USAA credit card once all debt is paid off. I am a Flight Attendant for Southwest Airlines
Please list, for EACH loan you will pay off, the AMOUNT of that particular loan and the RATE you are paying on that particular loan. "Ranging from 9% to 21%" is not helpful when you are hoping to get a loan at around 16%. :Thanks.	I want to apologize for not answering your question earlier. I am a flight attendant and I have been gone from home for 6 days. I will get out my bills tomorrow and try to answer your question to the best knowledge that I can. I don't want you to think that I have been ignoring your questions. I just haven't been home to get the information together to have the answers to your questions.
You initially selected 3-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 3-yrs? 2 to 3 yrs? 1 to 2 yrs? etc. Thanks for reply.	I would love to have it paid off before 3 years! If I can pay more then the intended payment each month then I will.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	I apologize that I haven't answered this question sooner. I am a flight attendant and have not been home the last 6 days and therefore I haven't been able to answer your questions. I will get my bills together tomorrow and try my hardest to answer your questions. Thank you!
What was the delinquency 40 months ago? Please also provide, individually, for EACH of the debts you plan to use this loan to pay off, the amount of that particular debt and the APR forthat particular debt. Some LC borrowers pay off 9% devt with 15% LC debt to enable "one easy monthly payment," and I am interested to know if this is your plan.	Again I just don't want you to think that I have been ignoring your questions and i appreciate your interest in what I owe. I haven't been home to look over all my bills. I hope you understand. Thank you for your interest!
can you explain your delinquency 40 months ago?	I believe the deliquency 40 mths ago was probably the fact that I pay all my bills online and unfortunately I missed a payment. I have been very good about paying my bills and if you look at my past credit history I have payed off a lot of bills including my school loan. I changed banks and where I lived and relied on online payments and I messed it up at one point in time. I believe that might be the reason. One of the reasons I requested this loan is because I know that I can pay it off and if It is scheduled then I will not have a problem paying it. I'm actually hoping to pay more then the loan payment each month so I can have it paid off before 3 years. Thank you so much for you interest!!
I will gladly be helping you with your loan. I absolutely love Southwest and fly with them every chance I get. It's people like yourself that make my each trip enjoyable!! :)	Thank you!!!! I LOVE my job and I absolutely love the fact that I work for a great company that I don't have to worry about my job or my future. I got into debt by living in Chicago and trusting people with my money. I'm tired of paying the high interests and just want to get out of this debt. I looked into Lending Club and it made me feel confident that it is a lot of honest people just trying to help out other people. In the end I hope I can be one of the people to lend money to others. Thanks again for your help!!!!
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Rent - $1000, car insurance 85, phone 105, internet 50, food - ranges each month. I'm a flight attendant so unfortunately I have to eat out quite a bit. I am the sole wage earner and live by myself. I moved a lot within a 3 year period which is one of the reasons I got into so much debt. I am setttled and looking forward to erasing this debt and starting anew. Thanks for your question

Member Payment Dependent Notes Series 601229

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601229	$20,000	$12,950	6.54%	1.00%	November 12, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601229. Member loan 601229 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,292 / month
Current employer:	LOCKHEED MARTIN	Debt-to-income ratio:	19.48%
Length of employment:	6 years	Location:	Washington, DC

Home town:
Current & past employers:	LOCKHEED MARTIN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,198.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hello, My partner and I have a clear deed on our home in Washington, DC. Our HELOC is around $400K. My partner has lived at the resident for 25 years and myself for the past 8 years.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Consolidation will consist of: SunTrust, 6000; Bank of America, 3000; CiTi, 3000 and Metroplex Credit Union, 7000.
What are the interest rates of the loans you are consolidating?	Hi, The interest rate is around 15% on most of the accounts, even with my excellent credit. I have no problem paying these accounts but wanted to combine them into one low APR monthly payment. Thanks.

Member Payment Dependent Notes Series 601507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601507	$14,000	$9,050	6.54%	1.00%	November 10, 2010	November 8, 2015	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601507. Member loan 601507 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	City Of Clearwater	Debt-to-income ratio:	22.65%
Length of employment:	10+ years	Location:	Palm Harbor, FL

Home town:
Current & past employers:	City Of Clearwater
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,789.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Purchase 2008 Harley Davidson FLSTF with 7000 mi .
Purpose or description of the loan? We can assume it is for a FLSTF but you need to confirm. Also, at a $274 payment with a net income of around $2500 per month, this is over 10% of your net income. Do you have any other sources of income and how much of a strain will this put on your ability to pay? Thanks in advance	Spouse income is $65000 / year .

Member Payment Dependent Notes Series 601568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601568	$8,000	$8,000	14.46%	1.00%	November 12, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601568. Member loan 601568 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	n/a	Debt-to-income ratio:	11.84%
Length of employment:	n/a	Location:	boston , MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	60
Revolving Credit Balance:	$3,571.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 601962

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601962	$8,000	$8,000	14.46%	1.00%	November 10, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601962. Member loan 601962 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Stephenville Independent School District	Debt-to-income ratio:	22.32%
Length of employment:	< 1 year	Location:	Stephenville, TX

Home town:
Current & past employers:	Stephenville Independent School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I am wanting to payoff a high interest credit card that I had to use while switching jobs. I changed locations and took a job at another school district. Since I was switching districts, there was a 60 day waiting period in between paychecks. I was also paying a mortgage at my last residence while trying to sell my home. At the same time, I was paying rent and bills at my new location. All this is the reason that I had to run up my high interest card. Your rate give me a cheaper rate to pay it off, and will also lead me to a deadline of getting my debt paid faster.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,335.00	Public Records On File:	1
Revolving Line Utilization:	73.60%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 602048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602048	$25,000	$17,675	9.62%	1.00%	November 12, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602048. Member loan 602048 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	Mesa Industries Inc	Debt-to-income ratio:	15.88%
Length of employment:	10+ years	Location:	SCOTTSDALE, AZ

Home town:
Current & past employers:	Mesa Industries Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/22/10 > I am using the loan to pay off a high balance credir card. My credit history is perfect- 29 years with no late payments or defaults. I have been employed with Mesa Industries for 13 years as VP of Sales.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,949.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mesa Industries Inc?	I am the Vice President of Sales. I am responsible for all sales and marketing activities. I have been at Mesa since January 1997. We are a manufacturer of color and additives for the plastics industry- two locations Arizona and Arkansas.
Is the $121,949 revolving balance credit card debt or HELOC?	$80,000 is a HELOC. $30,000 is credit card.

Member Payment Dependent Notes Series 602049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602049	$10,000	$7,050	6.17%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602049. Member loan 602049 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Comcast	Debt-to-income ratio:	6.40%
Length of employment:	2 years	Location:	Westland, MI

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > Ive been working on adding solar energy and remodeling the kitchen while adding energy saving appliances. I plan on staying with the 60 month payment structure. Borrower added on 10/28/10 > I work as an IT Tech for a very large corporation a very secure job. I have no debt as I save for purchases. Ive always paid bills on time, never late. I take pride in being a responsible borrower. My salary for the most part goes into savings, I have very few expenses. My budget covers the normal items like groceries, insurance, phone, cable, electricity and gas. My vehicle is paid off as well ( 2007 Model ) Going green is a substantial investment but will really pay off in the future. Im motivated to invest in geo-thermal and adding solar energy panels. I have already paid for my kitchen remodel & the Geo- thermal but decided I wanted to add the appliances and more solar panels sooner than later. Ive invested over $50,000 of my own funds and want to keep a cushion in my savings account so that is why I chose to use the Lending Club. Borrower added on 11/01/10 > After doing some calculations I see that I will be able to sell energy back to my provider sooner than I thought so I will be paying this loan back sooner than the 60 months, probably between 36-48 months.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$592.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No I do not have a mortgage so I do not make any monthly payments, the deed is in my name and there is no HELOC. Current Zillow is 146,000. Lived in current home 15 years. In case anyone is wondering, I want to keep the home free and clear of any loans so I do not want to borrow on the equity.

Member Payment Dependent Notes Series 602707

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602707	$16,000	$16,000	15.20%	1.00%	November 15, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602707. Member loan 602707 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Gensler	Debt-to-income ratio:	13.99%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Gensler
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > consolidation of high interest credit cards

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,396.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 602751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602751	$14,000	$9,000	6.54%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602751. Member loan 602751 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,330 / month
Current employer:	Sierra Conservation Center	Debt-to-income ratio:	24.17%
Length of employment:	10+ years	Location:	Sonora, CA

Home town:
Current & past employers:	Sierra Conservation Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	73
Revolving Credit Balance:	$19,866.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Sierra Conservation Center?	I am a Correctional Lieutenant, a Lieutenant is a second line supervisor of all inmates and subordinate staff (Sergeants and Officers)in a housing unit. A housing unit typically consists of approximately 1000 inmates and I am responsible for all activity that takes place during an 8 hour period. I am a 26 year veteran of my department.

Member Payment Dependent Notes Series 602792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602792	$9,775	$7,800	6.91%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602792. Member loan 602792 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,185 / month
Current employer:	The Wine Bottega	Debt-to-income ratio:	7.63%
Length of employment:	1 year	Location:	Dorchester, MA

Home town:
Current & past employers:	The Wine Bottega
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,002.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Wine Bottega?	A little bit of everything. There are only three full-time employees, including the owner. Each of us contributes, not only to the everyday responsibilities of the retail environment, but also in making buying decisions and creating new marketing. Hope this answers your question, but if you're looking for more, just let me know.
Please list every debt you have (credit card, car loan, mortgage, student loan, medical and so on) the amount, interest rate, and the amount you pay each month. Also, what will you do with this loan?	This loan is to consolidate my high interest credit cards. My total CC debt is around $8,000. The only other debt I have is the mortgage on my apartment. I submitted all this information to LendingClub, which should suggest to you the level of risk you are taking in investing in my loan.

Member Payment Dependent Notes Series 602873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602873	$16,000	$9,925	6.91%	1.00%	November 15, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602873. Member loan 602873 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Protech Solutions Inc	Debt-to-income ratio:	13.00%
Length of employment:	7 years	Location:	Little Rock, AR

Home town:
Current & past employers:	Protech Solutions Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > I am applying for this loan to consolidate my credit card debts I have taken for home improvement.

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,389.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Protech Solutions Inc?	Working as Software Engineer.
What is the current interest rate and amount owed on the debt you wish to consolidate?	Amount- $17000 Interest rate- 12.24%

Member Payment Dependent Notes Series 603590

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603590	$2,500	$2,500	9.62%	1.00%	November 15, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603590. Member loan 603590 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	state of ct department of corrections	Debt-to-income ratio:	20.74%
Length of employment:	10+ years	Location:	Newington, CT

Home town:
Current & past employers:	state of ct department of corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,204.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the state of ct department of corrections?	I am a Correctional Food Service Supervisor II. My duties include supervising a crew of 25-30 level 4 Inmates as they prepare lunch and dinner meals for 1380 inmates in our facility. I am responsible for the safety and security of these inmates as well as staff.

Member Payment Dependent Notes Series 603720

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603720	$5,000	$5,000	12.61%	1.00%	November 10, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603720. Member loan 603720 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,842 / month
Current employer:	Scully	Debt-to-income ratio:	2.68%
Length of employment:	2 years	Location:	WILLIAMSTOWN, NJ

Home town:
Current & past employers:	Scully
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	14	Months Since Last Delinquency:	9
Revolving Credit Balance:	$829.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 603733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603733	$24,250	$16,125	6.91%	1.00%	November 10, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603733. Member loan 603733 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Stater Brothers	Debt-to-income ratio:	6.23%
Length of employment:	10+ years	Location:	yucaipa, CA

Home town:
Current & past employers:	Stater Brothers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,812.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Stater Brothers?	I am a Grocery Clerk, for the last ten years i have Checked in the check stand, worked product to the shelf and Received product at the back door.

Member Payment Dependent Notes Series 603736

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603736	$24,250	$15,200	10.36%	1.00%	November 10, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603736. Member loan 603736 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Leominster Credit Union	Debt-to-income ratio:	13.00%
Length of employment:	< 1 year	Location:	Milford, MA

Home town:
Current & past employers:	Leominster Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/26/10 > The primary purpose of getting this loan is for my wedding expenses. I'm marrying someone that is very special to me and we've known eachother for a few years now. The timing was right and I couldn't have tought of a better time to propose. I have been and am an excellent borrower. I've never had any problems with paying my loans on time and have never been late. My credit score is excellent, well above 730+. My future looks very bright; I'm a young professional and already cannot ask for a better start of my young career. I'm working as a Branch Manager for a reputable organization and I'm on my way to become a AVP of my financial instituition. I can easily afford to make the payments on my loan without any financial sacrifice. After getting married, my spouse will be bringing in additional income that will be beneficial on paying this loan not only on time but rather faster as well. My fiance and I have lived an independant life on the most part, and are trying to embark on our wedding journey without any financial support from either of our parents. Its not that we can't, but we take great pride in becoming "self-made" and it gives us a humbling feeling of being financial savvy, and have been successful so far in our lives. Borrower added on 10/30/10 > Great News! Lending Club credit department has approved my loan request. So this further proves that financially I can easily afford to repay this loan! So please please please investors, help me out and lets try to fund this loan to 100%. I will be forever greatful! Thank you to everyone who has invested in my loan so far. Borrower added on 10/31/10 > Marrying my fiance will be my ultimate dream come to reality. If you (investors) have any questions please feel free to ask me. I would be glad to answer your questions, so that my funding volume can keep increasing. At this rate, it looks unlikely that I'd be able to reach my target goal. Once again, I thank all the investors who have contributed towards my funding, and urge the remaining to please do the same. Thank you! Borrower added on 11/08/10 > Less than a day left, folks! I hope someone is out there that can contribute a chunk of their investing money towards the funding of my loan. There is no question about my ability to pay back, as Lending Club Credit Dept. has approved me for the loan amount. So please, I urge and request to help me reach my goal... And thank you again to all who have contributed towards my funding so far. Cheers!

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,307.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 603808

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603808	$12,000	$7,600	6.91%	1.00%	November 10, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603808. Member loan 603808 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Dwellworks, LLC	Debt-to-income ratio:	23.90%
Length of employment:	< 1 year	Location:	University Heights, OH

Home town:
Current & past employers:	Dwellworks, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > Account Manager, recruited by company leadership, working with stable and growing company. After creating and analyzing our personal budget, we want to use the money from this loan to reduce what we spend each year on finance charges. Our ultimate goal is to create a financially secure future for our infant son and take advantage of the opportunity to borrow smart.

A credit bureau reported the following information about this borrower member on October 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,523.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 604108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604108	$21,250	$14,050	8.88%	1.00%	November 10, 2010	November 9, 2013	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604108. Member loan 604108 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	port authority	Debt-to-income ratio:	15.21%
Length of employment:	1 year	Location:	pittsburgh, PA

Home town:
Current & past employers:	port authority
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/26/10 > thank you for the loan Borrower added on 10/26/10 > My credit history its self shows that I believe in paying my bills. I have an awsum job that I will retire from. I have a beautiful home that will get a face lift because of your trust in me. you will be satisfied with doing bussiness with me . Thank you onica

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,477.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.1 no my house is paid off. i monica hold the deed to my house. the value of my home is 29,000. i have lived here for 12+ years i moved here in feb 1998.
What is your position (Job/What you do) for Port Authority? a-n-d You initially selected 3-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 3-yrs? 2 to 3 yrs? 1 to 2-yrs? etc. Thanks for reply.	Type your answer here.I am a bus operater. If the loan is for the full amount. i plan on having it paid in 2-3 years. if given a loan for 10,000 i plan to have it paid in 1-2 years.
Is there any other income that will help coming into your household?	Type your answer here. yes my spouse brings home approximatly 1,800 after taxes.

Member Payment Dependent Notes Series 604110

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604110	$13,750	$13,750	14.46%	1.00%	November 12, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604110. Member loan 604110 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Verizon	Debt-to-income ratio:	18.88%
Length of employment:	10+ years	Location:	Little Egg Harbor, NJ

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I plan to use the funds to pay off credit card debt. I think I am a good borrower, I pay what is due on time. I know how to budget my finances. Credit is very important to me. Thank you.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,066.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) Position (Job/What you do) for Verizon? a-n-d (2) You initially selected 5-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (kkeping active) this loan before it is paid-in-full? i,.e., 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for expected answer. Lender 505570 USMC-RETIRED.	Type your answer here. I am an operator and I am also temped up as Manager on occassion. I hope to have the loan paid off before the 5 year term, 3 to 4 yrs maybe sooner. Thank you have a great day!
Since this is a debt consolidation loan, please detail each of your current debts. For each one list the balance, interest rate, and amount you pay monthly. Also, list which will be consolidated using this loan and which will not.	Care Credit 6500.00 balance 208.00 monthly Wells Fargo 3300.00 balance 200.00 I do know this interest rate is high Citicard 2600.00 balance 100.00 monthly I do have two remaining debts that will not be included in this consolidation.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Car 294.00 Mortgage 1184.00 Utilities 115.00 Phone/Internet/TV 168.00 Insurance 221.00 My fiancee and my son also contribute to monthly expenses.

Member Payment Dependent Notes Series 604161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604161	$17,500	$11,050	6.54%	1.00%	November 10, 2010	November 9, 2013	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604161. Member loan 604161 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,446 / month
Current employer:	Central Intelligence Agency	Debt-to-income ratio:	22.72%
Length of employment:	3 years	Location:	RESTON, VA

Home town:
Current & past employers:	Central Intelligence Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > I work for the federal government. I have stable employment; the reason I am doing this is because I want to actually pay this debt off. I currently pay over $400 a month and have been doing so for the last 3 years in an effort to pay this amount off. The interest rates are so high on my 2 federal credit union credit cards that I'm not paying the balance down. I have to pay over $400 a month regardless so it might as well be to somebody who is offering a better interest rate.

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,787.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 604413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604413	$12,000	$12,000	5.79%	1.00%	November 16, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604413. Member loan 604413 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	lockheed martin	Debt-to-income ratio:	0.77%
Length of employment:	10+ years	Location:	LAUREL, MD

Home town:
Current & past employers:	lockheed martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I will use this loan to add insulation and weather proofing and to upgrade the kitchen in the home that I’ve lived in for the past several years. I’ve decided to stay in the home and want to make the improvements so that I and my family can benefit from them. I currently have no debt and simply need the additional funds to make the improvement in order to take advantage of the home improvement and energy tax credits that will expire at the end of this year. I have excellent credit, an excellent payment history and my integrity in handling my responsibilities are of the upmost importance to me; and my credit history reflects this. I have been at my current resident for the past 7 years and with my employer for over 11 years. I’m not going anywhere anytime soon.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$976.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 604479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604479	$25,000	$25,000	20.77%	1.00%	November 15, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604479. Member loan 604479 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,800 / month
Current employer:	Bank of America	Debt-to-income ratio:	22.12%
Length of employment:	10+ years	Location:	Ennis, TX

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I am requesting debt consolidation loan. I have several credit cards that raised their percentages in summer due to the credit card policy changes. As a result I am paying higher premiums and want to close them out. Also I owed taxes from last year, totaling 7500, I have adjusted my deduction accordingly for this year, but the interest and penalties are very high. thank you in advance for your help.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,592.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you would give lenders enough you probably would get the assistantance you have requested. You are also and employee with a bank. Would you lend anyone money on the information you have provided? I am a senior and I am investing for 2 reasons: 1. I enjoy helping people when they are in need. 2. But I also have to invest wisely because I will use any mony made from LC to finance my stay in assisted living if it comes to that. I am thankful to God that I found LC because they want to help you and us, so, lossen' up and convience why we need to help.	I am sorry confused by your question, enough what?
Could you please break down your current interest rates and amounts owed on all the debt you wish to consolidate? Thanks.	IRS: over 9,0000 : Penalties and Interest are very high Citibank Credit Card: 8800 - 24% Juniper Credit Card: 7100 - 22.9% thank you again for your help.
What is your position (Job/What you do) for BAC? a-n-d You initially selected 5-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for reply.	I am a Project Manager for the bank. Most likely I will be servicing this loan 2 to 3 years. thankss
Please the interest on your credit cards and interest and penalties from The IRS. Thank you.	IRS: over 9,0000 : Penalties and Interest are very high Citibank Credit Card: 8800 - 24% Juniper Credit Card: 7100 - 22.9% thank you again for your help.
I'm going to fund your loan. Don't you have taxes deducted from your pay? Just wondering how something like this happens?	I do have taxes deducted from my pay check, however for the last two years, I did some contracting work on the side and did not adjust my taxes to cover, which was a mistake on my part. thanks
You said you'd most likely service this loan in 2-3 years, but you selected a 5-year rather than a 3-year loan. Why didn't you apply for a 3-year loan that would presumably have a lower interest rate?	Because I believe in going the longest I can on a loan and then if I can pay off early I will do that. thanks.

Member Payment Dependent Notes Series 604501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604501	$24,000	$16,600	8.88%	1.00%	November 10, 2010	November 8, 2013	November 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604501. Member loan 604501 was requested on October 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Alpha prop solutions	Debt-to-income ratio:	4.32%
Length of employment:	3 years	Location:	Farmington Hills, MI

Home town:
Current & past employers:	Alpha prop solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/25/10 > New windows, siding and wood floor. Borrower added on 10/25/10 > New windows, siding and hard wood floor. Borrower added on 10/25/10 > New window, siding and hardwood floor.

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	75
Revolving Credit Balance:	$32,955.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 604655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604655	$10,000	$10,000	6.91%	1.00%	November 12, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604655. Member loan 604655 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,500 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	24.13%
Length of employment:	1 year	Location:	Arlington, VA

Home town:
Current & past employers:	L-3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I am proud and extremely protective of my credit history. This loan will allow me to eliminate a high-interest balance that I incurred while self-financing the loss on the sale of my principal residence. I did this specifically to preserve my credit worthiness, avoiding the short-sale route many other sellers chose. In addition I have a history (10+years) of stable employment in the Federal contracting IT industry. I believe my proven track record makes me an excellent candidate for your investment. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,396.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 604928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
604928	$25,000	$21,000	12.61%	1.00%	November 10, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 604928. Member loan 604928 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Veolia Transportation	Debt-to-income ratio:	9.73%
Length of employment:	10+ years	Location:	Rowlett, TX

Home town:
Current & past employers:	Veolia Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	38
Revolving Credit Balance:	$24,053.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Veolia Transportation?	Area Vice President - South East
Please provide details of the listed delinquency from about 3 years ago. Thank you and good luck with your loan.	Wife was pregnant with triplets, high risk with complications, difficult pregnancy, and I was focused on my wifes health and the babies during that time.
You initially selected 5-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for reply.	I am not sure, but I hope to pay it off by year 4.
Will you accept the funds even if this loan isn't fully funded?	Yes because it is close enough to what I reuested.

Member Payment Dependent Notes Series 605028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605028	$25,000	$25,000	15.20%	1.00%	November 10, 2010	November 9, 2013	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605028. Member loan 605028 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	20.25%
Length of employment:	n/a	Location:	Greenfield, WI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1972	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	49
Revolving Credit Balance:	$16,959.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am retired for the City of Milwaukee and receive a pension. Also retired from Miller/Coors Brewing Compay and also receive a pension Also receiving monthly social security check
Debt consolidation: credit cards, banks, personal--can you please list creditors amount and %?	U.S. Bank $6,009 15.9% ; U.S. BanK $10,300 9.99% Capital One $7,000 17.00
You initially selected 3-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 3 yrs? 2 to 3 yrs? 1 to 2-yrs? etc.	3 years
Please provide, individually, for EACH of the debts you plan to use this loan to pay off, the amount of that particular debt and the APR for that particular debt. Some LC borrowers pay off 9% devt with 15% LC debt to enable "one easy monthly payment," and I am interested to know if this is your plan.	U.S. Bank $6,000 15.9% U.S. Bank $10,300 9.99% Capital One $7,000 17.00%

Member Payment Dependent Notes Series 605053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605053	$17,600	$11,575	11.12%	1.00%	November 10, 2010	November 9, 2015	November 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605053. Member loan 605053 was requested on October 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	JCG	Debt-to-income ratio:	24.29%
Length of employment:	4 years	Location:	Springfield, NJ

Home town:
Current & past employers:	JCG
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate CC with better interest rates. Borrower added on 10/26/10 > For those who funded the original listing - thank you and my appologies we have do this again. We're all set with the right documentation this time!

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,250.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please submit your income for verification. Thanks. Also, what do you do at JCG?	As soon as the credit team asks for it, I'll submit. I'm a consultant - application developer/business analyst.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Good questions. 1850 Rent/Utilities/Car 285 Student Loan payment 128 Insurance 100 Phone 600 food/entertainment/gym/internet 100 Gas (low as I travel) 350 other debt (1 medical bill and 1 remaining CC)
What happened to the first loan as to why it didn't fund and had to be relisted?	The credit dept requested my tax returns and attempts to fax weren't accepted. I'm on the road pretty much all the time and the loan closed before I was able to scan them and resubmit.
1.Please list your loan amounts & interest rates that you will be paying off. 2.Are you the sole wage earner? Thanks.	1. 8983 @ 21% 2. 7343 @ 16% 3. <bal> @ 12% Yes, I'm the sole wage earner.

Member Payment Dependent Notes Series 605106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605106	$24,250	$15,675	6.91%	1.00%	November 10, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605106. Member loan 605106 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	SUWANNEE FARMS LLC	Debt-to-income ratio:	21.31%
Length of employment:	10+ years	Location:	LIVE OAK, FL

Home town:
Current & past employers:	SUWANNEE FARMS LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > I NEED TO PAY OFF SOME HIGH INTEREST CREDIT CARDS AND CLOSE THOSE ACCOUNTS

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,260.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I own my home with no mortgage. I hold the deed in my name only. I do not have a HELOC. Current tax assessed value is $71,617. I have lived in my home for 12 years.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	I will be consolidating a visa card, balance $14000.00 with an interest rate of 23.99%, a discover card with a balance of $4900.00 with an interest rate of 14.24% and a Polaris payment with a balance of $5000.00 at 9.99% interest. I don't understand the question #2.

Member Payment Dependent Notes Series 605204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605204	$15,000	$13,250	8.88%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605204. Member loan 605204 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	West End Medical Center	Debt-to-income ratio:	8.17%
Length of employment:	10+ years	Location:	Conyers, GA

Home town:
Current & past employers:	West End Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > Home improvement 10+ years on current job doctor

A credit bureau reported the following information about this borrower member on October 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,143.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at West End Medical Center?	Type your answer here.Medical doctor
You initially selected 5-years loan repayment terms. In YEARS, How long do you realistically anticipate servicing (keeping active) the loan before paid off? i.e., 4-5 yrs?, 3-4 Yrs? 2-3 yrs?, 1-2 yrs? etc.	Type your answer here.3-4 years

Member Payment Dependent Notes Series 605284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605284	$15,000	$10,200	6.54%	1.00%	November 10, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605284. Member loan 605284 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Citadel FCU	Debt-to-income ratio:	19.74%
Length of employment:	8 years	Location:	Coatesville, PA

Home town:
Current & past employers:	Citadel FCU
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > Consolidatng all Credit Card Debt. Never missed a payment. Long Term employment history.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,087.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rates and amount owed on the debt you wish to consolidate?	Thank you for the question. Total debt is just over $16,000. I, like many people in this economy, want to get rid of my credit cards and move to a debit card budget. I would like to have a fixed payment and rate that will eliminate my debt by the end of the term. Average rate on the cards is around 9% and this loan will lower it to just over 6%. I will be using personal funds to pay off the difference.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Total Monthly Expenses are approximately $1375 per month. I am comfortable with my monthly debt to income ratio and have been putting $800 - $1000 a month towards my debt. Consolidating over a 5yr term will allow me to budget effectively and utilze cash/debit and eliminate credit. My long term goal is to be debt free by my early 40's and in the short term use some of the savings to build an emergency fund.

Member Payment Dependent Notes Series 605290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605290	$17,000	$15,350	6.91%	1.00%	November 10, 2010	November 10, 2013	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605290. Member loan 605290 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	United States Air Force	Debt-to-income ratio:	23.87%
Length of employment:	9 years	Location:	Palm Bay, FL

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > I have been in the military (Air Force) for 9+ years and would like to consolidate some credit card bills while interest rates are lower. I hope to be debt free with the completion of this loan.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,763.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the bills you are consolidating? What do you do for the Air Force, and what is your rank/title?	I have 2 credit card bills I am trying to consolidate. One has a balance of about $12k with an interest rate of 9.9%; and the other has a balance of about $5k with an interest rate of 12.24%. I am a technical specialist working with radar systems currently. I am an enlisted NCO, a Technical Sergeant, but I have also completed a Master's Degree in a similar field to what I do. V/r, Tonya
One of the questions that I like to ask is: why do you have 17 lines of credit, or revolving, opened?	All but 4 of those accounts are either closed or have a zero balance. Of those 4 open accounts I have the 2 major credit cards bills I am trying to consolidate, 1 minor 0% interest card from Lowes for small house projects and my car loan. The other 13 accounts that are closed or have a zero balance included smaller purchases like a one-time purchase of a mattress,appliance, or piece of furniture that they opened a 24-36 month no interest deal for me and I made payments - and a couple are closed out car loans. I don't know why some are still open after 4-5 years of no activity, but I figure that they will resolve themselves one day.
If you own your home, what is the present assessed value? If you do you have a mortgage, what is the remaining balance? Is there any chance you will be transferred? Being from an Air Force family, I'd like to fund your loan. Thanks in advance!	My home's assessed value from my latest tax statement is 136k and I currently owe 139k on it (so I am very little underwater and hopefully thing start turning around soon for everyone). I did not buy during the housing boom (I couldn't afford it then); but my house has lost about 15k in value since I bought it a year and a half ago. My career field is very stable in comparison with most and I don't see myself being moved for at least another 4 years unless I volunteer to. Thanks for your interest! Respectfully, Tonya
Hello Tonya. What are you doing to avoid additional debt going into the future? Wishing you the best, Jeff	I have grown up more, learned to create and stick to a budget and have learned to live within my means. Since I have been in the Air Force for almost 10 years and do have a decent amount of tenure the salary I make is sufficient for me to not only stay out of debt but to start saving and investing when I have my debts paid off in a few years. Regards, Tonya

Member Payment Dependent Notes Series 605355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605355	$15,000	$9,300	6.91%	1.00%	November 15, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605355. Member loan 605355 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Clayton's Car Care	Debt-to-income ratio:	11.22%
Length of employment:	10+ years	Location:	Durham, NC

Home town:
Current & past employers:	Clayton's Car Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > We are using this money to fund our second adoption. The first time around, we received gifts from our generous family and friends. We don't feel that that is appropriate to ask for that kind of help this time. I have a very stable job as a Repair Technician at a local auto repair shop. I've been there for 11 years this coming April, and am pretty well respected in the community. I have served on our church's board. My wife has a very good job as a Staff Accountant for company here in our city. She is hardworking, dependable and is a terrific mother to our child. We have a detailed budget and a means to pay the money back over the allotted time. We've been participating in an online money workshop for a year and a half, and have really gotten our spending and debt under control, with a deep appreciation for spending and saving wisely. We were able to save the initial fees for the upfront costs of the adoption. Taking this loan was considered heavily and we only took a little more than half of what we were approved for to ensure we were not taking more than we could pay back. Thank you for your consideration in helping our family grow.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,576.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Clayton's Car Care?	I'm a repair technician.

Member Payment Dependent Notes Series 605402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605402	$12,000	$7,750	6.54%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605402. Member loan 605402 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Henry Ford Hospital	Debt-to-income ratio:	6.13%
Length of employment:	10+ years	Location:	Warren, MI

Home town:
Current & past employers:	Henry Ford Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > I am trying to obtain this loan to buy a reliable minivan for my family. I take pride in my vehicles. My last car is a 1997 Honda CRv which I have had for 13 years. Thank-you for taking the time to review my loan. Borrower added on 10/30/10 > As you can see my credit rating is good. I am very serious about it. I have never had a late payment noted on my credit cards. I was also never late on one payment for my previous car loan.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,291.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What's the $17,000 in revolving credit? Is that a HELOC or credit cards or something else? What do you do at Henry Ford Hospital? Are you buying a new car or paying off an existing car loan. Thanks, and good luck with your loan.	To be honest, I am not sure what the revolving credit is. Must be a credit card. I am a nurse at Henry Ford. Have been there for almost 12 years. I am buying a new car. My current car is 13 years old.
You initially selected 5-years loan repayment terms. In YEARS, How long do you intend servicing (paying on) this loan before loan is paid off? 4 to 5 years? 3 to 4 years? 2 to 3 years? Etc. FYI: Major contributing factor to loan funding being very slow (16 pct after 6 days) is your answer that not sure what $17,000 in Revolving Credit Debts are. "Must be a credit card". "I don't know" type answer does NOT instill confidelnce in lenders that borrower will repay loan. You should take time and obtain your FREE Transunion Credit Report and find out.	I have obtained my credit report recently. Yes, the money you are speaking about is credit card. Several thousand is for travel from work for which I will be reimbursed shortly. I chose the 5 year repayment term to have a comfortable payment ($235.00). I try to plan for unexpected circumstances. I can easily pay it off in 3-4 years with my income, but like to have the flexibility to make smaller payments if needed. Thank-you for your question. It is giving me some light as to why the funding is slow. T
What are your $ monthly costs (rent, utilities, CC debt, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	I pay $500 a month in rent plus about $300 for all utilities etc. I pay between $400-$500/month on my credit cards. Food runs around $600/month. Insurance is paid through work. I have arranged a monthly debt payment (this loan) that is affordable with these other monthly costs. Thanks, T

Member Payment Dependent Notes Series 605415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605415	$10,000	$6,250	6.17%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605415. Member loan 605415 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	California Spa	Debt-to-income ratio:	15.18%
Length of employment:	5 years	Location:	Lafayette, CA

Home town:
Current & past employers:	California Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > The Loan: Moving expenses have already been paid. Move has already been completed. Purpose of loan is simply to spread cost of move out over five-year time horizon. Credit: I have never defaulted. Have never been late on a credit card, loan, or other type of payment. Have never been bankrupt. I have excellent credit. Employment: I have never been laid off. Have never been unemployed. Job is stable. Budget I have low overhead b/c I live in one of my family's properties (virtually no monthly rent).

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,906.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you switch jobs for the move? Do you plan on carrying this loan to term or paying it off early?	Yes, switched jobs (to a previous employer). Voluntarily resigned from prior job. Planning on carrying to term.

Member Payment Dependent Notes Series 605417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605417	$16,500	$16,500	12.61%	1.00%	November 16, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605417. Member loan 605417 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	24.64%
Length of employment:	3 years	Location:	Jamestown, RI

Home town:
Current & past employers:	Fidelity Investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Cosolidation /Payoff of previous Lending Club loan to restructure.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	72
Revolving Credit Balance:	$18,842.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	This loan is to lower my monthly payments/APR% on my existing Lending Club Loan. THe entire amt. will be used to pay that off.

Member Payment Dependent Notes Series 605419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605419	$12,500	$8,025	6.54%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605419. Member loan 605419 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,667 / month
Current employer:	INFOCUS FINANCIAL ADVISORS INC	Debt-to-income ratio:	7.72%
Length of employment:	5 years	Location:	SALISBURY, MD

Home town:
Current & past employers:	INFOCUS FINANCIAL ADVISORS INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > I'VE BEEN A FINANCIAL ADVISOR FOR 17 YEARS AND AM A CFP. VERY HIGH CREDIT SCORE. Borrower added on 10/27/10 > I've been a Financial Advisor for 17 years. I'm a CFP. Very high credit score. Borrower added on 10/28/10 > I simply prefer to finance to spread out the outlay. Borrower added on 11/04/10 > We intend to create rooms in the pole building for working out and music recording. The balance of the space will be for storing outdoor equipment that we have for our six acres of land.

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,140.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Building a 30 x 40 pole building for personal use on my property. Thanks.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) yes, $3,000 total; 2) yes I own the house jointly JTWROS with spouse; 3) Mortgages: First $363,067, 2nd $44,126 HELOC; 4) Home was just built in 2008 and is not on zillow.com yet; some recent sales on newer houses are selling around $120 psf; we added a full bath; at 3500 sq ft I'd guess its worth about $420k in today's market; hope this helps 5) We've been there 2.5 years; we love it; we plan to stay in the house a long time;

Member Payment Dependent Notes Series 605439

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605439	$12,000	$8,225	6.54%	1.00%	November 15, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605439. Member loan 605439 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	EZ Apparel	Debt-to-income ratio:	2.47%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	EZ Apparel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > This loan will be used to consolidate high interest credit cards and several smaller medical bills. The actual goal is to pay off this loan early. I have an excellent credit record and a stable job history, as well as a steady and secure current position.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,300.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for EZ Apparel and where did you work before that?	Hi, I am a Merchandiser and Account Manager for a small apparel company. We mostly work as an agent between brands/labels and factories in Asia. We also merchandise some apparel lines of which we hold liscenses. My previous position was the same, except we had our own office/factory in China and worked with a different segment of the apparel market.

Member Payment Dependent Notes Series 605444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605444	$8,500	$6,125	6.54%	1.00%	November 15, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605444. Member loan 605444 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Mamas Motors	Debt-to-income ratio:	0.28%
Length of employment:	< 1 year	Location:	Simpsonville, SC

Home town:
Current & past employers:	Mamas Motors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I have been in the automotive business for 25 years. I currently am the General Manager at a used car lot in Greenville SC called Mamas Motors. you can look at our website at www.mamasmotors.com. I sell about 90% of my cars from the internet via Craigslist and my website. As you can see I have very detailed pictures of my inventory and sell good dependable transportation. I have secured an excellent location in Mauldin SC on the main st of the town. I am going to start my own car lot there and do the same there for my self as I have done here for the owner of Mama's

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$668.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 605463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605463	$10,000	$6,975	6.54%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605463. Member loan 605463 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,042 / month
Current employer:	RR Donnelley	Debt-to-income ratio:	16.49%
Length of employment:	3 years	Location:	Lawrenceville, GA

Home town:
Current & past employers:	RR Donnelley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > Before I talk about my history and the reason for taking out this loan, let me start off by saying that I am more than capable of making the monthly payment on this loan and can do so very comfortably. A little about me, I am a professional predictive modeler -- I predict what will happen in the near and far future based on artificial intelligence models that are based on historical behavior. I also have an Investment Advisor license (although not currently active) and have money management experience. I have also generated a full income for six months by day-trading stocks. With regards to my request for the loan, I have uncovered an opportunity writing "insurance" contracts where I can make a 5%-7% monthly return with 95% probability of success. The idea is to find a situation where you are compensated adequately for taking the risk. Combine this with a mathematical formula of capital allocation that ensures bad luck does not cause financial ruin and you have a winning play. This opportunity was uncovered by months of extensive analysis of a historical database. I have such strong conviction in this opportunity that I am willing to borrow money on my personal credit to start it. If this sounds like a pitch, that is the intent -- this opportunity is very scalable and can employ significant amounts of capital. In addition, it serves an economic purpose, which is distribution of risk. This allows revenues to be created at will, as long as the amount of capital is available. I want to start this with $10,000 and execute it for a few months before evaluating whether to grow it further. At that time, I would then expand the business by employing more capital either by borrowing or taking on investors. Please feel free to ask me questions. Thanks! Borrower added on 10/28/10 > Additional Info: I will not be quiting my job as that is the primary source of my income. Also, this opportunity does not require a full-time commitment.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,528.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 605515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605515	$25,000	$24,475	17.43%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605515. Member loan 605515 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.85%
Length of employment:	n/a	Location:	Amherst, NH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/27/10 > I will be refinancing my mortgage as well to further help reduce my total monthly payments. The debt consolidation loan will really help our situation and save us over $300 per month in credit card payments. Please approve!!! Thanks!

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,470.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your source of income? What backup plan do you have for paying this loan? The money I loan to you is my retirement fund and I want to be sure that it will be paid back.	Hi Merideth, My source of income is from my job. I have been employed in the food industry for over 18 years now and am confident in my continued employment in this industry. As for a back-up source, if needed, I would tap into my retirement fund. If there was a way to do that now without any of the crippling penalties associated with that, I would do that to get rid of our credit card debts. As for being paid back, paying on this loan and paying off this loan will be a priority for my wife and I. Although we have many debts right now with very high interest rates, we have not fallen behind or missed a payment to any of them. We are simply trying to restructure our debt. Our financial plan is to try and get all the debts together in one "place" with a much better interest rate than what the credit card companies are charging us now. I hope this has answered your question. If you need more information, please do not hesitate to contact me.
Hi, I'm also a Southern NH resident, looking to help out people in the community. Have you started the refinancing process? If not, give Larry Weinfield @ Regency Mortgage a call. He really works hard to get people the best deal possible.	Hi. I have just contacted a couple of lenders and I will make sure to contact him. Thank you for the lead!
please list, for EACH and EVERY debt you plan to pay off with this loan, the AMOUNT of that particular debt and the APR for that particular debt. Thanks.	Hi. I have asked Lending Club if there is a way I can send this information in securely so that it can be sent to potential investors. Unfortunately, they said there is not a way to do this. I am not real comfortable with putting this kind of detailed information out there for public consumption. I am more than willing to share it, I just wish there was a less public forum for it. I can tell you that all our credit car debt is $27,563.97 and we pay out every month $1,116.27 in minimum payments. The interest rates range from 16.24% all the way up to 30.24%. I hope this helps. Please let me know if you need anything else.
Can you list the debts (amounts) you are carrying and not just the accounts you would like to consolidate with this loan? Is your spouse employed? If so is there additional income not listed above?	Hi, another person has requested the same info on the debts, so that info will be coming soon. Right now, my wife is un-employed full-time. She lost her teaching job last year (was not tenured yet), but has been doing substitute teaching as much as possible. I did not list any additional income for her because it is not consistent. However, there is a possibility of a long-term sub position around Feb of 2011 because one of the teachers at the school unfortunately has breast cancer and will need to take some time off for treatment. My wife is in line for that long-term role which of course will give us some additional income which we could put towards this loan if we get it. I hope this answers your question sufficiently. If you need more information, please do not hesitate to ask.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Feel free to use CC#1, CC#2, and round off the numbers if you like. You may want to take a look at some of the other loan requests to see how they format their answers to similar questions. Since as investors we only see a small portion of your application, we have little to base our investing decisions on - We don't even know your name (and please do not tell us!) so some of us tend to ask a lot of questions, and others read the answers and base their investing decisions on what they read. I see that 126 investors have each invested $25 or more in the note (your loan) so far. Generally speaking, the more information provided in response to investors' questions, the faster loans are 100% funded. Thank you in advance for your answers, and good luck on 100% funding quickly.	Thanks for the suggestion. I like the approach. Here are the debts, monthly minimums and interest rates: CC#1 - $4286 - $107 - 17.90% CC#2 - $1706 - $44 - 19.99% CC#3 - $107 - $15 - 21.74% CC#4 - $4551 - $132 - 26.24% CC#5 - $542 - $23 - 26.99% CC#6 - $2690 - $120 - 15.24% CC#7 - $498 - $15 - 16.24% CC#8 - $3220 - $105 - 26.99% CC#9 - $2431 - $85 - 30.24% CC#10 - $12,219 - $429 - 29.99% CC#11 - 958 - $42 - 19.99% We have contacted every card to try and get reduced interest rates, but only a couple of them reduced the rates for us. I understand why our loan request is being "priced out" at over a 17% interest rate, but it is still lower than the largest piece of our debt. This loan will provide considerable savings. I hope this has answered your question. If you need more information, please let me know. Thanks.
good 'nuf. just wanted to make sure you were not planning to pay of 10% debt with a 20% loan to have "one easy monthly payment." you have NO idea how many borrowers here think that's an intelligent thing to do! LOL ... Also, I serve on a school board [just got reelected!] and you have my best wishes for your wife's reemployment.	Thanks for the response. I have had another potential lender offer a suggestion on how to list my debts and I like their suggestion, so I will post the individual debts. We want to pay off as much of the debt as possible (can only borrow $25K against $27K in debt), so we will get rid of the high balance, high rate cards and close them out. Thanks for the well wishes on my wifes employment. Her unemployment is actually a blessing because it has forced us to confront what was being covered up by two salaries. We cannot live that way any longer. Thanks.

Member Payment Dependent Notes Series 605519

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605519	$25,000	$16,650	10.36%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605519. Member loan 605519 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,958 / month
Current employer:	Ymca Central Florida	Debt-to-income ratio:	17.82%
Length of employment:	< 1 year	Location:	Orlando, FL

Home town:
Current & past employers:	Ymca Central Florida
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,916.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments for the cards you are paying off with this loan. Thanks!	Hi, I am refinancing a Citibank Mastercard balance of $24,324.58 with current APR 19.99%. Payment 547.00 This loan will allow me to lower the interest rate saving a significant amount of money over time with a plan in place to payoff the entire balance close the account and be done with it. Citibank raised the rate as they did to many people without cause. I have been paying on time with no late payments so I can hadle the payment of this loan without a problem. Thanks for your interest in financing my loan. Have a great day!
Could you please verify your income with LendingClub? Thanks in advance!	I have given all requested documentation to lending club to verify my income to this point nothing else has been requested so should be done. Thanks, John

Member Payment Dependent Notes Series 605540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605540	$25,000	$16,025	10.36%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605540. Member loan 605540 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	AllScripts	Debt-to-income ratio:	11.22%
Length of employment:	2 years	Location:	Teaneck, NJ

Home town:
Current & past employers:	AllScripts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,534.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of your loan?	It is to take care of an emergent need. Thanks
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	The loan is for an emergent need. I selected debt consolidation in error. I am a Clinical Analyst.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	The selection listed should have been "other". I asked support if I could have changed the selection after submitting the loan, but it could be changed. The loan is for an emergent situation and not for current debt. I am not the sole wage earner.
Would you please provide some detail on the need for the emergency funds? Thank You	It is a situation that affects my family.
I typically only fund loans when the borrower answers the lender's questions in more detail. Sorry.	Thanks for your response.

Member Payment Dependent Notes Series 605582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605582	$16,000	$10,250	6.91%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605582. Member loan 605582 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	14.00%
Length of employment:	4 years	Location:	Hilton, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > Looking for a consolidation loan to eliminate credit cards forever. Business has picked up so back on track. Just looking to reduce the debt with a simple monthly payment versus having to pay individual credit card payments.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,041.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the source of your income?	I own my own Digital Signage & Custom Apparel business. Our company acts as a technical consultant for 2 large digital signage companies. We are also the US repair facility for one of those customers. Being in Digital Signage, it also made sense for our company to offer promotional items (t-shirts, mugs, etc. ) to offer customers along with the digital signage advertising so we produce these in-house as well. When the economy tightened, we had lost a contract which made it difficult for a while but now we picked up one and are working on a couple more with other local businesses. We are a small business, myself and one other silent partner but hope to pick up some LCD repair service contracts to expand over the next 6 months.

Member Payment Dependent Notes Series 605621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605621	$22,750	$14,125	9.99%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605621. Member loan 605621 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	University of Oklahoma Health Sciences	Debt-to-income ratio:	16.91%
Length of employment:	3 years	Location:	Moore, OK

Home town:
Current & past employers:	University of Oklahoma Health Sciences
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > My husband and I have been trying to have a baby for many years. Our only options now are IVF and adoption. We want to participate in a program where for about the cost of two IVF cycles, we actually get SIX attempts. If at the end of the six attempts, we have no baby, we are eligible for a 70% refund. At that point, we can choose to adopt and we will have the funds to do so. Until this point, we have paid out-of-pocket for all of our treatments AND we have paid down our credit card debt. I work for a State University, so my job is extremely stable and I was recently promoted, so I plan to make this my career. Thank you for your help!

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	28
Revolving Credit Balance:	$4,953.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) at U of OK Health Sciences? a-n-d You initially selected 5-yrs loan repayment terms. In YEARS, How long do you anticiapte servicing the loan (keeping active) before loan is paid off? (if less than 5-yrs, then number of years before loan is paid off?)	I am part of the management team in Financial Services. So, I work in the accounting field. The time it takes will depend on whether or not I get a baby. With no baby and on our current budget, I plan to pay it back in about 2 years. With a baby, obviously my budget would have be adjusted. It would take me just over 3 years to pay it back. Thanks for your questions!
Since you mentioned that you're married, would you mind disclosing your husband's monthly bring home income and his profession? Such info can only help your application.	My husband works for an FAA contractor. He facilitates training and his monthly take home is $3100. Thanks for your questions

Member Payment Dependent Notes Series 605644

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605644	$24,250	$17,775	18.17%	1.00%	November 12, 2010	November 10, 2015	November 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605644. Member loan 605644 was requested on October 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	aspen square management	Debt-to-income ratio:	17.42%
Length of employment:	1 year	Location:	TUCKER, GA

Home town:
Current & past employers:	aspen square management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > I plan on using this loan to pay off all my debt and finish my car payments, so therefore i just have one bill to pay. Borrower added on 11/01/10 > I plan on using this loan to pay of all my credit cards, finish my car payment and finish paying off my student loans. So therefore i can just have one easy payment instead of making 5 payments. I have never been late on any payments, i have a secure job. I just wanted to finish school so i ran up my credit cards while working full time. So therefore i found lending club and i really hope everyone can help me out. Borrower added on 11/01/10 > Hello, I am using this loan to pay of my credit card debt, my car payment and my student loans. I have worked full time since i was 17 and never have been late on any payments. My goal was to finish flight school inwhich i did, but i ran up allot of credit card debt and had to get a car. I have a stable job that i just changed career's and started, it's only a matter of time before a promotion comes. I am steady income, fixed salary about 3k a month after taxes. I just came to lending club to see if people can help me make my 5 payments into one payment, that i can pay off faster and get outta debt.

A credit bureau reported the following information about this borrower member on October 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,258.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at aspen square management and where did you work prior to that?	I am a property foreman at one of there property's. incharge of the maintenance crew. Before that i was the maintenance supervisor for six flags white water. I worked in the water park industry since i was 15 about 9 years, however i needed change so i just changed careers about a year ago.
What are your current loan balances and interest rates?	Well i know this answer goes public, but all of my balances together are around 22,000. It is between three loans and two credit cards. my interest rates are pretty low, but i am trying to convert everything to one payment instead of 5 payments.

Member Payment Dependent Notes Series 605658

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605658	$22,750	$14,400	6.54%	1.00%	November 12, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605658. Member loan 605658 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,117 / month
Current employer:	WELLS FARGO HOME MORTGAGE	Debt-to-income ratio:	22.52%
Length of employment:	< 1 year	Location:	POMONA, CA

Home town:
Current & past employers:	WELLS FARGO HOME MORTGAGE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > I plan to use this loan to consolidate my high interest credit cards and pay them off quicker. I have excellent credit but the credit card companies still raise the rates to a rediculous amount. I have never been late on any debts that I have had. My monthly budget is about $1500 to pay bills and the rest goes to my savings. As a consumer loan underwriter my position is very critical and have very good job security. Borrower added on 11/01/10 > As a consumer loan underwriter I approve condominium new construction projects for lending.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,618.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at WELLS FARGO HOME MORTGAGE?	I am a consumer loan underwriter.

Member Payment Dependent Notes Series 605710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605710	$15,000	$9,250	6.91%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605710. Member loan 605710 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Dynamic Point	Debt-to-income ratio:	22.43%
Length of employment:	< 1 year	Location:	KELLER, TX

Home town:
Current & past employers:	Dynamic Point
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > This loan will enable me to consoldiate multiple credit cards into a single payment. My credit is good, I am just looking to consolidate at a lower rate than my bank will offer.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,493.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Please let us know the amounts and interest rates for each of the credit cards you plan to consolidate. Thank you.	There are 4 cards: 2 with about $4000, and 2 with about $3500. The 2 with $4000 are 0% introductory rates that are running out soon, the other 2 are both around 12%.

Member Payment Dependent Notes Series 605711

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605711	$7,000	$7,000	6.17%	1.00%	November 10, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605711. Member loan 605711 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,368 / month
Current employer:	The Food Bank of WMA	Debt-to-income ratio:	14.06%
Length of employment:	3 years	Location:	West Whately, MA

Home town:
Current & past employers:	The Food Bank of WMA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I am a solid investment with excellent credit history and stable work. The purpose of this loan is to refinance/consolidate higher rates - not for adding additional debt. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,526.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to hear your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and the interest rate of each loan to be consolidated by this Lending Club loan. 3. Describe your role at Food Bank of WMA. 4. Identify the four credit inquiries shown occurring within the last six months. Thank you in advance for your response.	Type your answer here. Hi there - here are the answers to your questions: Monthly exps: 1) Mortgage: just under $1800.00 inclusive of taxes. This is a joint mortgage so I am only paying about 1/2. 2) Wells Fargo - car loan (only approx 6 mos old) for approx 18K. Monthly payment is $350.00 inclusive of gap insurance and warranty. I just paid off my other car loan this month so it is now owned outright. (Asset value if needed to sell is approx 6500.00+ per blue book value) 3) (2) credit cards total current balance of around 10K. Monthy combined mininum is $225.00 4) I just obtained financing for a time share @ Cape Cod for $8K - monthly payment will be approx 125.00 Loan Purpose 2) The loan is intended to refinance the time share as the loan rate is quite high at just under 16%. The initial payment doesn't come due until Dec 2010 so the principal is $8k. In taking the refinance it was just to complete the transaction cleanly. I had no intention of not sourcing other options. Work info 3) My role is currently the interim Finance Director (last 10 mos) and prior to that I served here as the Accounting Manager for 3 yrs. The interim position will be opening to a permanent position within the next 3 months. Credit info 4) Without looking at my credit report I am assuming the credit inquires over the last 6 months: Car loan financing: I intially went through a credit union for the loan at 3.9%, but the dealer was able to beat this rate. So that would be (2) of them. I took a 0% interest credit card to consolidate smaller credit balances within the last month or two...so that would also be one of them I just financed the timeshare (referenced in question#2) very recently so that would be the fourth. Thanks so much for considering my loan. If you have any further questions, please let me know.
Why do you request to borrow $7,000 to pay an $8,000 loan?	Type your answer here. I wanted to shorten the loan time frame but keep the payments around the same as what my original financing option was. So, I am putting another 1K from my savings account onto the loan to reduce the principal a bit, thus with the lower interest rate and the additional payment, I am able to reduce the life of the loan from 8 yrs to 5.

Member Payment Dependent Notes Series 605713

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605713	$12,000	$9,050	5.79%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605713. Member loan 605713 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Impact Technologies, LLC	Debt-to-income ratio:	12.25%
Length of employment:	3 years	Location:	Pittsford, NY

Home town:
Current & past employers:	Impact Technologies, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > This loan will be used to pay off my credit cards. My monthly cost break down is as follows: $550 Rent, ~$100 Gas/Electrical, $70 Gym, $60 Cell phone and $40 home internet connection.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,163.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rate and amount owed on the debt you wish to consolidate?	Two different cards. First one is ~7000 @ 13.4% the other ~6000 @ 11.7%.
Hi there, according to your listing your revolving credit balance is a little over $5,000 yet you are asking for $12,000. Are there other credit card balances not included in the $5,000 or are you planning to use a portion of the loan for something else? Thanks and good luck.	The ~$5000 is not completely accurate. The numbers I provided in my other response are the actual card balances that I want to consolidate.
Your stated gross income is $7,083, so presumably your take home pay is at least $4000 but you only list $820 in monthly expenses. . Do you have other obligations or expenses?	No. No other monthly expenses other than credit cards.

Member Payment Dependent Notes Series 605751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605751	$7,500	$4,975	5.79%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605751. Member loan 605751 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Washington County School District	Debt-to-income ratio:	15.38%
Length of employment:	8 years	Location:	St George, UT

Home town:
Current & past employers:	Washington County School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I am financing a plasitc surgery procedure and LendingClub is my method of choice. I pride myself for a lifetime of excellent credit.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,359.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Washington County School District?	Secretary
What's the plastic surgery for? Do you have a medical condition?	Elective-face and brow lift. I'm paying a portion out of pocket and decided to finance the rest. Lending Club was my choice of financing. I have an excellent credit history-I've never missed a payment.

Member Payment Dependent Notes Series 605772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605772	$16,750	$10,325	6.91%	1.00%	November 12, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605772. Member loan 605772 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	n/a	Debt-to-income ratio:	14.35%
Length of employment:	n/a	Location:	Lecanto, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > The loan request is to purchase 2 Formostar Encore portible machines. These machines are the only items yet needed for my wife to open her business which is a highly desirable niche business in our county. We have laid our of pocket everything else needed from office furniture and equipment to linens to even the sign on the building. All licenses are in place etc. I've been permanently disabled since 1989 but have stable income and I'm an excellent borrower with long history. The loan would actually be paid back in a much shorter term so that funds could be available to help someone else.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1977	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	41
Revolving Credit Balance:	$25,626.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 605811

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605811	$12,000	$10,550	5.79%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605811. Member loan 605811 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,008 / month
Current employer:	Sunrise Medical	Debt-to-income ratio:	9.07%
Length of employment:	6 years	Location:	Denver, CO

Home town:
Current & past employers:	Sunrise Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,835.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. How much of the loan is going towards wedding expenses and how much toward debt consolidation? Best wishes on your wedding.	$8,000 toward debt consolidation and $4,000 to wedding expenses.
What is the current interest rate and amounts owed on the debt you wish to consolidate?	I owe about $8000 at an interest rate of 12%

Member Payment Dependent Notes Series 605829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605829	$16,000	$10,700	9.99%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605829. Member loan 605829 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Harris And Harris	Debt-to-income ratio:	17.28%
Length of employment:	1 year	Location:	chicago, IL

Home town:
Current & past employers:	Harris And Harris
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > I Have Requested This Loan To Consolidate My High Intrest Credit Card Debit And Bank Loan, I Am In Great Standings With All My Creditors And I'm Considered A Great Customer, I Have Barrowed And Payed Back Around 60,000 In Personal Loans/ Car Loans From Harris Bank I Have Been A Loyal Customer With Them Since 1999, At This Point It Would Be Easier To Add All My Debits Into One Payment Each Month So I Can Get Out Of Debit Faster And Easier, So I Can Go To The Next Step To Buy My Dream Home But First I Have Pay Off All My Exsisting Loans.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,719.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Harris And Harris and where did you work prior to that?	at harris & harris i am a collection specialist. and i worked a harvard collection in chicago il working for 2 yrs the same field

Member Payment Dependent Notes Series 605838

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605838	$18,000	$11,200	6.54%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605838. Member loan 605838 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Aztec Animal Clinic	Debt-to-income ratio:	12.86%
Length of employment:	5 years	Location:	Cochiti Lake, NM

Home town:
Current & past employers:	Aztec Animal Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > The purpose of the loan is to renovate a property I purchased on foreclosure so that I can move into it, sell my current property (which I have approx. $40,000. equity in and move into the renovated property. This will decrease my housing costs by about 700.00 per month. I may also use a portion of it for debt consolidation. Borrower added on 11/04/10 > I have a stable income. I have a professional degree and have been continuously employed in my field since earning my degree. I have a very loyal client following, enjoy my work very much and plan to continue working in my current capacity until I retire. I take my financial responsibilities seriously and have never defaulted on a loan. I purchased a foreclosed property this past summer. The property is a fenced acre with a double wide manufactured home on it. Manufactured homes are very common in this part of the country. The well and septic system were inspected prior to purchase and found to be in good condition but the home itself is in need of repair. The property was initially purchased with the intention of selling the manufactured home and purchasing a modular home to be installed on the property. At the same time I had the home I am currently living in on the real estate market. My intention was to sell my home and use the proceeds to pay off debt and have cash on hand for emergencies. By doing this and moving into a less expensive modular home (on the foreclosed property) I would be reducing my monthly mortgage payment as well as my total mortgage debt amount substantially. I had a buyer lined up for the manufactured home but shortly before he purchased it there was a death in his family and he could no longer proceed with the purchase..... more to follow Borrower added on 11/04/10 > ...I began to feel that a new opportunity was presenting itself. My current mortgage on that property is below $300. per month. The mortgage is a land loan so I actually own the manufactured home outright. If my husband and I were able to renovate the manufactured home ourselves we would be living in a nice home on a desirable piece of land for a very small monthly mortgage. Really when you think about it, less than $300. per month is almost like living for free. The renovation loan would be paid off relatively quickly (as compared with a mortgage) so in a few years our only debt would be a small mortgage and possibly a car payment. I am a conservative spender. In spite of this I have credit card debt. My goal is to pay it off with the sale of my current house. The reason for much of that debt is twofold. My husband has had many health problems. The cost of medical procedures and medications has been significant. In addition, it has also resulted in gaps in his employment that have obviously resulted in less income. He was also laid off from his job about 8 months ago after a massive downsizing (aobut 80% of his coworkers lost their jobs) in his department. His health has improved greatly over the last few months and he has returned to school and is due to graduate in about 2 months. I expect he will earn a reasonable salary once he graduates. He has had 2 different employers approach him about a job after he graduates.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	18
Revolving Credit Balance:	$13,815.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 605851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605851	$25,000	$24,125	14.83%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605851. Member loan 605851 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,167 / month
Current employer:	AES	Debt-to-income ratio:	6.24%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	AES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	2
Revolving Credit Balance:	$100,030.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi - You might want to add a description - tell us why you need a loan and about your plan for repayment. You report a 150k salary but you had a payment delinquency 2 months ago ... so, make me believe you%u2019ll pay me back by writing a description. Good luck -	this relates to my wife not paying small c/c payment while looking after her father in palliative care. annoying that they reported it to one c/c bureau the loan is simply for home improvement. paying back is per terms of agreement. my salary is what it is and can be verified by lending club - they now have all the documents. thks for the inquiry

Member Payment Dependent Notes Series 605892

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605892	$20,000	$12,250	6.54%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605892. Member loan 605892 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Williams Benator and Libby LLP	Debt-to-income ratio:	13.90%
Length of employment:	5 years	Location:	MARIETTA, GA

Home town:
Current & past employers:	Williams Benator and Libby LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,461.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Thank you for your question. I have two credit cards that are charging exhobitant rates (each are over 15%, which obviously is hindering quick repayment on them). I plan to pay these off with the funds. The debt was primarily incurred while I was in my undergraduate and masters' programs, from which I have recently graduated. On a side note, I budgeted repayment with the current rates and a lesser rate (I used about 8.0%), noting it would take over 5 years to pay off the cards at their current rates (vs the 3 years of the loan requested) using a slightly higher monthly payment.
Why did this loan have to be relisted?	Thank you for your question. Lending Club accidentally withdrew the loan before the three day period allotted for me to submit proof of income. When I called to determine why the loan was cancelled, customer service asked me to relist the loan immediately. My income verification documents were submitted within the 72 hour period and no further issues have arisen.

Member Payment Dependent Notes Series 605897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605897	$14,000	$10,400	6.17%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605897. Member loan 605897 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Smith Hanley	Debt-to-income ratio:	11.11%
Length of employment:	5 years	Location:	Sorrento, FL

Home town:
Current & past employers:	Smith Hanley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > I've been in my current job for over 5 years. My current annual salary if $120,000. I also have excellent credit and I'm a home owner. Borrower added on 11/04/10 > I'm tired of paying a high interest rate to a very large bank. I'm currently paying $200 a month in interest alone.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,529.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage- $1700 Car- $400 Utilities- $150 Car Ins- $100 Phone- $80 Cable- $120 Daycare- $360

Member Payment Dependent Notes Series 605948

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605948	$24,000	$14,725	9.99%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605948. Member loan 605948 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	Wisconsin Women's Business Initiative	Debt-to-income ratio:	12.00%
Length of employment:	1 year	Location:	Saint Francis, WI

Home town:
Current & past employers:	Wisconsin Women's Business Initiative
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,662.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	This will be a new home. 1. No this will be the first mortgage 2. I will have the title to the property 3. No other debt on the property 4. Zillow value is $77,500

Member Payment Dependent Notes Series 605956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605956	$18,000	$18,000	15.95%	1.00%	November 10, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605956. Member loan 605956 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Corus International Trading Ltd.	Debt-to-income ratio:	6.46%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Corus International Trading Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > All in one account.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	41
Revolving Credit Balance:	$24,652.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. What is Corus? What do you do there? Thank you.	American Express $14,000 and Citi credit card $4,000, pay about $500 and $300 a month but interest rate is 27% looking to reduce it asap with a 3 year plan. Corus is an English-dutch steel company. I am a steel trader
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Income document (paystubs) will be ready Monday, can't access them online now.
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I can send it this afternoon. Paystubs.
25	No question here, sorry.
What were the circumstances of your delinquency 41 months ago?	I was traveling frequently and did not check constantly my mailbox, forgot to pay a couple of payments but once I realized was able to pay in full. I now setup all my accounts online. It is not normal what happened as you might see.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	I am the sole wage earner, I am requesting this loan to reduce the interest rate I currently have on a couple of credit cards so I can pay faster. I can see a 36 month plan to pay this loan since I can keep up with current payments just want to save money.

Member Payment Dependent Notes Series 605996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
605996	$15,250	$9,700	6.54%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 605996. Member loan 605996 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	CH Designs	Debt-to-income ratio:	20.64%
Length of employment:	7 years	Location:	Canyon Country, CA

Home town:
Current & past employers:	CH Designs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,112.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	The loan is under my spouse's name. This personal loan will be solely under me.
Since California is a Community Property state, there is no such thing as a loan solely under you. Please answer member 550614's questions.	The mortgage is $3300/month and the household income is $110,000 annual. But my income is not used for the mortgage and the mortgage loan is under my husband's name.
What is CH Designs and what do you do there?	I'm an Administrative Assistant. It's an architectural design company.

Member Payment Dependent Notes Series 606011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606011	$1,450	$1,450	5.79%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606011. Member loan 606011 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Edward Jones	Debt-to-income ratio:	11.11%
Length of employment:	< 1 year	Location:	berkeley, CA

Home town:
Current & past employers:	Edward Jones
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,177.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 606069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606069	$23,500	$14,300	6.91%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606069. Member loan 606069 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Visi-Line Inc	Debt-to-income ratio:	19.78%
Length of employment:	3 years	Location:	Port orchard, WA

Home town:
Current & past employers:	Visi-Line Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,916.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain what the loan will be used for? How long have you been in business? Thanks in advance!	This loan will be used for cash flow while we finish two projects. One PO is $176,000 the other PO is $34,000. We also have two other POs worth $39,000 and $65,000. These are all from government agencies, Universities actually.
So what kinds of projects are the University ones. And the money will just be used for cash flow? Also if you run out of a deadline, some other great sources for funding are ProminentVentureGroup.com. You should check them out. Also how soon will you profit on these projects, so we can get our money back? Thanks!	Yes the money will be used just for cash flow. To get us through the 60 days. All of the materials have been paid for so there are no expenses for materials out of this PO. All of the projects are for medical research equipment. We will profit on the biggest of the PO's in 45 days. The 34,000 dollar PO will be about 45 days. The 39,000.00 PO will be 60 days.
What is the nature of your business and the outstanding POs?	Medical Research and housing. The PO's were all awarded to us in the last 7 months.
How long have you been in business?	Been in Business for 3.5 years

Member Payment Dependent Notes Series 606111

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606111	$6,000	$6,000	6.54%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606111. Member loan 606111 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Rockefeller University	Debt-to-income ratio:	11.00%
Length of employment:	6 years	Location:	Saint Louis, MO

Home town:
Current & past employers:	The Rockefeller University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > I've been at my job for more than five years. Would like to just consolidate my debt and get it behind me. Budgeting out my life right now and the $120 a month payment will let me breathe easier at night. Borrower added on 10/29/10 > Oh yes, I just got a new cell phone in the past six months using my employer's discount. Borrower added on 10/31/10 > As you can see, I have excellent credit and don't plan on ruining it anytime soon in this horrible credit climate by not paying my loans. Rest assured this loan will be paid back like clockwork. Borrower added on 11/06/10 > I'm very excited about this entire process. Thanks to everyone who has decided to fund me so far. I've noticed we're only 34% of the way there and I need at least 60% before any lending goes through (or approximately $1600 more as of this writing), so if you have any more questions, feel free to shoot them over. Again, you'll notice I have A4 credit which is rare in this economy. Again, if you have any questions, shoot them over.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,290.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to hear your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and the interest rate of each loan to be consolidated by this Lending Club loan. 3. Describe your role at Rockefeller University. 4. Identify the three credit inquiries shown occurring within the last six months. Thank you in advance for your response.	$400 a month on groceries $300 a month on rent $300 a month on ancillary items I would like to pay off my Discover Card personal loan which has a higher APR. I currently have high amounts of charges on two citi cards as well. I'm a graduate fellow at The Rockefeller University but will go on to be a research assistant after obtaining my PhD. Most of the fellows stay in the lab until they are able to secure another position elsewhere. I don't really recall taking out any new loans or credit cards within the past six months.

Member Payment Dependent Notes Series 606121

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606121	$24,250	$24,250	12.61%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606121. Member loan 606121 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	CBS interactive	Debt-to-income ratio:	12.80%
Length of employment:	3 years	Location:	San francisco, CA

Home town:
Current & past employers:	CBS interactive
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,593.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you want to consolidate with this loan (balances, interest rate, what you currently pay monthly)? What do you do at CBS?	- $17K of Credit Card Debt, over 3 cards. APR 26.24%. Not sure what monthly min payment would be as the debt is new, but can pay $1k/month. - Online Advertising Sales Hope that helps.
If you are paying of 17k in credit card debt, what are you planning to do with the remaining 7k of this loan?	You're correct. The additional $7k was intended to give me breathing room initially, but will likely not be needed.
I'd like to help you. Please provide a description for this loan. I'd like to know how you plan to use the funds, since you state you have $17k of credit card debt, but are asking for over $24k.	Hi BayWindow, You're correct, I did ask for more than I currently owe. Thinking behind the additional $7K was that it would provide me with breathing room intitially as I begin to pay against the loan. It likely won't be needed, but thought I'd play it safe.

Member Payment Dependent Notes Series 606130

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606130	$4,000	$4,000	18.54%	1.00%	November 12, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606130. Member loan 606130 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	The Methodist Hospital	Debt-to-income ratio:	15.05%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	The Methodist Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	27
Revolving Credit Balance:	$364.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I like your personal finance metrics and will likely be investing in your loan application. However, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it basically involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I will verify my employment and income through lending club in the next couple of days. Thank you for the advice

Member Payment Dependent Notes Series 606135

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606135	$10,000	$6,725	6.91%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606135. Member loan 606135 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	City of New York	Debt-to-income ratio:	15.58%
Length of employment:	4 years	Location:	Baldwin, NY

Home town:
Current & past employers:	City of New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > This loan is to basically condense a credit card thats at 24% interest to this loan. I am paying $250+ a month in interest. I have never made a late payment, but I am tired of paying all of the interest.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,902.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of New York?	NYPD
What is the current interest rate and amount owed on the debt you wish to consolidate?	i have a 5k personal loan at a bank in NY at 10%...i would like to consolidate that to this loan. Then I have about 6k on my credit card at about 24% interest. That is the big one i would like to get rid of

Member Payment Dependent Notes Series 606136

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606136	$20,000	$13,675	6.91%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606136. Member loan 606136 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.39%
Length of employment:	10+ years	Location:	Mesa, AZ

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > My wife and I are looking to consolidate three credit cards into one payment so we can free up monthly cash to accelerate our paydown. We are actively working with a financial advisor and this is the beginning of our process to become more financially independant and hopefully become a lender instead of a borrower. Borrower added on 11/01/10 > One other item of note is that I have been employed for 15 yrs with the same employer and I have a history of increased responsibility, increased pay, and peer and manager recognition. My current role allows me the opportunity of participating on a long term project that will span the next few years.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,964.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Thank you for your consideration. Here are my current expenses. - Mortgage $2215 - 2nd Mortgage $135 - Transportation (includes insurance, fuel, etc..) $309 - Insurance (includes life, auto, health, etc..)$533 - Food $1043 - Child Care Costs (includes clothing, school, care,etc..) $605 - Charity $1495 - 401k Loan $301 - Discretionary (eating out, movie, etc...) $200 - Utilities (electric, cable, water sewer) $650
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type *won???t pay*- Personal Residence, Balance - $326,786.00, APR 5.75%, Type *won???t pay*- 2nd mortgage / HELOC, Balance $50,769.00, APR 3.25%, Type *will pay*- Credit Card #1, Balance $17,094.00, APR 13.24%, Type *will pay*- Credit Card #2, Balance $1,096.00, APR 4.25%, Type *will pay*- Credit Card #3, Balance $1,800.00, APR 14.90%, Type *won???t pay*- 401k Loan, Balance $26,511.02, APR 4.25%

Member Payment Dependent Notes Series 606137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606137	$12,800	$8,575	5.79%	1.00%	November 12, 2010	November 11, 2013	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606137. Member loan 606137 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Futuro Infantil Hispano	Debt-to-income ratio:	24.88%
Length of employment:	< 1 year	Location:	Mira Loma, CA

Home town:
Current & past employers:	Futuro Infantil Hispano
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/28/10 > This loan will be used to fund our (my girlfriend and I) plans for the future. We've decided to tie the knot and would like a loan to fund our wedding expenses rather than paying with high interest rate credit cards and also keep our spending in a budget with a manageable loan amount and payment. The loan amount will fund an engagement ring, wedding expenses and a modest honeymoon after the festivities. I just completed my Masters degree this summer and have just established myself in my career. She works in a stable union position for a utility company. While we feel taking out the loan is our best option to keep our financing costs down, we plan on paying off this loan sooner than the allotted time since having minimal debt is a priority for both of us. We will be living at home with my parents and will be providing them $100/month for rent which will allow us to pay extra towards our loan and reduce the loan amount quickly so we can start saving for our first home once this loan is paid off. Thank you for your time and for considering investing in our future.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,448.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan to pay this loan off early?	Yes, paying off this loan is our highest priority. We would like to become debt free and purchase our own home as quickly as possible. We anticipate paying off our loan within 12-18 months. Any cash gifts received from our spring wedding will also go towards paying off this loan.

Member Payment Dependent Notes Series 606139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606139	$12,000	$7,650	6.91%	1.00%	November 12, 2010	November 11, 2015	November 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606139. Member loan 606139 was requested on October 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	IRS	Debt-to-income ratio:	18.48%
Length of employment:	10+ years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	IRS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > This will create no new debt, will pay off current debts at a lower interest rate.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,057.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating? How long do you plan on taking to pay back the loan?	The interests rates are from 13 - 18%. I plan to pay it back in 4 years.
What is the current interest rate and amount owed on the debt you wish to consolidate?	$7,317.86 at 18.24% interest $3,161.11 at 18.74% interest and $1,521.36 to be paid off by9/18/11 or subjectto 27.99% interest.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Everything is about $2000.

Member Payment Dependent Notes Series 606185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606185	$24,250	$14,750	9.99%	1.00%	November 16, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606185. Member loan 606185 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	MARITEC INDUSTRIES INC	Debt-to-income ratio:	15.51%
Length of employment:	7 years	Location:	FRUITLAND PARK, FL

Home town:
Current & past employers:	MARITEC INDUSTRIES INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I have been employed for the same company for seven years. I always make my monthly payments. I live in FL my parents live in PA, I am doing some remodeling so when they retire they can spend some of the winter months with me.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	15
Revolving Credit Balance:	$14,611.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do for employer? a-n-d You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 5 yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc.	2-3
Thanks for answering the second of my two questions. You ommitted answering first questuion: Position (Job/What you do for employer?	accounting/puchasing

Member Payment Dependent Notes Series 606212

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606212	$10,000	$10,000	5.79%	1.00%	November 12, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606212. Member loan 606212 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	The Maiman Company	Debt-to-income ratio:	13.20%
Length of employment:	9 years	Location:	Springfield, MO

Home town:
Current & past employers:	The Maiman Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > The current loan that I have with citi financial is at a 13% interest rate. It is in good standing, and like most folks, I want to get out of debt faster. Having a lower interest rate would allow me to do that; and that's the point of this loan here at Lending Club.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,760.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your credit history indicates that you only have $3,760 in revolving credit debt. What is the remainder of the debt? Wishing you well.	The remainder is student loans and the citi financial loan that we have. I know that I chose "credit card refinance" as the purpose of my loan, and I did so because I felt that was the closest to what I'm trying to do -- refi the citi-financial loan. My plan is to keep paying my current payment of $262 and with the better interest rate, this loan will be paid off faster.

Member Payment Dependent Notes Series 606214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606214	$20,000	$12,300	9.99%	1.00%	November 15, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606214. Member loan 606214 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	United Parcel Service	Debt-to-income ratio:	22.54%
Length of employment:	7 years	Location:	Tacoma, WA

Home town:
Current & past employers:	United Parcel Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > With this home loan, I am planning to invest in a rental property. I am only focusing on Single Family Residences that are in short sale or foreclosure. There are plenty of potential properties with up to 60% equity in Washington. My plan is to use this loan for a 20% down payment that would able me to purchase a home up to $100,000. The properties are valued at least 40% more than the purchase price. I will use the equity from the property to pay off this home loan. Borrower added on 10/31/10 > My wife and I work full time but her income wasn't include in my Loan. We always pay $800 more than the minimum payments, and never missed a payment. We always pay our bills on time. Thank you.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,179.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at United Parcel Service?	Thank you for your question. I am a Parcel Deliverer for the Tacoma, WA area.
You initially selected 5-years loan term repayment length. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. a-n-d Transunion Credit Report shows $42K in Revolving Credit Debt (some could be Home Equity Line of redit (HELOC). What is wife's annual income? Thanks for two answers.	I, realistically, see myself paying off this home loan within a year. After I purchase a rental property that's 50% or more below market value, I will get an equity loan with a 5% or less interest rate to pay this loan off completely. According to my 2009 tax return, my wife and I made $96,228. Thank you for your questions.

Member Payment Dependent Notes Series 606217

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606217	$13,000	$13,000	8.88%	1.00%	November 10, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606217. Member loan 606217 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Ohio Air National Guard	Debt-to-income ratio:	21.71%
Length of employment:	10+ years	Location:	Beavercreek, OH

Home town:
Current & past employers:	Ohio Air National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	12
Revolving Credit Balance:	$14,908.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 606251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606251	$24,000	$15,300	6.91%	1.00%	November 12, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606251. Member loan 606251 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Enterprise System Partners	Debt-to-income ratio:	14.70%
Length of employment:	1 year	Location:	West Warwick, RI

Home town:
Current & past employers:	Enterprise System Partners
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/29/10 > Engineer (him) and Registered Nurse (Her) looking to consolidate educational and other miscellaneous debt into one monthly payment, paid off in 36 months. Both have credit scores over 700 and both safely and gainfully employed. Borrower added on 10/29/10 > Monthly payment is < 10% of monthly Net Income.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,441.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Does the gross monthly income of $10,417 include two incomes, or is it just your income? Thank you in advance for your answer.	I applied for the loan myself so that gross income value is for me alone. Together, my wife and I would be in the $14,000 area. Thank you.

Member Payment Dependent Notes Series 606262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606262	$25,000	$25,000	14.46%	1.00%	November 15, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606262. Member loan 606262 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Wyse Technology	Debt-to-income ratio:	11.23%
Length of employment:	3 years	Location:	Wappingers Falls, NY

Home town:
Current & past employers:	Wyse Technology
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$59,293.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. How much do you pay each month toward ALL your revolving debt? Thank you.	I will be paying off my American Express card totalling $16,500 and my Chase Mastercard totalling $7,000. The current monthly payment changes each month with my purchases but ultimately, I have been paying an amount > the sum of the charges for that month PLUS the Interest Charges.
Do you intend to continue using the cards?	Yes, I do but I am at the point now where I am able to pay off my balance each month and am also slowly lowering my overall balance. This loan will accelerate that and reduce the amount of interest paid.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	rent: 1695.00 auto: 392.00 Utilities: 200.00 insurance: 50.00 cell Phone: 35.00 Internet (cable tv / home phone): 120.00 Food: 200.00 Gym: 0 There are two credit cards I am looking to pay off. One is at 16,500 and the other is $7.000. The average interest rate on each is about 21% I am the sole wager earner. As indicated previously, I am currently paying each month to each of these two cards a sum of the purchases for that month + the interest charged + 100-500 additional each month. At this rate, I will eventually pay off both cards but at a much higher interest rate. I am looking for this loan to accelerate the payments and reduce the total amount of interest I will incur.
What is the reason for the delinquency on your credit profile, 31 months ago?	I don't honestly remember but I would assume that I missed a few payments. I was going through a divorce at that time and needed quote a bit of money to pay for the legal fees / new housing, etc which probably was the reason why I did not make the minimum payments at that time. As you can now see, my credit rating is excellent and have not missed a payment in 31 months as well as have been paying significantly more than the minimum payment each month.
Is the revovling credit balance of $60K accurate? You listed you would like to pay $23,500 off but can you tell us what else you have out there.	I'm not sure what you mean by revolving credit balance. I only have 23,500.00 in outstanding credit card debt. My only other monthly expenses have been listed in a previous question (rent, car, insurance, food, etc). The purpose of this is to pay off my current credit card debt at a lower interest rate.

Member Payment Dependent Notes Series 606293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606293	$11,200	$7,250	6.54%	1.00%	November 16, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606293. Member loan 606293 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Activated Ministries	Debt-to-income ratio:	1.50%
Length of employment:	4 years	Location:	Chula Vista, CA

Home town:
Current & past employers:	Activated Ministries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I need to purchase two used cars, the primary vehicle will be a minvan and the 2nd vehicle a sedan. Because I am currently able to walk to work the sedan will be driven minimally--only when my wife and I both need to go out. I have great credit and have always been very careful with my money. I can actually get better interest rates (by a point or so) at any number of banks than I can get here--however they won't finance the sedan with those good rates because being the miser that I am I bought a fairly inexpensive sedan. I currently have a steady job with multiple mission critical roles in IT and Internet Marketing as well as a fledging consulting business which may continue to grow. Borrower added on 11/09/10 > I feel it's worth mentioning that I have more than enough cash in savings to cover the purchase of these vehicles. So the reason I'm taking out this loan is first I don't want an empty savings account and two I want to contribute the maximum tax deductible amount to my retirement account. I'm living within my means by a large margin and while times are good I'd rather sock away my money than spend it or send it to the IRS.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,058.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Please see my updated loan description. If you have further questions after reviewing that info, feel free to ask.

Member Payment Dependent Notes Series 606401

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606401	$12,000	$7,575	6.91%	1.00%	November 15, 2010	November 12, 2013	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606401. Member loan 606401 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Quickie Manufacturing	Debt-to-income ratio:	22.88%
Length of employment:	1 year	Location:	Ewing, NJ

Home town:
Current & past employers:	Quickie Manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,631.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Quickie Manufacturing and where did you work prior to that?	At Quickie Manufacturing I am the Credit & Collections Manager. My department is responsible for daily maintainence and collection of the entire Receivable. Other duties include financial analysis for perspective clients and bankrupcty cases. At Simon & Schuster I was a Senior Financial Services Rep. I was responsible for the credit and collections of the largest portfolio the company has (total A/R 80M+). Most of my daily activities revolve around Account Receivable maintenance and reporting.

Member Payment Dependent Notes Series 606508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606508	$20,000	$12,650	6.91%	1.00%	November 15, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606508. Member loan 606508 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Dubois-Cooper Associates	Debt-to-income ratio:	21.01%
Length of employment:	6 years	Location:	Waterford, MI

Home town:
Current & past employers:	Dubois-Cooper Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > I'm trying to purchase Soalr Equipment to have it installed before the tax benefit expires at the end of this year. I need to pay for the equipment upfront, then I will be getting 30% back from Detroit Edison. I will then have the tax benefit and reduced electrical bills. It is a win win situation for me. Borrower added on 11/10/10 > Doesn't look like I'll reach my goal, but if the current lenders l up you amount to $350 each I could make my goal, and you will get paid back. If I don't make the $20,000 I will not need any of this money. Thanks in advance.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,569.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dubois-Cooper Associates?	I am the Service manager, Dubois-cooper Associates is a Manufacturers representative company we sell water and waste water equipment. Dubois-Cooper.com
how long do you think it will take you to actually pay off the loan?	I plan to pay the 30% from Detroit Edison back in full towards this loan (That should be 30- 45 days) Then I will put all I can towards the balance to knock it out.

Member Payment Dependent Notes Series 606548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606548	$8,500	$7,825	9.99%	1.00%	November 15, 2010	November 12, 2015	November 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606548. Member loan 606548 was requested on October 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	SD3 Corporation	Debt-to-income ratio:	24.53%
Length of employment:	6 years	Location:	Woodridge, IL

Home town:
Current & past employers:	SD3 Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > My loan title is supposed to be "Debt & In School". This was a typo on my part and can't figure out how to change it. This loan is NOT to be used towards any school loans, only credit card debt. Borrower added on 11/01/10 > This loan is not going to be used to pay off any credit cards that have a lower APR than what this loan is at.

A credit bureau reported the following information about this borrower member on October 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	71
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SD3 Corporation?	I help out with most of the back end of things - recruiting, sales, marketing, and different projects that our CEO gives to me. I work directly with the CEO and help him out with whatever he needs me to do to help keep the business running smoothly.
You are requesting $8,000 to consolidate credit card debt but your credit history shows a revolving debt balance of only $2,122. Is this incorrect? Also please post your current card balances, APRs and minimum payments. Thank you and good luck with the loan.	To be even more specific this loan is being used for my credit card debt that I have now and what I will have in the upcoming months for my wedding. I apologize for not being more specific. I've never used anything like LendingClub before so I didn't know how specific I was supposed to be and what details on what my loan was for were available to the investors to see. Bal: $716, APR: 14.99%, Min: $21 Bal: $1,137, APR: 22.90%; Min: $33 Bal: $146, APR: 20.80%; Min: $10 Bal: $425; APR: 21.90%; Min: $10 If you have any further questions please let me know.

Member Payment Dependent Notes Series 606598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606598	$6,000	$6,000	9.99%	1.00%	November 12, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606598. Member loan 606598 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Old Mystic Fire Department	Debt-to-income ratio:	18.06%
Length of employment:	6 years	Location:	Mystic, CT

Home town:
Current & past employers:	Old Mystic Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > Business loan Borrower added on 10/30/10 > Looking to purchase new equipment for my business. Borrower added on 11/01/10 > Just an update on me, I am a full time firefighter and own a snow and ice management company. I have a very good income, and I am entering the busy season with my business. I make my payments on time, and have a very good monthly budget. Any other questions please feel free to contact me anytime. Borrower added on 11/04/10 > The equipment I am purchasing is a stainless steel Ice o-way sand/salt spreader, and toro snow blowers. Borrower added on 11/05/10 > I would like to pay the loan off in 1-2 years

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	28	Months Since Last Delinquency:	13
Revolving Credit Balance:	$2,092.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Old Mystic Fire Department? Are you also starting a business?	I am career Firefighter/Fire Inspector with Old Mystic Fire Department. Yes I also own a Snow and Ice Management Company. I am looking to expand and buy some equipment soon.
Hello, Could you please explain the four delinquencies from the past two years? Thank you and good luck with the loan.	Hello, Thank you for the question, I will gladly answer it. As of Janruary 2009 I have been very good at paying my bills on time, above the minimum payments. My credit score has rose at least 100-120 points in the past year. Prior to that I went through a divorce and was stuck with all the bills. I tried to keep up with everything but fell behind. I hope that answers your question. Thanks
You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate to service (Keep active) this loan before it is paid in full? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs. etc.	I selected 5 years because I was not sure how many signed contracts I would obtain before the winter season started for my plowing company. I currently have $15,000.00 in signed contracts as of today, and have 7 per storm contracts as well. Unfortunately I will not start getting paid until November 15th. I will be paid monthly until April 15th. I am looking to pay the loan off sooner possibly 1-2 years instead of 5. I hope I didn't confuse you. Thanks

Member Payment Dependent Notes Series 606604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606604	$4,750	$4,750	6.54%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606604. Member loan 606604 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Mathers Electric	Debt-to-income ratio:	19.96%
Length of employment:	5 years	Location:	Tallahassee, FL

Home town:
Current & past employers:	Mathers Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > This loan is for a property purchase in Tallahasse, Florida. I have been licensed as a real estate agent for over two years. I'm acquiring this land with a home to repair and rent out. Once the property is secured, the 0.4 acre lot will be cleared and all lumber will be sold. Its a three bedroom one bath home that will bring in approx $650 per month in good condition. I already have connections with different tradesmen for any repair work that is needed. In addition, my full time job as an electrician is going great. Right now Im learning low voltages systems like security systems, camera systems, home automation systems, and networking. I have only begun to work in this position and have a lot of room to move up in salary. Just recently we completed a contract with a brand new Chickfila and Aarons. Borrower added on 11/02/10 > Ok i just got approved for a 20k loan to purchase and rehab the property with another company. I need to put down 12% on the loan which equals out to only $2600. So what i'm going to do is use part of this loan to make the down payment on the 20k loan, then once i received the total amount for it, I will pay off this entire loan. That way you will get you money plus interest back faster than 5 years it will be more like five days. Its a good win win situation for you and me.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,735.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you had the unit checked for toxic drywall and black mold?	the unit has not been checked yet for any mold. If any mold was to be found it would be remedied so that the unit is livable. Actually i've done some remodeling work for a previous boss on his mother in laws suite. That unit was in worst condition than this house and we had no problem with it. And the drywall is too old to be any of the chinese tainted drywall.

Member Payment Dependent Notes Series 606637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606637	$2,500	$2,500	8.88%	1.00%	November 10, 2010	November 13, 2013	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606637. Member loan 606637 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,700 / month
Current employer:	n/a	Debt-to-income ratio:	19.44%
Length of employment:	n/a	Location:	salida, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$1,670.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 606651

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606651	$25,000	$25,000	15.57%	1.00%	November 12, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606651. Member loan 606651 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,533 / month
Current employer:	TEEX Public Safety and Security Divsion	Debt-to-income ratio:	18.73%
Length of employment:	2 years	Location:	ROCKDALE, TX

Home town:
Current & past employers:	TEEX Public Safety and Security Divsion
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,105.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Line of Credit from GE Money, APR 21.9%, Balance $17,900 Will be paid off Line of Credit from Dell Computers, APR 13.2%, Balance $4055 Will be paid off Credit Card from Cabelas, APR 17.9%, Balance $1,400 Will be paid off Credit Card from Bass Pro Shops, APR 22.9%, Balance 4655.00 Will not be paid off Credit Card from Zales Jewlers, APR 26.9%, Balance 1137.00 Will not be paid off
Would you mind giving us a brief description of TEEX your role there? How long you've worked for them and how long have you worked in your chosen field? (Please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I am currently working in the United Arab Emirates for TEEX as an instructor for Asset Security Training. We are training the goverment of Abu Dhabi in security procedures for thier infrastructures. I have been an adjunct instructor for TEEX for 7 years, while I was employed as a police officer. I have been a police officer for 19 years and been teaching law enforcement officers for the past 15 years. I have been working here for 14 months with plans to stay for 3 more years.
Why are you planning to payoff the Dell credit line, which is below the Lending Club rate? At the same time, why are you keeping the Zales balance at a much higher rate?	The Dell is left over from my divorce and still has the ex wife's name on it, per the divorce I have to pay it off.
I'm still not clear on why you're paying off the Dell but not the Zales line. Do you mean that the terms of your divorce require you to immediately pay off the Dell credit line? If you're allowed to pay it off as a loan (or transfer it to your name), then shouldn't you keep that line open, since it's a lower rate than this Lending Club loan? And why are you paying off you Cabelas card but not your Zales card? Shouldn't you pay off the Cabelas card instead, since they're about the same amount, but the Zales rate is much higher?	I am sorry I was not clear, but I will be paying the Zales off in full next month with or without this loan, so there for I did not include it with what the loan would pay off. Per the divorce I have to have the Dell and the GE Loan either paid off or put in my name. This loan is the way I plan on taking care of both and getting them out of the ex-wife's name. Thank you for taking the time to ask these questions. If I can answer anymore please let me know.

Member Payment Dependent Notes Series 606655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606655	$24,250	$15,100	6.91%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606655. Member loan 606655 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,950 / month
Current employer:	MSC Group	Debt-to-income ratio:	23.56%
Length of employment:	4 years	Location:	Fleming Island, FL

Home town:
Current & past employers:	MSC Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	28
Revolving Credit Balance:	$66,805.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is MSC Group and what do you do there?	Type your answer here.MSC Group is a care management company that manages worker's compensation claims for insurance companies. We provide a variety of services including arranging home health care, providing medical equipment to patients, and arranging transportation or interpretation services. I am the Director for an 11-person application development team in the Information Technology organization. My team develops and maintains computer programs for our operations and finance organizations, as well as our company website.

Member Payment Dependent Notes Series 606665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606665	$20,000	$12,275	6.54%	1.00%	November 15, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606665. Member loan 606665 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Crabtree and Evelyn	Debt-to-income ratio:	5.54%
Length of employment:	10+ years	Location:	liverpool, NY

Home town:
Current & past employers:	Crabtree and Evelyn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I am a retail manager for over ten years and have been in my home for over 15 years. Would like to make improvements including new siding and windows to home

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,862.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 606666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606666	$16,000	$10,725	9.62%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606666. Member loan 606666 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	22.16%
Length of employment:	3 years	Location:	Crofton, MD

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	57
Revolving Credit Balance:	$10,377.00	Public Records On File:	2
Revolving Line Utilization:	46.50%	Months Since Last Record:	42
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lockheed Martin?	I am a Senior Laboratory Technician.
You initially selected 5-yrs loan term repayment. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 4 to 5 years? 3 to 4 years? 2 to 3 years? etc.	I anticipate paying off this loan in 3 to 4 years.
What are the interest rates of the loans you are consolidating?	The interest rates that I am consolidating are 23.99%, 26.24%, 29.99%, 21.90%, 19.99%, and 12.15%.
Why the 2 unidentified Public Records 42-months ago on Transunion Credit Report?	That was for a line of credit that was opened in my name by my ex wife. I was unaware of it until it was going to judgment. It was paid off in less than a year after that.

Member Payment Dependent Notes Series 606719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606719	$18,000	$11,200	6.17%	1.00%	November 16, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606719. Member loan 606719 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Ron Carter Ford	Debt-to-income ratio:	6.74%
Length of employment:	2 years	Location:	Friendswood, TX

Home town:
Current & past employers:	Ron Carter Ford
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,797.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 606786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606786	$15,000	$10,775	6.54%	1.00%	November 15, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606786. Member loan 606786 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,167 / month
Current employer:	The MathWorks	Debt-to-income ratio:	5.36%
Length of employment:	2 years	Location:	Cambridge, MA

Home town:
Current & past employers:	The MathWorks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I took out a loan against my 401k last year. I plan to switch jobs. I have an offer in place and will switch in 2 weeks. The 401k loan will need to be repaid to avoid tax penalties. I am requesting a loan to cover that amount. Borrower added on 11/02/10 > I have finalized the switch. My start date is 11/16.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,032.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you updated your current employer to The MathWorks? If not, who is your new employer and what is your position, job title and description? Is your salary comparable?	I resigned from The MathWorks to go to a startup company. I'd rather not state the name. It will be another software engineering job, and, yes, the salary is comparable.

Member Payment Dependent Notes Series 606796

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606796	$15,000	$9,475	8.88%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606796. Member loan 606796 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Becoming Independent	Debt-to-income ratio:	20.79%
Length of employment:	5 years	Location:	santa rosa , CA

Home town:
Current & past employers:	Becoming Independent
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > I have almost 6 years employment with the same company in a very secure position. Additionally i have part time work at a second job where ive been for 4 years and also receive income from occasional art sales of my photography. This loan will be used to consolidate three of my four current accounts into one single payment. Currently i have low fixed interest for the life of some of these loans that is lower than the amount i will pay through lending tree, However the simplicity and security of consolidation is what im seeking. One of the three accounts i will pay off is at high interest and has a high monthly payment. I will be able to pay off my only remaining account quickly leaving me with only the Lending Club loan to pay : ) I have excellent payment history over many years and hope you will fund this request.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	49
Revolving Credit Balance:	$17,654.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	thanks for your question, I will list my accounts by total balance and also include apr and minimum payment. these are all credit accounts established from balance transfers. USBank 7,782 @ 12.99% 170/month Citi 5,496 @ 3.99% for life 82/month Chase 3,082 @ 2.99% fixed 61/month Discover 1,199 @ 3.9% till 2011 66/month I will consolidate usbank chase and discover in full and pay 2337 towards the Citi leaving a balance of 3159@3.99% (f) please consider that i have not used credit in over 2 years but continue to transfer balances to lower rates. i have been meeting my obligations for a long time and will continue to do so regardless; consolidation will provide me with a lot of peace of mind and less hassle. thanks

Member Payment Dependent Notes Series 606847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606847	$16,000	$10,825	6.91%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606847. Member loan 606847 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	iRise	Debt-to-income ratio:	20.41%
Length of employment:	3 years	Location:	St Louis, MO

Home town:
Current & past employers:	iRise
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > I purchased my home on the cheap side 6 years ago and have made some smaller improvements since, but now I've got a vision for rehabbing a bathroom, kitchen, and office area. The bathroom is rather large and needs a modern design to utilize the space appropriately. It will be updated with glass tile for shower and surrounds and ceramic on the floor. The sink will be replaced with a floating vanity and custom-size mirror with vanity lighting. The kitchen will see refaced cabinetry and replacement of laminate counter with polished/stained concrete counters. Also, there we will build a standard height bar and supporting wall. Counter backsplash will be tiled. Finally, the office area will receive much needed storage with Ikea cabinets and task lighting. Throw in a fresh coat of paint for each room, and we've got a 2-3 week project during upcoming vacation. I did some number crunching, and a loan with Lending Club actually came out to be much cheaper monthly payments than taking cash from 401k or getting a home equity loan/line. This is my second Lending Club loan I'v held and love the service. Thanks in advance to all of my lenders!

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	64
Revolving Credit Balance:	$11,689.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 606851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606851	$3,250	$3,250	10.36%	1.00%	November 12, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606851. Member loan 606851 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,020 / month
Current employer:	Banana Republic	Debt-to-income ratio:	17.45%
Length of employment:	< 1 year	Location:	Baltimore, MD

Home town:
Current & past employers:	Banana Republic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	21
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Banana Republic and where did you work prior to that?	I currently work within the stocking section of the store where I organize all units sold in the store and assist with replenishing the floor as items are sold. Prior to working at Banana Republic, I used to work at AT&T Mobility for 3 years as a Retail Sales Consultant/Team Leader.

Member Payment Dependent Notes Series 606856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606856	$7,000	$5,300	6.17%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606856. Member loan 606856 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	WASTE MANAGEMENT	Debt-to-income ratio:	19.00%
Length of employment:	5 years	Location:	LTTLE EGG HARBOR, NJ

Home town:
Current & past employers:	WASTE MANAGEMENT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > USING FUNDS TO REDUCE THE CURRENT INTEREST RATE OF A MOTORCYCLE LOAN PLACED THREW A DEALER

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,476.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you currently do at waste management	I AM A SENIOR LEAD MECHANIC

Member Payment Dependent Notes Series 606881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606881	$18,000	$11,350	6.54%	1.00%	November 16, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606881. Member loan 606881 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Berge Mazda Volkswagen	Debt-to-income ratio:	6.55%
Length of employment:	3 years	Location:	Mesa, AZ

Home town:
Current & past employers:	Berge Mazda Volkswagen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,126.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	To pay off a credit card loans
What is the current interest rate and the amount owed on the credit cards you wish to consolidate?	It's currently at 0% but will soon change to 14%

Member Payment Dependent Notes Series 606906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606906	$20,000	$12,575	6.91%	1.00%	November 15, 2010	November 13, 2015	November 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606906. Member loan 606906 was requested on October 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	AKQA	Debt-to-income ratio:	4.44%
Length of employment:	3 years	Location:	Oakland, CA

Home town:
Current & past employers:	AKQA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,235.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	We plan to rework the front yard by replacing the failed driveway, adding a fence and soft landscaping that requires minimal irrigation. Our home is a fixer-upper and we have focused all other investments on core system repairs and modest remodeling. It's our hope to bring the yard up to the same standard as the house and the yards of our neighbors. Thank you for your consideration!
Do you honestly believe it will cost $20K just to do yard work and a driveway?	Thank you for your question. Yes, according to the combined contractor estimates, that's how much it will cost (we've gotten estimates from more than three companies, all recommended on Angie's List). To help you understand the situation, here are some additional details: 1) We live on a sloped landscape in an area that gets lots of rain 2) As part of replacing the driveway we need to install drainage along the side of the house (under where the driveway sits) to protect the house foundation from runoff uphill from us (this had never been done properly before and the concrete has shown early signs of damage) 3) We need to install a new retaining wall as part of replacing the driveway 4) The work must be done to code and some of it requires city permits and inspections Again, thank you for your question. Please let me know if I can do more to help you understand our project better.
Can you tell me a little about the $67k credit balance you already have - is this a HELOC? How was it incurred and what payments does it take out of your income? Thanks in advance!	Thank you for your question! We have a $60k HELOC balance that helped fund: ??? Roof replacement ??? New plumbing ??? Floor refinishing ??? Kitchen remodel and appliances ??? New windows ??? Seismic retrofitting ??? New furnace ??? New water heater The payments are about $160 per month I don't know what the other $7k is related to, perhaps revolving credit. If so, it's important to know that we pay our balance every month and while you may see this amount on paper, we are not paying interest on revolving credit. Please let me know if I can help you further understand our situation and project.

Member Payment Dependent Notes Series 606969

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606969	$20,000	$12,575	9.62%	1.00%	November 15, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606969. Member loan 606969 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Microchip Technologies	Debt-to-income ratio:	13.19%
Length of employment:	7 years	Location:	Vancouver, WA

Home town:
Current & past employers:	Microchip Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,729.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Citibank Gold $10,858.00 14.99% AMEX $5,915.00 15.24% Wells Fargo $5,832.00 16.65% I have about $2000 set aside which I would add to what I may get funded here. I have been employed in my current industry for 16 years. 7 plus with my current company. I also get $800 a month towards household bills from my girlfriend. Thanks in advance.
Position (Job/What you do) for Microchip Technologies? a-n-d You initially selected 5-yrs loan term repayment. In YEARS, How long do you realistically anticiapte to service (keep active) this loan before it is paid off? i.e., 4 to 5 years? 3 to 4 years? 2 to 3 years? etc.	Engineer. I would realistically expect no more then 2 years. Would like to ensure the monthly is lower then the current credit cards payments hence the 5 year loan. Have every intention of meeting my goal of 2 years or less.

Member Payment Dependent Notes Series 607039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607039	$10,750	$6,950	6.17%	1.00%	November 15, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607039. Member loan 607039 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Dynacraft BSC, Inc.	Debt-to-income ratio:	13.69%
Length of employment:	10+ years	Location:	Fairfield, CA

Home town:
Current & past employers:	Dynacraft BSC, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > This loan will be used to consolidate credit card debt. I always pay my bills on time, and value my credit score. with this loan I will be able to pay off all my credit cards sooner and improve my score to excellent. The firm that I work with is doing very well regardless of the state of the econonmy. Borrower added on 10/31/10 > Hello! This loan is to pay off one credit card that has an obscene interest rate. My rate changed as I was no longer a Union member. I would also like to pay off the card with the next highest rate. I value my good credit, and would like to see it raised to "excellent". I always pay my bills on time, and am happy to sent up and automatic payment schedule. I have been with company for over 12 years now, and we are doing really well, regardless of the economy.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,053.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dynacraft BSC, Inc.?	I am the H.R. and Insurance Administrator. This position entails handling many confidential matters, and I report directly to the VP of Financed and Ops.

Member Payment Dependent Notes Series 607073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607073	$10,800	$7,150	6.91%	1.00%	November 15, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607073. Member loan 607073 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,300 / month
Current employer:	Ingersoll Rand	Debt-to-income ratio:	19.98%
Length of employment:	5 years	Location:	Charlotte, NC

Home town:
Current & past employers:	Ingersoll Rand
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,975.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list your revolving credit accounts, their interest rates and the amount your currently pay towards the account. Thank you.	Chase- $4294 17.7% $100 Bank of America-$8624 9% $200 Citi- $2524 29.9% $100 Best Buy- $1100 0% $100 Chase- $2316 29.9% $100 **If I have extra money at end of month I will put it towards an account an account. Last month I put another $100 toasted Citi. I cut up all these credit cards in 2007 and have been attempting to pay them off since then but due to the high interest rates I never feel like I'm making any ground. I know this loan won't cover the entire amount but I will be able to pay off all but Bank of America which is fixed 9% and i can pay extra and finally be debt free.

Member Payment Dependent Notes Series 607076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607076	$7,500	$6,100	5.79%	1.00%	November 15, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607076. Member loan 607076 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	The Home Depot	Debt-to-income ratio:	6.94%
Length of employment:	< 1 year	Location:	perkasie, PA

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > trying to buy an engagement ring Borrower added on 11/02/10 > I have been working for the home depot for four years and have just been promoted to assistant store manager at my current pay scale listed. That is why i listed less than one year on my application. Please note i have been with the company for four years, and have been given increased job responsibilities every year i have been there. I have job security, and want to use this loan to buy a ring to propose to my girlfriend. I bonus twice a year which is not included in my pay listed b/c it varries. I can just wait for the bonus, but i would rather not. Thanks for viewing my info, Mike Borrower added on 11/02/10 > ohh i forgot that i can bonus up to 50% of my base salary listed which is 52,000 plus $8,400.00 in rental income. Thanks, Mike

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,241.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Home Depot and where did you work prior to that?	I have just recently been promoted to assistant store manager. I have worked for home depot for four years but just promoted a month ago to my current position. Mike

Member Payment Dependent Notes Series 607148

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607148	$12,000	$8,700	8.88%	1.00%	November 15, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607148. Member loan 607148 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Weill Cornell Medical College	Debt-to-income ratio:	23.99%
Length of employment:	2 years	Location:	Richmond Hill, NY

Home town:
Current & past employers:	Weill Cornell Medical College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I am a pediatrician who works with children on the autistic spectrum. I am developing an educational application for parents.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,832.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Weill Cornell Medical College and where did you work prior to that?	I am a pediatrician on faculty at the hospital. Prior to working at Cornell I worked at NYU.
This sounds like an interesting project. Who is doing the software development? What will the application selling price be, if you know? When will it be released and available for sale? I will make a small investment now and may add more later.	I will be using the loan for the software development piece. I am working with a software development company that specializes in medical programs. The application selling price will be $2.99. The application will be finished by the end of this year, but it has to be approved for sales which sould take about 6 weeks.

Member Payment Dependent Notes Series 607221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607221	$16,500	$10,375	8.88%	1.00%	November 15, 2010	November 14, 2015	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607221. Member loan 607221 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Dunn Produce Inc.	Debt-to-income ratio:	13.49%
Length of employment:	10+ years	Location:	Watauga, TX

Home town:
Current & past employers:	Dunn Produce Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks for considering me for an investment. I am requesting this loan to consolidate 3 credit cards. I met my wife in 2008. We got married July 30th of this year. The process was very expensive and my credit cards paid the price. Dunn Produce is my families business we started in 1998. I have managed one of our stores since 2001. It is a nursery/farmers market. We just had a very successful fall season selling mums, pumpkins, and pansies. We are now entering our firewood season and its already taken off with cooler weather upon us. My credit is great and I have never missed a payment. Thanks for your consideration Borrower added on 11/13/10 > Thanks to everyone who helped make this loan possible. With your help I will save hundreds if not thousands over my high interest credit cards. I really appreciate everyones investment in this and I will not let you down. Thank you

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,957.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dunn Produce Inc.?	I am actually the business owners son. When my parents retire I will inherit the business. In the mean while I have run the business solo since we opened in 2001. We also have another location my brother runs. Both businesses are very stable. The business is a nursery/farmers market. We have a large supply of flowers, shrubs and trees all year. Inside we carry locally grown produce and many arts and crafts. We had a great fall season selling mums, pansies and pumpkins. Now we are starting our firewood season which has been very successful in the past and this year should be no different. Thanks for the question! Let me know if you need anymore details.

Member Payment Dependent Notes Series 607225

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607225	$25,000	$25,000	20.03%	1.00%	November 12, 2010	November 14, 2013	November 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607225. Member loan 607225 was requested on October 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,471 / month
Current employer:	Modedsto Junior College	Debt-to-income ratio:	22.92%
Length of employment:	10+ years	Location:	Antelope, CA

Home town:
Current & past employers:	Modedsto Junior College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/31/10 > Every time I make a large payment on my account the credit card companies would lower my limit so I look like I'm at my limit all the time. I need to consolidate my loans so I would not have that happen again.

A credit bureau reported the following information about this borrower member on October 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	36
Revolving Credit Balance:	$32,867.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Modedsto Junior College?	I am a counselor.
please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I've sent my pay check advices already via e-mail.
Please verify your income with Lending Club, this will attract much more lenders.	I've sent my pay check advices already via e-mail.
Please verify your income with Lending Club, this will attract much more lenders.	I've sent my pay check advices already via e-mail.
Please verify your income with Lending Club, this will attract much more lenders.	I've sent my pay check advices already via e-mail.
What was your delinquency 36 months ago?	I was not delinquent. There was an error on my report. The credit reporting agency didn't fix it. I sent the forms to correct any discrepencies but it didn't get corrected.
Lending club still doesn't show receipt of income verification, can you contact them and find out what's up? What is your counseling specialty, e.g. do you specialize in some department or demographic group?	I work with economically and acdemically disadvantaged students. I sent my proof of income twice now.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan. Thanks!	Hello. I have sent my pay check advices three times in a form of attachments via e-mail to the Lending Club. I am waiting for them to get back to me. I am sorry about that.

Member Payment Dependent Notes Series 607291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607291	$18,000	$18,000	18.91%	1.00%	November 10, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607291. Member loan 607291 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	ON Semiconductor	Debt-to-income ratio:	19.72%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	ON Semiconductor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I have a few credit cards debt that have high interest. I am currently making $500-600 in credit card payment, but it doesn't seems to help lower the balance. I was hoping to get one loan to pay off those credit cards with a fixed payment within a 5 years term.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	77
Revolving Credit Balance:	$21,898.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ON Semiconductor and what do you do there?	ON Semiconductor (Nasdaq: ONNN) is a premier supplier of high performance silicon solutions for energy efficient electronics. More can be found on www.onsemi.com. I am currently working there as an IT Systems Technician.
Hello, what are the interest rates on your credit cards. Thanks	It's ranging from 19-20%.
What do you want to pay off debt with 19-20% rates with loan at 21% ?	The interest rate for my loan is about 18%-19%, it's not much lower than what I currently have with my creditors, but I would like to consolidate all my credit card payments into one payment.

Member Payment Dependent Notes Series 607296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607296	$25,000	$25,000	20.03%	1.00%	November 15, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607296. Member loan 607296 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Life Techologies	Debt-to-income ratio:	19.69%
Length of employment:	4 years	Location:	BUFFALO, NY

Home town:
Current & past employers:	Life Techologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Personal Loan for Consolidating payments

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	3
Revolving Credit Balance:	$66,753.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with Lending Club, this will attract much more lenders.	Thanks much for the suggestion. I was requested proof of income today and will be submitting paperwork within the next 2 days
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have a total of $60000 debt with 3 different credit cards ( Bank of America, HSBC, Citi). I pay a total of $2000/month. The interest rate average is~19% with Citi card at a 22%.This loan will be used to pay off Citi and HSBC completely. I work as Manufacturing Manager at my employer. Thank you
What was your delinquency 3 months ago? What interest rate are you currently paying on the debt you wish to consolidate? What is Life Technologies and what is your position there?	The deliquency was on a missed payment on my Citi Card due to an oversight . I am paying off Citicard at 29% Life Technologies is a life sciences company leading suppliers to all major Pharamaceutical companies. I work as a Manufacturing Manager
You wrote that you are paying of Citi at a rate of 29%, but earlier said the interest rate is 22%. Are you paying down the balance and therefore paying the 29% or is there another explanation? Thanks!	Sorry, it was a typographical error. My citi card is at 22% and my average of the all the cards is 19%. This loan will pay off my Citi and HSBC. Apologize !
Do you currently use your credit cards for purchases? If this loan is completely financed, will you use your credit cards for any purchases? Thanks!	I have not used my credit cards for any purchases except for gas at the pump or small online purchases. Currently i do not intend any major purchases for the next few years. My intent is to consolidate and payoff the accounts and have credit available if at all i would need it for any unforeseen expense.
Why is your revolving credit balance so high ($66K)? What was your delinquency 3 months ago? If you believe you are unlikely to become delinquent when repaying this loan, why so?	I had unexpected home improvement which was not covered under home warranty that i had to take care of. I had balance transfer offers with 3 credit cards that i utilized for this expense about a year back. I had been managing multiple payments over the past year and have been able to keep up with my payments. The deliquency was completely an oversight on my part that will not happen in the future. With this loan it will consolidate 2 payments to 1 lesser payment.

Member Payment Dependent Notes Series 607298

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607298	$12,200	$12,200	9.99%	1.00%	November 12, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607298. Member loan 607298 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	DZI Global Inc.	Debt-to-income ratio:	20.07%
Length of employment:	5 years	Location:	Irvine, CA

Home town:
Current & past employers:	DZI Global Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,394.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to see you get your loan. It will move much faster to completion if you add a fairly detailed LOAN DESCRIPTION. And also if you verify your gross income with LC. Good luck.	Lending Club doesn't require me to verify my gross income. This loan will be used to pay off my credit card bills to: 1. lower my monthly payments. 2. lower the interest rate.
You are correct that Lending Club does not require you to verify your gross income. But Lending Club does not give you your loan: We do. So please be more specific and forthcoming when a prospective lender asks you a question. Please also give us an overview of your monthly expenses and what CC APR's you will be paying off and closing.	I've tried to answer the first time but Lending Club has notified me NOT to include too much of my personal information - I've included my CC APRs but it was rejected. I hope you can understand. If you know something I don't know, feel free to let me know. If you have questions about the privacy of the borrower you can ask Lending Club directly. Thanks for your interest.
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	I'm currently involved in a start up. It's an eCommerce selling automotive parts online: eBay, Addoway, and website (coming soon). It's already making some money but the business still needs to grow so the money is kept in the business for now.

Member Payment Dependent Notes Series 607317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607317	$1,500	$1,500	6.91%	1.00%	November 10, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607317. Member loan 607317 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Filmtec	Debt-to-income ratio:	11.88%
Length of employment:	5 years	Location:	eden prairie, MN

Home town:
Current & past employers:	Filmtec
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > This loan is for Christmas purchases, the money would be used to buy presents for my family.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,647.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan on paying this loan off early or carrying it to term?	I'm going to try and pay it off within a year

Member Payment Dependent Notes Series 607333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607333	$10,000	$10,000	5.42%	1.00%	November 15, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607333. Member loan 607333 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	KCIC, LLC	Debt-to-income ratio:	0.64%
Length of employment:	3 years	Location:	Arlington, VA

Home town:
Current & past employers:	KCIC, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I'm looking to make an investment but not wanting to remove any current equities. I'm expecting a year end bonus that should go a long way to helping repay the loan. Borrower added on 11/08/10 > I just want to thank everyone for their consideration. If there is anything I can add or answer about myself please let me know. Thank you all!

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,348.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607382	$25,000	$16,350	10.36%	1.00%	November 16, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607382. Member loan 607382 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Columbia University	Debt-to-income ratio:	21.38%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	Columbia University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I am trying to pay down some debt. I do have several loans-but most are below 5% annual interest and are at a fixed rate. I can provide documentation on the very low rate most of the loans I owe. Borrower added on 11/04/10 > I should add that my wife is a Registered Nurse. She has a CNOR designation as a board cerified operating room nurse. She makes about $75,000 per year and contributes to household expenses. I have been employed at Columbia Law School for the past 19 years. I am a member of the Connecticut Bar. I am adminstrator and lecturer in law. 10 years ago I co founded a clinic called "lawyering in the digital age".

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,601.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. I am looking at options to convert some debt to 5 year payoff at a fixed rate. My B of A loans have about $25,000 total of variable rates. Citibank Diamond Pref. $15,000 total with $11,000 5.99% and $5,000 2.99% fixed life of loan paying $360 mo (less than 4 year payoff) Citibank Advantage $5,000 all at 1.99% fixed life of loan payinig $125 mo (3 year payoff) HSBC GMAC $2,500 currently 1.24% adjustable with max of 5% rate for life of loan paying $100 mo (less than 3 year payoff) Discover $9,000 total all at 3.99% for life of loan paying $300 month (less than 3 year payoff) B of A ABA (credit card) $12,000 balance at 10.99% variable used as a credit card, not installment loan B of A BC $15,500 total with $3,200 2.90% fixed and 12,300 at 10.99 variable paying $360 mo
Position (Job?What you do) for CU? a-n-d You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate to service (Keep active) this loan before it is paid in full? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs. etc.	Type your answer here. I would hope to pay this loan down in 4-5 years. I have a plan to pay off most of my other debt in the next 36 months or so. It would be realistic to pay this off after most of my other debt.
Can you itemize your debt (lenders, amounts, interest rates) We are seeing $61k in debt here, which is a lot relative to your salary. Thanks	Type your answer here. Citibank Diamond Pref. $15,000 total with $11,000 5.99% and $5,000 2.99% fixed life of loan paying $360 mo (less than 4 year payoff) Citibank Advantage $5,000 all at 1.99% fixed life of loan payinig $125 mo (3 year payoff) HSBC GMAC $2,500 currently 1.24% adjustable with max of 5% rate for life of loan paying $100 mo (less than 3 year payoff) Discover $9,000 total all at 3.99% for life of loan paying $300 month (less than 3 year payoff) B of A ABA (credit card) $12,000 balance at 10.99% variable used as a credit card, not installment loan B of A BC $15,500 total with $3,200 2.90% fixed and 12,300 at 10.99 variable paying $360 mo (less than 4 year payoff)
Thanks for answer to Question No. 2. You omitted answering Question No.1 which was: Position (Job?What you do) for Columbia University? Thanks for expected answer. USMC-RETIRED Lender 505570	Type your answer here. Yes, sorry, I am getting used to this system. I have been employed at Columbia University Law School for 19 years. I am an administrator my title is Director of Educational Technology. This part of my job involves working with faculty on web based projects for their courses. I am also a lecturer in law. 10 years ago I co-founded a clinic "Lawyering in the digital age". There are 2 other co faculty (full time clinical profs). We have 16 students each semester. We work with various legal services organizations and some judges to assist them with adopting technology for a variety of projects. I hope this is responsive to you questions.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Are you the sole wage earner? Thanks.	Type your answer here. I don't have a complete budget prepared. I do have a list of the loans and their interest rates. They are provided below. What I can tell you is that my wife is a registerd nurse. WIth a CNOR board certification. She makes about $75,000 a year. She contributes to the household budget. Here is the loan information Citibank Diamond Pref. $15,000 total with $11,000 5.99% and $5,000 2.99% fixed life of loan paying $360 mo (less than 4 year payoff) Citibank Advantage $5,000 all at 1.99% fixed life of loan payinig $125 mo (3 year payoff) HSBC GMAC $2,500 currently 1.24% adjustable with max of 5% rate for life of loan paying $100 mo (less than 3 year payoff) Discover $9,000 total all at 3.99% for life of loan paying $300 month (less than 3 year payoff) B of A ABA (credit card) $12,000 balance at 10.99% variable used as a credit card, not installment loan B of A BC $15,500 total with $3,200 2.90% fixed and 12,300 at 10.99 variable paying $360 mo (less than 4 year payoff)

Member Payment Dependent Notes Series 607440

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607440	$20,000	$13,425	9.99%	1.00%	November 16, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607440. Member loan 607440 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,079 / month
Current employer:	AWeber Communications	Debt-to-income ratio:	11.09%
Length of employment:	5 years	Location:	Quakertown, PA

Home town:
Current & past employers:	AWeber Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Greetings prospective lenders, Here is some basic info on the project that is being funded with this loan and my financial status. The project is a greenhouse that we are looking to build. The kit itself is sold by a company called Growing Spaces, its the 26' kit. Its a Geodesic design and meant to grown year round in colder climates. More info on the kit can be found via a google search. As you can see from my score I have an excellent credit rating with no negative items. I work full time for a technology company at an executive level. The company is privately held, has been profitable and growing for the whole 12 years of its existence, 5 of which I have been employed. I have no mortgage and a monthly budget of $3000 (this will include the monthly payment for this loan) the rest of my income goes to savings) with plenty of room to breathe. I will try to answer any other questions as quickly as possible, so feel free to ask! Thanks!

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,434.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What other loans and their payments do you have in addition to your revolving credit of $2,434.00? Thanks.	Thanks for your inquiry, I have 2 additional term payments for vehicles. They total $1055/mo
What is it you plan on using the requested funds for?	I have elaborated further on the planned use of the funds in the loan description. Thanks!
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My monthly budget including the payment for this loan will be $3000. I have 2 car payments totaling $1055, the associated costs with maintaining and running one of them (I pay insurance on an annual basis) comes to about $80/mo, utilities are budgeted at $360/mo. The revolving credit as listing in my profile are the only revolving obligations I have. The rest of the budget is used for living expenses/petty cash/ and the payment on this loan pending full funding.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Thanks for your inquiry, Currently the home I own is an asset of an LLC, of which I own 1/3rd of. The home is owned outright by the LLC and there is no mortgage (LLC holds the deed). I have no equity loans on the house. Zillow estimates the value of the property at $312k. I've lived at this location for going on 12 years now.
Please provide some detail on the home improvement. Thank You	Greetings, I've updated the loan to reflect details of what the intended use will be. Thanks!

Member Payment Dependent Notes Series 607484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607484	$10,000	$6,800	6.17%	1.00%	November 16, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607484. Member loan 607484 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Cleveland State University	Debt-to-income ratio:	9.36%
Length of employment:	6 years	Location:	South Euclid, OH

Home town:
Current & past employers:	Cleveland State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > We live in a suburb of Cleveland, OH that, as many places have, has been hit hard by the housing crisis. We bought this house six years ago and over this time the garage has deteriorated. We really need to have the car in the garage in the winter considering how much snow we have here. We are now facing a city violation on the garage repairs and will use this loan to fix the roof, cement floor, and walls. (This repair is about 60% less than tearing down and building new.) Borrower added on 11/01/10 > I am a college professor who has tenure, so my job is very, very stable. I feel very lucky in this economy. Our home is from the 1950s originally and still has the original garage. It has slowly been deteriorating since we moved here 6 years ago and we have been trying to save for this project, but have had a hard time doing so. We are very good at managing our finances and repaid our last auto loan. We have a city violation for the garage siding and roof, and this loan will help us repair it. Plus, we get so much snow where we live that we really need to keep the car in the garage so we can have our driveway plowed.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,677.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 607485

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607485	$5,000	$5,000	12.23%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607485. Member loan 607485 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Allianz Global Investors	Debt-to-income ratio:	19.79%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Allianz Global Investors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,177.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 607501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607501	$9,500	$6,500	6.54%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607501. Member loan 607501 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Bruss Construction,Inc.	Debt-to-income ratio:	14.43%
Length of employment:	10+ years	Location:	Bradford, NH

Home town:
Current & past employers:	Bruss Construction,Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1982	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	31	Months Since Last Delinquency:	13
Revolving Credit Balance:	$100,233.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 - Explain the two delinquencies in just 13 months. 2 - Why such a high $100,233.00 revolving credit balance?	Type your answer here. most of this balance is a home equity loan. I have all my bills on auto payment now to avoid any future deficiencies

Member Payment Dependent Notes Series 607517

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607517	$16,000	$16,000	14.09%	1.00%	November 15, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607517. Member loan 607517 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Edison Chouest Offshore LLC	Debt-to-income ratio:	3.05%
Length of employment:	5 years	Location:	Midvale, UT

Home town:
Current & past employers:	Edison Chouest Offshore LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I will use this money to bring my monthly all my bills into just one lower payment. What makes me a good borrower is that I am great full for the load and will commit to paying it back. I work offshore, make about 4k a month but hopefully will be making a little more ones I become a 3rd Captain on the boat I'm in. in March I will have 6 years working with the same company and I like my job and will always work hard and take care of it.

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	4
Revolving Credit Balance:	$1,070.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you been unable to work for any period greater than 2 weeks at a time with your present employer because of health problems? No need for details......TIM	Hello, I have not been sick or laid off, very healthy dont drink or smoke. Still working.

Member Payment Dependent Notes Series 607568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607568	$25,000	$15,525	9.99%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607568. Member loan 607568 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	MORGAN MCCLURE CHEV GMC INC	Debt-to-income ratio:	23.22%
Length of employment:	10+ years	Location:	CASTLEWOOD, VA

Home town:
Current & past employers:	MORGAN MCCLURE CHEV GMC INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$21,441.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here.masterccard. 14000 18 percent Discover. 10000 21 percent. I am a auto salesperson and assist in finance and insurance
You initially selected 3-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (kkeping active) this loan before it is paid-in-full? i,.e., 3-yrs? 2 to 3 yrs? 1 to 2-yrs? etc. Thanks for expected answer. Lender 505570 USMC-RETIRED.	Type your answer here. it will probably be three years
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Type your answer here. no mortgage, car payment 1000 insurance car 100 phone 225 internet 15 food 500 I am not the sole wage earner, my spouse is retired and has a pension

Member Payment Dependent Notes Series 607574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607574	$25,000	$19,200	19.66%	1.00%	November 16, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607574. Member loan 607574 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	Brick Township Police Departent	Debt-to-income ratio:	21.33%
Length of employment:	5 years	Location:	Toms River, NJ

Home town:
Current & past employers:	Brick Township Police Departent
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,619.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I'm interested in funding your loan, but I have a few questions. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home currently worth? Use zillow.com for a free estimate 3) Why did you have a delinquency 11 months ago? 4) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000 balance, 23.9% APR, $200/month There are hundreds of people on lending club chasing limited funds from lenders. Help your listing stand out by adding a description (what do you do? why you need the funds? etc) Thanks in advance for answering all my questions. Sincerely, -LL Herndon, VA	My home is in my wife's name is currently worth approx. $325,000.00 and owe about the same. The mortgage and title are not in my name but we are in it together and I contribute as much as possible. The reason I am attempting to get the $25,000.00 is because I am attempting to put myself back on track and the only way for me to do this is by consolidating my debt and making one payment a month and not several payments a month of $200.00 plus. I will never be able to catch up and pay everything off like this. There are several things I need to pay to bring all my balances to a zero balance and not have this issue anymore. I am currently employed as a police officer and guaranteed a pay check so there is no question about me being able to make the payment. The reason for a delinquincy is due to credit card debt approx. a year ago and once I was able to get a loan I was no longer in credit card debt and helping my wife also with debt. I have paid my loan on time every month since. The debt I would like to pay off so I have a zero balance on all cards and can make one payment a month and no longer several are: American express - the whole balance due, approx. $1,600.00, Aspire Federal Credit Union - $322.00 monthly, unknown interest rate, Chase - $200.00 monthly, 24.99%, Discover - $250.00 monthly, 24.99%, I also need to catch up on my association fee which is $225.00 monthly. Thank you for your consideration and time.
HI, How much do you owe Aspire, Chase, and Discover? Are these your only debts? How come you have so much credit card debt? failed business, divorce, medical problems? Sincerely, -LL Herndon, VA	Hi, Aspire is approx. $14,000.00, Chase is approx. $2,000.00 and Discover is approx. $2,000.00. I have had so much credit card debt due to my wife loosing her job but she is now back on track and I need to get a loan so that I can consolidate everything and stop making meaningless minimal payments that arent't doing anything to lowering the actual bill. The reason for the extra money is to pay other things off such as association fees, catch up on mortgage and start fresh again. Thank you for your time and consideration.
Has your wife been able to get another job yet?	yes
You initially selected 5-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for reply.	I am hoping for 3-4 or less, I will be able to pay a little more each month as long as I do not have to pay several cards. Having one payment a month for this loan will ensure my ability to pay more when I can and always pay in time.
Thank you Officer for what you do. I think you're a trustworthy individual. Please dont let us down.	Thank you, I appreciate the comment and your help. Yo can rest assured I will not let anyone down.
Please give us a little more information on what plan of action you have in case of emergencies. do you have more than 1 income that will help you pay coming in your household. Please keep in mind that your credit score follows you and will always do so. You can rely on banks only to go up on their interest and add more to it. When most people file for help on LC it is because they borrowed money from the banks on an amount that could be met but when the banks were given the right to "go get them". Yes, they are permitted to do so but no, it is not right. It's inhumane. I am going to help you but remember their failure to keep your agreement is nota good idea.	Well my wife does work and being the fact I am a Police Officer I am guaranteed a pay check. There will not be a problem with me making the payment. I have trouble right now making several payments a month. To make a one payment for this monthly will not be a problem because it is the only one. Thank you
Thank you and I suppported you. I pray that you will fully invested shortly and you will get what you required quickly. I also pray for you protection -- good luck.	Thank you

Member Payment Dependent Notes Series 607654

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607654	$17,000	$10,350	6.17%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607654. Member loan 607654 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	p.s.e. & g.	Debt-to-income ratio:	10.98%
Length of employment:	10+ years	Location:	burlington, NJ

Home town:
Current & past employers:	p.s.e. & g.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I do have a substantial amount of money in my savings but I do not want to use that. I will be making three payments a month I have already budgeted for this its just that the interest rate is 18% on the card and the I tried to get them to lower it but they wont. I will have this paid off by June. Thank you for your help.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,207.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607672	$20,000	$20,000	18.17%	1.00%	November 10, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607672. Member loan 607672 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	MCS Industries Inc.	Debt-to-income ratio:	22.97%
Length of employment:	2 years	Location:	Lewisville, TX

Home town:
Current & past employers:	MCS Industries Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,263.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please verify your income with Lending Club, this will attract much more lenders.	This is the response I got from Lending Club... Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application. I have yet to receive any information from Lending Club asking for more information, but I would be happy to verify my income.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I'm a Category Advisor.
just email or fax it to them	Category Manager
Please list the debts (amounts) you are carrying and not just the ones you would like to consolidate with this loan.	Category Manager
Hello, It is not Lending Club loaning you money it is however us.. the private lenders.. If you would Please answer our questions so We (The Lenders) can decide if we want to lend to you. I would like to re-ask Q: 277711 Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you & best wishes.	This will be paying my two BOA accounts and HSBC card Visa - $14,800 - 21.99% - $350/mth paid American Express - $5,400 - 29.99% - $275/mth paid HSBC - $4,200 - 27.99% - $125/mth paid I will pay the American Express and HSBC completely out and use the balance on the Visa leaving me roughly $4,400. Payments would end up the same as I am now, maybe 100 lower, but I would have it all paid 3 years is the goal.

Member Payment Dependent Notes Series 607677

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607677	$10,000	$10,000	12.61%	1.00%	November 15, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607677. Member loan 607677 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,622 / month
Current employer:	AMETEK Programmable Power	Debt-to-income ratio:	21.22%
Length of employment:	5 years	Location:	San Diego, CA

Home town:
Current & past employers:	AMETEK Programmable Power
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Loan is for startup costs with new business. We are starting a wholesale (primary) and retail sale clothing business, beginning with designer tee shirts. Loan is to pay for blanks, printing costs, website and marketing over the next 5 months, after which we intend to be generating revenue. LLC is established, Tax ID obtained and Seller's Permit (resale #) obtained. Borrower added on 11/03/10 > What makes me a good borrower is evidenced by my excellent FICO score and the fact that I have never missed a payment on anything, ever! I repay my debts. This business is my wife's and my dream but I also have a stable, six figure job just past 5 years running with the same company.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,364.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
When do you expect to pay off?	It is our intention to pay the loan off early, 24 to 36 months, but we requested 60 months to make the payments smaller and easy to handle in the beginning months to year when business costs are numerous and revenue is lighter.

Member Payment Dependent Notes Series 607690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607690	$25,000	$19,000	9.99%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607690. Member loan 607690 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	kittitas	Debt-to-income ratio:	7.45%
Length of employment:	10+ years	Location:	ELLENSBURG, WA

Home town:
Current & past employers:	kittitas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,566.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please the details on the major purchase? Also what do you do at your job? Thank you	Type your answer here. I have been a Registered Nurse at my local hospital for 21 years. I would like to help my daughter with a bill and buy waverunners for the family to enjoy
What is it you plan on using the requested funds for?	Type your answer here. To help my daughter with a bill and buy waverunners for my family
Just wondering what your major purchase is? House, Vacation? Car? This will help us decide. Thank you.	Type your answer here. I have been a Nurse for 21 years and now have most weekends off. I would like to help my daughter pay a bill and enjoy my weekends with my family and waverunners.
What is employer Kittitas? (Your position is RN.) a-n-d You initially selected 3-years term loan repayment. In YEARS, how long do you realistically anticiapte servicing (keeping active) this loan before paid-in-full? i.e., 3-yrs? 2 to 3 yrs? 1 to 2 yrs? etc. Thanks for reply.	Type your answer here. I work at Kittitas Hospital. I thought with high interest paying off early is better. I have the ability to work extra when I want to at an overtime rate.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here. Average $2,300.
What is this bill that you will be helping your daughter with? Will she also be helping to pay back this loan?	Type your answer here.There is a Dental bill prior to being able to get her back on my Dental plan. She is now 23 and has worked at the same place for 3 years.Yes, she is going to help pay the bill. She is a cosmetologist and does some teaching at the local Beauty School.

Member Payment Dependent Notes Series 607694

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607694	$22,000	$22,000	18.17%	1.00%	November 12, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607694. Member loan 607694 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,958 / month
Current employer:	Shawmut	Debt-to-income ratio:	20.41%
Length of employment:	10+ years	Location:	Weymouth, MA

Home town:
Current & past employers:	Shawmut
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,811.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. Here is a list of my debts NAME BAL INT MONTHLY Barclays $8495 22.99% $250 HSBC $3570 19.99% $95 HSBC $5597 19.99% $149 Chase $13311 27.24% $446 Best Buy $208 24.24% $10 Cap One $3932 13.15% $83 With this loan I would like to payoff the Barclays and Chase accounts. With the savings I will be able to pay additional towards the lower balance accounts freeing me of these credit cards. I am a Construction Superintendent and have been with the company since 1997.
Hi! I suggest verifying your income with Lending Club, as it greatly increases lender confidence. Good luck!	I am in the process of verifying my income with Lending Club now. Thanks for the suggestion.
HI, I'm interested in funding your loan, but I have a few questions. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home currently worth? use zillow.com for a free estimate 3) Since this is a debt consolidation loan could you please list your debts, interest rates, and the amount you pay every month. For example CC1 $2000, 23.9$ APR, $200/month 4) Can you briefly describe Shawmut and what you do for them? 5) There are hundreds of borrowers chasing limited funds on lending club. You can help your listing stand out by adding a Loan Description (tell us a little about yourself and why you need the money) Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Type your answer here. Thanks for your questions. Presently my wife (she works fulltime) and I have a 1st mortgage of $298k and a 2nd mortgage of $48k the current value of the house $360k. Current debts NAME BAL % Min Pay Barclays $8495 22.99% $249 HSBC $3570 19.99% $95 HSBC $5597 19.99% $149 Chase $13311 27.24% $446 Best Buy $208 24.24% $10 Cap One $3932 13.15% $83 Shawmut is a National General Contractor that I have been working for the last 13 years. I am a Construction Superintendent. If I receive this I will payoff both the Chase and Barclays accounts, this will free up additional money to pay towards the other credit cards.
You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid off? i.e., 5 yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc.	Type your answer here. I see myself paying this loan off in about 4 years. In the 2nd & 3rd years of the loan I plan on increasing my payments to shorten the length of the loan. Thanks for your question.
Can you give us any glimpse into Shawmut's business projections w/ the downturn in the economy? I realize it's a sensitive question, but one that many investors are considering.	Type your answer here. There is no question the economy is everyones concerns. The company has made some changes in the last 2 years but I have "weathered the storms". I believe we have already reached the low point and are on the way back up.
I am going to support you. I am so tired of banks charging the outrageous amont of interest. I believe, and this is my view and not a forecast nor something for you, but I truly do believe their greediness is causing people who have to borrow to "go under". So keep this in mind because a good credit rating is one of the best tools you will need, OF COURSE ALONG WITH PEOPLE WHE ORGANIZED LENDING TREE.	Type your answer here. Thanks for your response and support!
Hello 779546, Your profile states you have a Revolving Credit Balance of $25,811.00 and a Revolving Line Utilization: 96.70%. How did you get into so much debt? What are your plans for getting out of debt?	Type your answer here. Thanks for your question. A good portion of the Chase debt was taken out during a kitchen remodeling project just under 4 yrs ago. We went a little over budget and the plan was to remortgage at the end of the kitchen project. The housing market downturn occurred, the house was appraised both before and after the project within a year and although my house had not dropped in value, the value did not increase. So I was left with a nice kitchen but extra credit card debt. The other cards have crepted up as prices have increased, raises have been put on hold and bonuses have not been given out. We have cut our spending and have been working towards paying everthing with cash. But up to this point have not been able to make a big dent in the credit card debt. This loan will help me do that.

Member Payment Dependent Notes Series 607716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607716	$12,000	$12,000	9.99%	1.00%	November 12, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607716. Member loan 607716 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Concept Air	Debt-to-income ratio:	0.45%
Length of employment:	< 1 year	Location:	East Elmhurst, NY

Home town:
Current & past employers:	Concept Air
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > I wish to use the money to invest in financial markets, primarily in gold or silver bullion, and international markets. I am convinced that these investments will be extremely profitable, so much that I am willing to put my personal credit on the line. I am an accountant at a reputable construction company in the area, and am more than capable of repaying this loan. I live at home with my relatives and have little to no monthly expenses. I pay all my bills earlier than the due date, am financially responsible, and also manage my grandparents' banking in their old age. Borrower added on 11/01/10 > I'd also like to state that I have NO DEBT as I pay my bills in full every month, and my net worth is greater than the loan I'm requesting.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$227.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 607728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607728	$12,000	$6,825	6.54%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607728. Member loan 607728 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,367 / month
Current employer:	Raymond James Financial	Debt-to-income ratio:	11.48%
Length of employment:	10+ years	Location:	CLEARWATER, FL

Home town:
Current & past employers:	Raymond James Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > I've been at my job for 15 years. Present address 5 years. Spent too much with credit cards - consolidated 3 years ago - cut up credit cards. Since then paid off almost all of the debt but the consolidation company gets $42 a month - unnecessary if I get this funding. Lowers my overall interest rate.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,470.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Debt consolidation - I've got 2 cards thru a debt consolidation company. Average is about 8.5% plus 42 a month for them to coordinate the handling. I wind up 5% or so better with this loan.

Member Payment Dependent Notes Series 607748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607748	$16,000	$9,775	6.17%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607748. Member loan 607748 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Broward Sheriffs Office	Debt-to-income ratio:	19.50%
Length of employment:	10+ years	Location:	FORT LAUDERDALE, FL

Home town:
Current & past employers:	Broward Sheriffs Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > This loan will help me pay off several high rate credit cards.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	29
Revolving Credit Balance:	$11,164.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 607782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607782	$11,000	$11,000	5.42%	1.00%	November 12, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607782. Member loan 607782 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	gateway health plan	Debt-to-income ratio:	9.74%
Length of employment:	10+ years	Location:	pittsburgh, PA

Home town:
Current & past employers:	gateway health plan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,681.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	Type your answer here. credit card re financing. Smaller interest rate and 1 monthly payment.

Member Payment Dependent Notes Series 607791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607791	$13,000	$9,175	6.91%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607791. Member loan 607791 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	FlightView, Inc.	Debt-to-income ratio:	7.26%
Length of employment:	6 years	Location:	Allston, MA

Home town:
Current & past employers:	FlightView, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > Hi, with this loan I intend to pay off two high-rate credit cards and consolidate my debt at a more reasonable rate. My career and income are both quite stable, and the company I work for has had no risk of downsizing even during the more difficult times of this recession. A little over a year ago my friend and roommate left to start a family, and it has been difficult finding another roommate. The added cost of rent has been picked up by me, and this has come with the learning experience of greater financial discipline. It took me some time to cut some of my poor spending habits before I gained equilibrium again. The anticipated monthly payment for this loan is close to the minimum credit card payments, which I more than pay each month already. I have a solid record of on-time payments and am looking for a better rate than I am currently paying.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,402.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your current revolving credit balance is $12,402. Am I correct to assume that this loan is meant to pay all this off? What is your new plan and do you have a way to avoid accumulating further debt? Wishing you well.	Hi, you are correct: my intent with this loan is to pay off my high-rate credit card debt. A year ago I took up paying total rent for an apartment when my friend and roommate left to start a family, it took me a while to adjust financially to this change. Since then I have drawn up and revised a new budget, altered my spending habits, and in general became much more savvy with my money - the net result of this stabilized my debt and will allow me to slowly work it down. At my current rate I am looking at paying off my debts over the course of one to two years. I have begun looking for an alternative to this which benefits with a lower interest rate and which will also consolidate the debt into one payable source.
Please list for every debt you have (credit card, car loan, mortgage, student loan, medical and so on) the amount, interest rate, and the amount you pay each month. And, precisely what will you do with this loan?	I have two credit cards and one student loan. The cards are the target of this loan as they amount to ~$13200 combined at around 16%; the school loan is ~$5200 and has very low interest, considerably lower than the interest of this LendingClub loan, so I do not intend to use this loan towards student debt.

Member Payment Dependent Notes Series 607805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607805	$15,000	$15,000	15.57%	1.00%	November 10, 2010	November 15, 2015	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607805. Member loan 607805 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	oldcastle precast	Debt-to-income ratio:	3.54%
Length of employment:	10+ years	Location:	englewood, CO

Home town:
Current & past employers:	oldcastle precast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > i have several debta that i would like to pay off. i would like to increase my credit score Borrower added on 11/03/10 > i have several debts that i would like to get in one payment a month and also in the hope to rebuild my credit

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,636.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job?What you do) for OldCastle Precast? a-n-d You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate to service (Keep active) this loan before it is paid in full? i.e., 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs. etc.	i am a carpenter and a welder. i plan on paying it off in 4 years
What is it you plan on using the requested funds for?	pay off bills. get my credit in better standing

Member Payment Dependent Notes Series 607833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607833	$10,000	$6,375	5.79%	1.00%	November 16, 2010	November 15, 2013	November 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607833. Member loan 607833 was requested on November 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Lawler & Lawler	Debt-to-income ratio:	20.37%
Length of employment:	< 1 year	Location:	San Mateo, CA

Home town:
Current & past employers:	Lawler & Lawler
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/01/10 > The recession hit me hard as I graduated from grad school with a lot of student loans and a difficult job market. Since then, I've found a great, stable job where I am flourishing. I've been diligently paying off my school loan payments and chiseling away at my credit card debt, but my credit card company has raised rates to a ridiculous level. I would be a great borrower--I'm responsible, I have a great credit score and pay all of my bills on time. This debt is weighing heavily on me, and I'm looking for a little help now to get some peace of mind, and I hope to pay it forward to others in the future.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,028.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you tell about your job description ? thanks!!	Sure. I am an associate attorney at a busy boutique law firm. Thanks!

Member Payment Dependent Notes Series 607867

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607867	$3,250	$3,250	9.99%	1.00%	November 12, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607867. Member loan 607867 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	VOICES Music and Arts Studio	Debt-to-income ratio:	16.00%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	VOICES Music and Arts Studio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Paying off Debt with a high interest rate with the goal of elimating all credit card debt within 2 years. Borrower added on 11/07/10 > I've never missed a payment on any of my accounts. I have had consistent emplyment from the time I was 16 years old and have never been unemployed for more than 2 weeks.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,456.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list your monthly expenses? Are you the sole wage earner in your household? Thank you.	My largest monthly expenses are as follows: Cell phone - $75 Gas/Car Maintenece - $180 Insurance - $90 Food - up to $70 I also spend up to $600 a month paying toward my credit card blaance, but the minumum payments are much much less. I do not have any housing expenses. I own my own car.
What do you do at VOICES Music and Arts Studio and where did you work prior to that?	The official title is "Front Desk" which can be misleading given the amount of my job that is back-of-the-house. The main purpose of my position is to interact with our custumers in all ways. I found, initiated, and customized new online scheduling software over the last year to suit our studio needs. I am the fisrt point of contact for customers looking to music eduacation in North Scottsdale. I sell our services, handle customer issues, secure payments and class/lesson registrations, and also do my part in managing an independent conractor staff of 13 music and acting instructors. In addition to that,I assist in developing new marketing material, manage our online presence, update our website, clean our facility, and maintain customer relationships. My job is to support the growth and development of the business in any way possible beyond the normal duties of the front desk position.
Do you own a portion of the business? It sounds like you run the place and don't get much pay in return. Do you get more satisfaction from the job itself instead? Where did you work prior to VOICES? Do you have a savings account/emergency fund? Thank you!	I do not own any portion of the business. I am only able to work part time, which accounts for what may seem like a lower compensation. The position has grown in responsiblity over time, but i share it with another staff member. There are only 3 permanent employees in the compnay. Prior to VOICES, I was a bartender and server at the Fairmont Princess Hotel and Resort. I do have an emergency fund, however this is not in my bank.

Member Payment Dependent Notes Series 607931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607931	$12,000	$7,475	6.54%	1.00%	November 16, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607931. Member loan 607931 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Baltimore County Public Schools	Debt-to-income ratio:	18.18%
Length of employment:	7 years	Location:	Ellicott City , MD

Home town:
Current & past employers:	Baltimore County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I am a teacher who paid for grad school with credit cards instead of getting a loan. Although I was reimbursed for some of my costs, I still have a major bill because of it. Getting the loan will allow me to pay back the debt in a more cost effective way for myself.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,492.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I'm a teacher and when I enrolled in masters courses, which is a requirement, I put the classes on my credit card instead of getting loan. Although I was reimbursed sone, I still have a high credit card bill because of this and I've found that I would be most cost efficient for me to use this loan to pay off the credit cards then just pay the loan back.

Member Payment Dependent Notes Series 607944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607944	$11,000	$6,925	5.42%	1.00%	November 16, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607944. Member loan 607944 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Bank of America	Debt-to-income ratio:	17.48%
Length of employment:	< 1 year	Location:	North Attleboro, MA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Loan is to pay for recent home improvements and upgrades. I have a wife of 6 years that is also employed full time. I recently changed jobs at my own will for an increase in pay and a shorter commute. Borrower added on 11/13/10 > My wife and I are both in the financial services industry and have perfect credit and have never made a late payment in our lives and intend to keep it that way.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,588.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608020	$20,000	$20,000	15.57%	1.00%	November 12, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608020. Member loan 608020 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Health Management Systems	Debt-to-income ratio:	20.68%
Length of employment:	8 years	Location:	DANBURY, CT

Home town:
Current & past employers:	Health Management Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,046.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	Cusion against paying late on recent unexpected high debts
What do you do at Health Management Systems?	Systems Developer
Can you please provide details of the recent unexpected high debts? Also, please list your monthly income and expenses.	Income $12,500 gross Expenses $5,000 Several severe medical debts not covered by insurance
Could you please elaborate what you plan on using the requested funds for? Also please contact Lending Club to get your income verified.	Just as a cusion so that I don't become late on any payments for about four months. I will catch up after I get year end bonus, plus tax return.
Is the medical issue resolved? Do you expect any more expenses related to the medical issue?	Medical Issues have been resolved. Resulting bills left me in a hole, however, and I needed some additional funds to allow me to get back on my feet.
You initially selected 5-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (kkeping active) this loan before it is paid-in-full? i,.e., 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for expected answer. Lender 505570 USMC-RETIRED.	I selected 5 years to get a manageable monthly payment. I'm hoping that, without any unexpected setbacks, I will be able to pay the loan back in 2 years.

Member Payment Dependent Notes Series 608039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608039	$8,500	$8,500	8.88%	1.00%	November 12, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608039. Member loan 608039 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Strauss Discount auto	Debt-to-income ratio:	15.54%
Length of employment:	2 years	Location:	Brooklyn , NY

Home town:
Current & past employers:	Strauss Discount auto
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,607.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please describe, in detail, the purpose of this loan?	My purpose for the loan is to cover plumbing repair cost our home. I was told by the DEP that the pipe leading from the main outside our house corroded away, causing it to flood inside the basement. the water/heat is currently off and we are staying with family temporarily.
If you rent this house, wouldn't the landlord be responsible for the water main?	its my mothers house, i live on the first floor and she lives on the second floor

Member Payment Dependent Notes Series 608067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608067	$12,250	$12,250	12.23%	1.00%	November 10, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608067. Member loan 608067 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,117 / month
Current employer:	Fauquier County	Debt-to-income ratio:	16.28%
Length of employment:	1 year	Location:	Gordonsville, VA

Home town:
Current & past employers:	Fauquier County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I recently completed a divorce and this loan will be used to pay off cards used to pay for expenses associated with the divorce. They include: $3,400 @ 25.87%, $5,800 @ 17.99% and $2,800 @ 14.99%. Borrower added on 11/03/10 > Additionally, I work in local government, and have been in the same field for the past 15 years since finishing graduate school. I net $3,200 a month with only a $225\month car note and $450 rent payment and incidentals. Consolidating these cards into one payment will allow me to pay them off considerably faster, with the same if not less going toward their payment. Thank you for your consideration in funding this loan.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	41
Revolving Credit Balance:	$28,028.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 608135

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608135	$17,150	$17,150	14.83%	1.00%	November 15, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608135. Member loan 608135 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Logan Generating Plant	Debt-to-income ratio:	17.64%
Length of employment:	10+ years	Location:	PENNS GROVE, NJ

Home town:
Current & past employers:	Logan Generating Plant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Dear Lenders, I am seeking this loan as a tool to stabilize my finances. I am recently divorced and have acquired some debt getting my life back on track. I will be using this money to pay off a loan from my 401K account. After which I will take out a new loan to pay off this new loan and some other unsecured debt that I have. My 401K plan has changed recently and does not allow refinancing an existing loan. This has put me in a bind and delayed my plan to starting over. I am an honest, hard working, man and I will repay this loan in a couple of months. This loan will help me get on with my life and I hope you will see your way clear to fund it. Thank you. Sincerely yours Friends and Family Winning Bids

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	52
Revolving Credit Balance:	$79,252.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 608193

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608193	$25,000	$25,000	15.57%	1.00%	November 12, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608193. Member loan 608193 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,167 / month
Current employer:	Loyola University Medical Center	Debt-to-income ratio:	6.25%
Length of employment:	6 years	Location:	Naperville, IL

Home town:
Current & past employers:	Loyola University Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,400.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I am planing to use as line of credit for my and my husband's business, for e.g. we currently have 10 employees, on November 15th we ahe to run payroll for $23000, and on Noveber 16th we will be receiving payments of $64,000 from our client, if we had to run the payroll on 17th then we dont even need the money. In nutshell we are looking for a line of credit.
Do you plan on paying this loan off early or carrying it to term? What sort of business is your husband in?	As of now I plan to carry it to te term, but if our business is doing good I may pay it off, my husband and I own a Software Development and Implemnetation company.
Couple questions. One if you verify your income you will attract more lenders. Also you say you work for a software development company but in your profile it says you work at a medical center, could you explain the discrepancy? Also you say that if you had payroll on the 17th you wouldn't need the loan as you are receiving $64K but you plan on carrying this loan to term nonetheless could you explain the reason why?	I m a doctor by profession and I have already sent my paystubs showing that I make $146000/annul. This is my and my husbands company. I have even sent our hospitals hr info to verify my position as doctor. We have to again run payroll on Dec 12th and we will get payment on 15th Dec.
Could you verify your income with LendingClub? It would help give confidence to lenders. Thanks in advance!	Yes I already did, I have sent 2 recent paystubs showing that my annual salary is $146,000 and I have also sent the contact information of our hospital's HR for them to confirm that I work as a Doctor for last 6 years.
I would be interested in helping out a fellow small business owner. I also have my own software consulting company. Would you be interested in providing more info to my email atlroom@gmail.com? I would be more than happy to help the short gap in cash flow.	Sure I can help you, we are preferred vendor of 2 biggest consulting companies in US, we get requirements on exculsive basis, if you have consultants I can definitely forward you the requirements. How do you search consultants, do you have your own or you use dice or hotjobs or monster.

Member Payment Dependent Notes Series 608226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608226	$14,500	$14,500	16.69%	1.00%	November 12, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608226. Member loan 608226 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Boeing	Debt-to-income ratio:	22.91%
Length of employment:	1 year	Location:	Ridley park, PA

Home town:
Current & past employers:	Boeing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Never late on a payment. This is a great investment with a decent interest rate for investors. Credit score low 700.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,057.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I don't understand why your record has a FICO score below 700 and a delinquency in the past 2 years yet that's completely different than what you are saying? Can you help explain?	Good questions. The delinquency is something I am tryingto have removed though miscommunication with a previous college. Once brought to my attention, it was not only paid but paid in full. As for my credit score. It fluctuates quite frequently since I show as having limite credit history. If there is any better way I can answer your questions let me know. I appreciate your interest in funding my loan.
What do you intend to do with the loan? You requested a $14500 loan consolidation loan, but you appear to only have about $2000 outstanding on your cards.	Obviously pay off cards, but also buy an engagement ring.

Member Payment Dependent Notes Series 608230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608230	$18,250	$18,250	16.32%	1.00%	November 16, 2010	November 16, 2015	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608230. Member loan 608230 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	University of Arkansas	Debt-to-income ratio:	23.19%
Length of employment:	10+ years	Location:	Fayetteville, AR

Home town:
Current & past employers:	University of Arkansas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I bought furniture on one of those no interest for a year deals--goes to 25% in January plus i have to pay the back interest. this loan will pay it off

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,254.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Could you itemize your $42k in revolving debt? Please list lenders, amounts, APRs? Thanks	BOA: $12,000 10.9% Capital One: $5600 11.9% Citicard: $6600 18.9% Citifurniture (Citicredit services): $7000 Discover: $10,000 14.24%
Please send in the paperwork to verify your income.	done--sent to support@lendinclub via email
Did you purchase over $18,000 worth of furniture?	see question #1 furniture at 25% come January plus the past interest of $2000
I'm sorry I can't quite grasp the correction between a $18,250 and the furniture you are looking to pay off. Seems like your furniture bill is much smaller than 18,250	Also the citicard at 17%
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	I do not know--i would say the full 5 years, but if the opportunity comes to pay off early i will.

Member Payment Dependent Notes Series 608242

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608242	$19,800	$19,800	15.57%	1.00%	November 15, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608242. Member loan 608242 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Cognizant Technology Solutions	Debt-to-income ratio:	8.37%
Length of employment:	< 1 year	Location:	jersey city, NJ

Home town:
Current & past employers:	Cognizant Technology Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > Hi, I work as a Software engineering consultant and have been working here for the past 2 and a half years. I intend to use the loan to pay off my high interest credit card debt. Borrower added on 11/06/10 > I would like to add that a lot of this debt was due to a chronic disease i had during a brief period of unemployment. The medications are not covered by insurance due to the pre-existing condtion clause. Now, however i have been employed full time for the last 3 years almost and I want to consolidate so I can have a plan to pay it off.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	29
Revolving Credit Balance:	$17,560.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long have you owned your home? What is the balance on your mortgage and what is the estimated value of your home?	I have owned the home for the past 5 months approximately. The estimated value is between $225K-$250K. Thanks.
Your application says you have been at your job less than a year but in your loan description you say you have been employed full time for the last three years. Can you give a clear description of your job situation?	Hi, Thanks for asking. Like I mentioned, I have been working as a software consultant. Even though I was working full time ( 40 hours) I was paid by the hour earlier (minimal benefits). Now I work for a major multinational full -time.

Member Payment Dependent Notes Series 608305

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608305	$3,000	$3,000	13.72%	1.00%	November 10, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608305. Member loan 608305 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	GMSC	Debt-to-income ratio:	16.33%
Length of employment:	4 years	Location:	New York, NY

Home town:
Current & past employers:	GMSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Stable employment, just a loan to consolidate a few small debts.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	6
Revolving Credit Balance:	$2,366.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is GMSC and what do you do there?	GMSC stands for Guard Management Service Corporation, which outsourses Fire Safety Directors and Security Officers for commercial buildings in New York City.
What was your delinquency about? Can you describe your monthly expenses?	To combine a few small credit debts that are not late at all. This is to free up more of my income to assist my daughter who is in college.
Hello. Your credit report reflects a delinquency from 6 months ago. Last Lender asked you about it, but they might have not been clear. Can you please take about it in more detail? Thanks and good luck!	The only delinquency was corrected due to their post office box problems.

Member Payment Dependent Notes Series 608321

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608321	$7,000	$7,000	6.17%	1.00%	November 15, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608321. Member loan 608321 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	McQuade's Pharmacy	Debt-to-income ratio:	14.35%
Length of employment:	10+ years	Location:	Charlestown, RI

Home town:
Current & past employers:	McQuade's Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/02/10 > I'm currently paying a 15% interest rate and would love to cut that in half. Borrower added on 11/03/10 > I have a very stable job and have been employed at the same place for over 10 years now.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,340.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the pharmacy, if I may ask?	Type your answer here.I'm a pharmacist.
What do you do at McQuade's Pharmacy? Do you plan to pay in full before 3 yrs because of the lowered interest rate offered here on LendingClub	Type your answer here.I'm a Pharmacist. As the rate on this loan would be one of the lowest, it would probably be paid off last.

Member Payment Dependent Notes Series 608350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608350	$7,000	$7,000	10.36%	1.00%	November 16, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608350. Member loan 608350 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,280 / month
Current employer:	n/a	Debt-to-income ratio:	21.51%
Length of employment:	n/a	Location:	cerritos, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1969	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,942.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 608394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608394	$4,800	$4,800	5.79%	1.00%	November 12, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608394. Member loan 608394 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	American Savings Bank	Debt-to-income ratio:	20.57%
Length of employment:	5 years	Location:	Honolulu, HI

Home town:
Current & past employers:	American Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	46
Revolving Credit Balance:	$7,428.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American Savings Bank?	I'm a Personal Banking Officer. The position is part sales and part management.
You work for a bank, why did you not consider borrowing from your employer?	Interest rates at banks in Hawaii are high. Employees no longer get discounted rates.
What was the delinquency that occured 46 months ago?	4 years ago? I just looked through my credit report and the only delinquency that shows is a 30 day past due payment on a Nordstrom card. Other than that, everything--mortgage, utilities, bills--has been paid on time.

Member Payment Dependent Notes Series 608417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608417	$10,000	$10,000	6.17%	1.00%	November 15, 2010	November 16, 2013	November 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608417. Member loan 608417 was requested on November 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Department of Defense	Debt-to-income ratio:	17.06%
Length of employment:	4 years	Location:	San Diego, CA

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > We are trying to pay down our high-interest credit cards and make better use of our resources.

A credit bureau reported the following information about this borrower member on November 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,843.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at The Department of Defense? Thank you.	Human Resource Specialist
Is your employment w/ DOD the sole income in the household, or is there other income currently in the household or expected to enter the household? Thank you.	My DOD employment income is not the the sole income of my household. My wife is also employed and adds to our houselhold income. In addition to that I also have had a part time job for the last 5 years as the Minister to Students for my local church.
how many credit cards will you pay down with this loan?	This loan will pay off and cancel 2 high interest credit cards. Im basically looking to better use my resources and achieve financial freedom from credit cards.

Member Payment Dependent Notes Series 608470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608470	$5,500	$5,500	6.54%	1.00%	November 16, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608470. Member loan 608470 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	PROVIDENCE EMILY COURT	Debt-to-income ratio:	20.77%
Length of employment:	4 years	Location:	Spokane, WA

Home town:
Current & past employers:	PROVIDENCE EMILY COURT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I was in an Auto accident on Novebmer 2nd. This accident has left me in a VERY BAD situation! It is going to basically cost more to fix the Mazda (I currently have) then to just replace the car all together. Because the Mazda was only a 96 and the value was not worth too much, I decided to carry ONLY Liability on it. So... Here I am now, with a broke down wrecked car and no way to get to work daily without asking everyone I know to give me a ride. The busses do not run at 5am here in Spokane and I have to be at work Monday through Friday by 5:30am. I am going to use this loan (I hopefully get funded on) to purchase a replacement car so I can get to work everyday. I have a great with Sisters Of Providence and I really cannot afford to lose it right now.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,296.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I am planning on purchasing another car. I work mornings and its hard to get to work by 5:30. I have a few people that I can get rides from. But there is nothing like having your own transportation to get from point A to point B.
Please work on getting your loan approved and income verified. That will attract more lenders your way. Thanks.	I contacted the member service at lending club. They told me that I cannot verify that information until the Lending Club credit services request it from me via e-mail. I am hoping this is something they will be sending me next because I have completed the verification for the email and bank account this afternoon.
Do you have a backup plan to pay this loan off in case you are laid off or if the vehicle you get worst case breaks down also?	Ive been working for the sister of providence for almost five years; and have really good job security. This recent mishap has put me in a situation were im currently looking for an even better F/T job or a second job. Just so im able to handle these unfortunate events that happen when we least expect them.

Member Payment Dependent Notes Series 608522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608522	$5,000	$5,000	6.17%	1.00%	November 16, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608522. Member loan 608522 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,917 / month
Current employer:	dept of justice	Debt-to-income ratio:	10.43%
Length of employment:	6 years	Location:	brooklyn, NY

Home town:
Current & past employers:	dept of justice
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,865.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 608600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608600	$14,000	$14,000	15.20%	1.00%	November 12, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608600. Member loan 608600 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,600 / month
Current employer:	City of Mesa	Debt-to-income ratio:	21.82%
Length of employment:	4 years	Location:	Mesa, AZ

Home town:
Current & past employers:	City of Mesa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > This loan is to just consolidate credit card balances with a higher rate. I have never had any late payments on any type of credit. Stable long-term career.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,502.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell what makes up the $45.5K in debt you are carrying?	Car loan and 3 credit cards. One card is at a decent rate since it is a credit union; I am paying that off fine. Other 2 credit cards I have been paying fine, but they raised the rates to 29.99 percent for no reason. With this loan I would save a little on the interest rate and the normal monies I am paying now for these 2 cards would go toward this. With the credit card you really see no end of the tunnel. With a loan of this nature, I would see the end. I do not buy anything with credit cards anymore. Thank you.
How long have you owned your home? Is any of the $45k in revolving credit an HELOC loan? How much do you owe on your home (mortgage and any HELOC)? What is the value of the home in today's market?	Been in my home since 2003. I have a HELOC that cleared up other bills. Home is worth less than what I paid right now. Home is worth around 135-140k. Owe around 200. I make all payments on time. Just looking to reduce interest being paid on my credit cards so I can get them paid off. It is difficult since they raised the rate to 29.99% for no reason. Always paid on time, never any defaults. Thank you.

Member Payment Dependent Notes Series 608616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608616	$13,000	$13,000	12.61%	1.00%	November 15, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608616. Member loan 608616 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Macys	Debt-to-income ratio:	19.81%
Length of employment:	8 years	Location:	MIlford, MA

Home town:
Current & past employers:	Macys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Would like to pay off credit card debt to improve my credit score so i can begin saving to buy my first home and start a new life on the right foot.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	34
Revolving Credit Balance:	$11,356.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Macys?	I am a Loss Prevention Director. Ive been doing it for 71/2 years working my up the ranks.from Detective, Regional Investigator, and now a Senior Executive as Director.
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following: 1. Itemize your monthly expenses. 2. List the principle and the interest rate of each loan to be consolidated with this Lending Club loan. 3. Identify the one credit inquiry shown as occurring in the last six months. Thank you in advance for your response.	1. Rent 2. Utilities 3.Groceries 4.Car Payment/Insurance 5.Capitol One 17.90% 6.Orchard Bank 19.99% 7.Sears 25.24% 8.Macys 24.50% 9.The last Inquiry was the Sears card in which i opened to fix my car at the automotive center.
Can you list out your credit cards along with their rates and what you are paying monthly on them?	I answered to the percentage question on a different question. In order listed in the previous answer i pay each month towards each the following. I also have JC Penny and Men's Store cards that i have with 0 balance or little balance in which i pay immediatly to avoid interest. I dont close them so it doesnt hurt my credit score for lowering my available credit. $50 Capitol One 17.90% $150 Orchard Bank 19.99% $75 Macy's 24.50% $100 Sears 25.24%
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	My loan amount is $13,000 at 12.67%. Yes, i am the sole wage earner.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs).	rent $1034, car, $332, elec $40, insurance $75, cell, $70, cable/int $145, $150 to $250 food, total credit 350
What was the delinquency from 34 months ago? Thank you in advance for your answer.	It was a missed payment for Best Buy for $12 that I thought I paid. Tried getting it reversed but they wouldnt budge. The only missed payment ive ever had on my credit report.

Member Payment Dependent Notes Series 608661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608661	$2,000	$2,000	14.46%	1.00%	November 10, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608661. Member loan 608661 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Target Mobile Solutions	Debt-to-income ratio:	17.80%
Length of employment:	< 1 year	Location:	Midland, MI

Home town:
Current & past employers:	Target Mobile Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I am looking for a loan to get me through the holidays. I recently had an unexpected hospital stay, and was unable to work at all for two weeks, and had two more weeks of only part-time ability to work. I haven't missed any payments on any bills due to this, but with the holidays coming up, I need some extra money to give a good Christmas to my kids and girlfriend. I have taken out a loan through Lending Club before and it was paid in full with no late payments.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,946.00	Public Records On File:	1
Revolving Line Utilization:	71.70%	Months Since Last Record:	68
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Target Mobile Solutions and what do you do there? Where did you work prior to that?	Working at Target Mobile Solutions means I am a Radio Shack employee who sells cell phones in Target stores. I make an hourly salary plus commission. Prior to that, i worked in restaurant management for Ruby Tuesday Restaurants.

Member Payment Dependent Notes Series 608748

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608748	$4,000	$4,000	5.79%	1.00%	November 16, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608748. Member loan 608748 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	Laird Broadcasting WDUX AM-FM	Debt-to-income ratio:	0.90%
Length of employment:	1 year	Location:	Weyauwega, WI

Home town:
Current & past employers:	Laird Broadcasting WDUX AM-FM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > Home Improvement loan to replace roof and porch

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Laird Broadcasting WDUX AM-FM?	I'm an on air announcer, one of two part time jobs I currently hold. The other one is as a inbound sales representative for Miles Kimball in Oshkosh, WI.

Member Payment Dependent Notes Series 608782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608782	$25,000	$25,000	13.35%	1.00%	November 16, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608782. Member loan 608782 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,636 / month
Current employer:	Frederick County Public Schools	Debt-to-income ratio:	23.37%
Length of employment:	< 1 year	Location:	BEALETON, VA

Home town:
Current & past employers:	Frederick County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,520.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 608842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608842	$9,600	$9,600	15.95%	1.00%	November 10, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608842. Member loan 608842 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Comey & Shepherd Realtors	Debt-to-income ratio:	19.36%
Length of employment:	6 years	Location:	Goshen, OH

Home town:
Current & past employers:	Comey & Shepherd Realtors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,110.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	No partner, but i do have a part time job at UPS that brings a additional $7,000 per year.

Member Payment Dependent Notes Series 608879

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608879	$5,000	$5,000	6.91%	1.00%	November 12, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608879. Member loan 608879 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	University of Pittsburgh	Debt-to-income ratio:	20.29%
Length of employment:	10+ years	Location:	PITTSBURGH, PA

Home town:
Current & past employers:	University of Pittsburgh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I need to purchase materials for a project I am working on to start a small business out of my home.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	10.17%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give any more information about your project or the business? For example, are you a service business or manufacturer? When will the business open? What field or are of expertise is the business? Thanks.	The business is a service business and I plan to be operational by Feb 1st. The business is Interior Decorating.

Member Payment Dependent Notes Series 608897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608897	$25,000	$25,000	15.20%	1.00%	November 15, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608897. Member loan 608897 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$16,667 / month
Current employer:	united nations secretariat	Debt-to-income ratio:	1.21%
Length of employment:	10+ years	Location:	ny, NY

Home town:
Current & past employers:	united nations secretariat
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I have closed all accounts and wsih to pay -off Home Depot, Macy's and UNFCU. Borrower added on 11/05/10 > Please check updated credit reports to verify that I have closed Macy's, BestBuy, Bank of America, etc. Borrower added on 11/05/10 > I have a job of almost 30 years and simply wish to reduce my montly payments to creditors! Borrower added on 11/05/10 > I have a job of 30 years and wish to reduce my monthly payments to creditors. Borrower added on 11/05/10 > I also intend to pay Lending Club monthly more than the minimum payment required. Borrower added on 11/05/10 > By the way I am a permanent staff member of the United Nations Secretariat and neither I nor my job are in any jeopardy. I expect to pay more than the minimum required or $1,000/month on my loan. Borrower added on 11/06/10 > Would you kindly be more specific: I do not know what "deliquency" of 15 months ago you are referring to? Borrower added on 11/07/10 > I simply wish to have this loan to pay less per month to my creditors. At this time, I am paying more than $3,000/month. A payment of $1000/month to LC would be sufficient. By the way, I have closed all my accounts. Thank you Borrower added on 11/07/10 > I simply wish to have this loan to pay less per month to my creditors. At this time, I am paying more than $3,000/month. A payment of $1000/month to LC would be sufficient. By the way, I have closed all my accounts. Thank you Borrower added on 11/09/10 > LC: Please identify the "delinquency". Thank you. Borrower added on 11/11/10 > As suggested by an investor, I shall contact TransUnion today to clear up the "delinquency" of 15 months ago and revert. Thank you Borrower added on 11/11/10 > I have just contacted TransUnion again to get my credit report and discern the delinquency that many investors have questioned me about. Unfortunately, it will only get to me within 1 week. I hope that it reaches me in time before my loan funding period closes to clarify to me the issue and in turn reply to the legitimate queries of investors. I apologize for any inconveniece that this matter may have caused.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	15
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you itemize your debt for us -- list lenders, amounts, and interest rates? We only see $6k in revolving debt, why are you asking for $25k? Is there any reason to expect you won't be working for the UN within the next 18-24 months?	I owe Home Depot $6,100, Macy's Visa $7,000, UNFCU loan $7,000 and UNFCU Visa 5,000. The interest rates vary from 10% to 24.50%. I have been working for the UN since February 1981 and am due to retire in July 2014, or in 48 months!
You have the ability and stability to pay. Why the delinquency 15 months ago?	Type your answer here. Would you kindly be more specific?: I do not recall any "deliquency" of mine 15 months ago.
1. Your credit history posted by LC, per your credit report, shows a delinquency 15 mo ago -- please explain. 2- you say, regarding the debts you plan to pay off with this ~16% LC loan, "The interest rates vary from 10% to 24.50%." Please itemize, for each debt, the amount owed AND the interest rate you are currently paying on that debt. For the ones whose rates are less than the LC rate you will be paying, please explain why you would rather pay a higher rate [via your refinance]. Thanks.	I do not understand the reference to a delinquency. I have always paid my debts on time. This must be a mistake! I owe UNFCU circa $6,500 for a personal loan at 9% and pay $1042.69/month; I owe UNFCU VISA circa $5,000 at 10.90% and pay $500/month; I owe Home Depot circa $6,200 at 26.99% and pay $700/month; I owe Macy's circa $7,000 at 19% and pay circa $700/month. I wish to have the LC loan to consolidate my debts and pay less monthly to my ALL my creditors. I would be able to pay more than the minimum to LC or $1000/month on the loan!
Your credit report is showing a delinquency from 15 months ago. I can't see the creditor who is reporting the delinquency just that you were late.	Type your answer here. I have never been late on a loan. I have recently checked my credit report and do not see such a mention. without identifying the creditor, I cannot reply adequately to your legitimate query.
You initilally selected 3-years term for loan's repayment. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	Inasmucch as I intend to pay more than the minimum or $1000/month, I would think that I would be able to pay off the loan in 2 years maximum.
Regarding the delinquency, your loan listing has the following: Credit History (as reported by credit bureau on 11/3/10): Delinquencies (Last 2 yrs) 1 Months Since Last Delinquency 15 If you recently checked your credit report and there was no delinquency mentioned, then you should make sure this is verified with Lending Club so that they can correct your listing. If Lending Club's information is accurate and it wasn't on the credit report you saw for some reason, then you should get that cleared up.	Type your answer here. As I mentioned before to another investor, I did not see any deliquency in any of my credit reports since I have not been delinquent. I have also brought this matter to the attention of LC. Unless the delinquency is identified, there isn't much that I could do and regretfully we are going around in circles.
Have you contacted LC or are you just going around in circles to have fun. The LC found a delinquincy. All you have to do is contact them and ask what the delinquency is. If they have made a mistake they will be more than happy to apologize and correct it. Lenders have no way of knowing. Instead, of keep telling that over and over why don't you just do it?	I beg to differ if you think that this particular process is fun. I did indeed contact LC by e-mail and even reported the queries on deliquency to them. But, as I said, I cannot explain nor dispute the deliquency if the source has not been identified to me. I did not see isuch an entry in my credit reporst.
The delinquency that we see in your profile is from your Transunion credit report. It may be a mistake. There are three major credit bureaus, and they do sometimes have errors. You may want to get free copies of all three of your credit reports to make sure that none of them have any errors. Here is what it says on the Lending Club FAQ page: Lending Club has no way to access your credit file to make any modifications to it on your behalf. We use TransUnion as our credit bureau partner, so you will need to contact TransUnion directly to have your file updated or corrected. You can reach TransUnion as follows: TransUnion LLC Consumer Disclosures 2 Baldwin Place P.O. Box 1000 Chester, PA 19022 800-888-4213 www.transunion.com I hope that helps!	Thank you very much for your invaluable infromation. But, as I already stated, I have reviewed all 3 credit reports and do not see any statement of any delinquency. In any event, I shall contact TransUnion to verify and rectify.
I stil do not understand why anyone would want to refinance $11,500 (6500 5000) currently at 9-10%, with a loan costing close to 16%. Do you not realize that this will cause you to pay around $750 more in interst each and every year you carry this loan???? Why does this make sense to you? Please help me understand your reasoning, so I can fund your loan!	I have 4 outstanding balances from creditors, each with different APRs.I am now paying more than the minimum monthly on all 4. However, I am paying more than $3,000/month. Although I have asked for the loan for 36 months, I intend to pay at least $1,000/month and try to pay it off in 18 to 24 months maximum. Indeed, in comparison with my present situation, I would save overall money in the end.Thank you
I will contact LC and advise them that they have a problem (s) they need to get corrected. According to 365664 there are three major credit bureau partners involved but so far as I am concerned LC is responsible. After all that is who we do business with. If this is an error, and I am not saying it is nor it is not, there may be more problems out there that will definitley affect lenders and probably LC also. I don't take credit ratings lightly. Thank you for bringing this to our attention.	Type your answer here. Thank you. As soon as I have contacted TransUnion, I will revert!
Sorry, I guess I need to make myself more clear. Mathematically, if you REPLACED ["paid off"] the $13,200 higher interest debt with the ~16% LC loan, and KEPT the $11,500 loans at 9-10%, ***INSTEAD OF REFINANCING THE WHOLE $25,000 WITH A LC LOAN***, you would end up paying ~$750 less interest yearly. Please explain why you want to pay MORE interest [by refinancing ALL your debt] rather than LESS interest [which you wold pay if you only refinanced your $13,200 of >16% debt]. Thanks.	Although the interest rate of a loan is very important, I consider it equally important for a debtor to try to pay more than the minimum required monthly on a debt to minimize the cost of the debt to the debtor. In th eend, I will pay to LC more thaN THE MINIMUM REQUIRED AND PAY THE LOAN SOONER AND i'LL ALSO NOT THAVE SO MUCH
Member_781050, may I suggest you create an Excel spreadsheet and do a scenario analysis for [1] paying off everything with this ~16% loan, vs [2] paying off only your $13K of HIGHER interest loans and keeping your other $11.K at their current 9-10%? This exercise will help you see that, by paying off the latter as well as the former with this loan, you are paying MORE money and EXTENDING your debt. Other I have helped to understand the math behind their borrowing plans have wisely decided to lower their LC request to a lesser amount, sometimes thereby achieving even a lower LC rate! Try it, you'll like it ...	Thank you very much indeed for your concern. But, I have done my own math and intend to pay 1200/month. So, I'll pay the LC loan faster and have less headaches and more liquidity at month end.
I'm sorry, but I still don't understand your reasoning about the lower interest loans. You say that both interest rate and paying more than the minimum are important. But you can pay more than the minimum on both the existing loans and the new LC loan (you said that you're already paying more than the minimum on the current 4 loans). It seems like the best thing to do would be to pay off the Macy's and Home Depot lines with the LC funds, but keep the UNFCU debts at 9/10%, and then pay the $1/month that you're planning to pay anyway, distributed among these loans. This would be strictly better than your stated plan, because you'd be paying the same amount monthly, but you'd have less total to pay because of the lower interest rates on half of your debt. Why is your current plan better?	Thank you for your advice, which is truly appreciated. But, I would prefer my own plan and not have several creditors, but one. Besides, if I pay 1200/month to LC, the debt will be paid off sooner.

Member Payment Dependent Notes Series 608929

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608929	$3,000	$3,000	8.88%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608929. Member loan 608929 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,625 / month
Current employer:	The Warranty Group	Debt-to-income ratio:	7.54%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	The Warranty Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,960.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Warranty Group and where did you work prior to that?	I am a supervisor of financial operations. I worked at APP Pharmaceuticals prior.

Member Payment Dependent Notes Series 608955

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608955	$14,500	$14,500	14.46%	1.00%	November 15, 2010	November 17, 2015	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608955. Member loan 608955 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Blind Industries&Services of Maryland	Debt-to-income ratio:	24.97%
Length of employment:	10+ years	Location:	Baltimore, MD

Home town:
Current & past employers:	Blind Industries&Services of Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > To pay off my Bank of America Visa Credit Card. I am a member of Lending Club and made on time payments as agreed to the terms of the contract. I have made payments since July 2009.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	69
Revolving Credit Balance:	$14,045.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please detail each of your current debts. For each one list the balance, interest rate, and amount you pay monthly. Also, list which will be consolidated using this loan and which will not.	Bank of America Visa Credit Card interest rate at 18% monthly payment 303.00 balance is at $11,280.00. This is the only one I am paying off.
Your credit report says that you have $14,045 in revolving credit and you are requesting $14,500. However, you say that you are only paying off one card with a balance of $11,280. Can you please explain these differences?	I would like to pay off my existing loan I have with Lending Club.

Member Payment Dependent Notes Series 608991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608991	$4,800	$4,800	10.36%	1.00%	November 12, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608991. Member loan 608991 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,050 / month
Current employer:	City of Costa Mesa	Debt-to-income ratio:	16.49%
Length of employment:	2 years	Location:	Costa Mesa, CA

Home town:
Current & past employers:	City of Costa Mesa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I'm trying to refinance a personal loan I got to move into a new apartment/deposit and bought furniture (on short notice).

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	61
Revolving Credit Balance:	$39.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609023

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609023	$10,000	$10,000	9.99%	1.00%	November 10, 2010	November 17, 2013	November 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609023. Member loan 609023 was requested on November 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Tiburon	Debt-to-income ratio:	12.82%
Length of employment:	1 year	Location:	Winter Park, FL

Home town:
Current & past employers:	Tiburon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/03/10 > I had to put some extra expenses on two of my three credit cards while my wife was out of work. I'd like to reduce our monthly payment by paying the credit cards off. Two of them will be canceled upon payoff, and I will furnish proof of this when it has been done.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,661.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. What is Tiburon and what is your position at there? 2. Please list your credit cards, their balances, minimum payments and APR's. I don't think you can provide proof about cancelling your cards to lenders on here, but it would be kind of cool if you could. Seeing proof that social lending is helping people change their lives in a positive manner, would be the best advertising for Lending Club and rewarding to lenders. Thank you!	1. Tiburon is the sports studio for EA Games. We make Madden NFL, Tiger Woods Golf, etc. I'm a software engineer there, in charge of one of the features for a game set to be released next summer. 2. There may be two store cards (Kay jeweler and Kohl's) that I recently paid off and canceled still listed as open on my credit report (though I don't know if that's been reflected on whatever reports are available to you). There are two visas and one mastercard: visa 1: $7,000; $170/mo; 14.99% visa 2: $2,600; $70/mo; $16.99 mc: $400, $39/mo; 14.90% You will obviously note that the sum there is less than the monthly payment on my proposed loan. However I am paying $100/mo on the mastercard and the minimums on each of the others, currently, as I don't want to owe these people forever. Obviously the second visa is next, once the mc is paid off, as it has the highest interest rate. 3. I wish I would have known that I couldn't post documents or the like in support of my claims, or else I wouldn't have made it, to be honest.

Member Payment Dependent Notes Series 609147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609147	$9,600	$9,600	12.23%	1.00%	November 12, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609147. Member loan 609147 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	inLighten	Debt-to-income ratio:	9.75%
Length of employment:	< 1 year	Location:	Buffalo, NY

Home town:
Current & past employers:	inLighten
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > I plan on using this loan for credit card consolidation as my card amounts have ridiculously high rates. I actually plan by 2011 to start paying 100.00 more than my minimun payment amount. Borrower added on 11/06/10 > I will be able to make a payment of at least 400 a month by March 2011 so that the loan term will end more than a year a head of time

A credit bureau reported the following information about this borrower member on October 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,571.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 609189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609189	$5,000	$5,000	6.17%	1.00%	November 12, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609189. Member loan 609189 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Stone Harbor Investment Partners	Debt-to-income ratio:	4.72%
Length of employment:	4 years	Location:	Hightstown, NJ

Home town:
Current & past employers:	Stone Harbor Investment Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,486.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide more details on your move.	Hello- I moved to a more expensive apartment and had to pay repair costs and the moving company. However, the main reason for the loan is that I have a security deposit out on both apartments. Until the deposit is returned on the apartment I left (30-60 days), I am short in cash

Member Payment Dependent Notes Series 609294

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609294	$12,000	$12,000	12.61%	1.00%	November 15, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609294. Member loan 609294 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Muckleshoot Indian Casino	Debt-to-income ratio:	22.69%
Length of employment:	5 years	Location:	Auburn, WA

Home town:
Current & past employers:	Muckleshoot Indian Casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I'm a good borrower because I always pay my bills and on time. Here is what my budget will look like after I get this loan. My net income each month is approx. $2300-2600 My bills are as follows: Rent $0 husband pays Car payment $420 Utilities $120 Life insurance $23 Gym $11 Credit Card $200 Food $0 (husband pays) TV, internet (husband pays) Borrower added on 11/04/10 > Entertainment $75 Clothing $60

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,749.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Muckleshoot Indian Casino?	I'm a Table Games Floor Supervisor and I also deal Table Games when needed.
Lending Club shows that your outstanding credit card balance is $8,749, but your loan application is for $12,000. How will the difference be used? Thank you.	I have high interest unsecured loans that I will pay off as well.
You initially selected 5-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (kkeping active) this loan before it is paid-in-full? i,.e., 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3 yrs? etc. Thanks for expected answer. Lender 505570 USMC-RETIRED.	Honestly, I would like to pay off the loan as soon as possible. Realistically, I anticipate paying this loan in 3 to 4 years. In general, I usually pay off things before they reach their terms. Hope this answers your question.

Member Payment Dependent Notes Series 609371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609371	$4,200	$4,200	9.99%	1.00%	November 12, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609371. Member loan 609371 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	American eagle	Debt-to-income ratio:	2.70%
Length of employment:	< 1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	American eagle
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$810.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American eagle and where did you work prior to that?	American eagle airlines is american airlines just that american eagle is the small regional jets At american eagle i work as an operation control agent ( i plan flight , issue fuel ect .) Prior to american eagle i been going to school full time . i am studing biology .
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I am not a owner of a house yet, my grandfather pass away and left my an apartment building but right now the will is in process . I live With my mom and dad right now.

Member Payment Dependent Notes Series 609451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609451	$6,000	$6,000	8.88%	1.00%	November 16, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609451. Member loan 609451 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	awnings by bill lioyd llc	Debt-to-income ratio:	5.00%
Length of employment:	< 1 year	Location:	cape may court house, NJ

Home town:
Current & past employers:	awnings by bill lioyd llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > the reason why i am part time is because i am also self employed . I'm also earning a additional $500.00 to $850.00 a month .i have the funds for my tax id number and to register my business name .but i am going to need a dependable vehicle .

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	79
Revolving Credit Balance:	$965.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 609459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609459	$4,500	$4,500	6.54%	1.00%	November 16, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609459. Member loan 609459 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Cook Medical	Debt-to-income ratio:	15.82%
Length of employment:	10+ years	Location:	Mount Airy, NC

Home town:
Current & past employers:	Cook Medical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I am an administrative assistant with 15 years of service to a privately owned medical device manufacturing company which has been in business for 40+ years. Last year I had some plastic surgery due to a significant weight loss. I paid for the procedure myself. Now, I would like to complete the process. I need approximately $4500 to do so. I wanted to do this through Care Credit, but my doctor's office did not participate. I am looking forward to completing my process. I know I will have no trouble in repaying this loan amount. Thank you for your consideration. I am looking forward for positive outcomes!

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	17
Revolving Credit Balance:	$6,049.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 609464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609464	$2,400	$2,400	15.57%	1.00%	November 15, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609464. Member loan 609464 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	n/a	Debt-to-income ratio:	24.25%
Length of employment:	n/a	Location:	Monroe, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Leaving on vacation on November 17, 2010. Retired manager of Engineering and Maintenance for Armco Steel Corporation. Been retired since April 1986. Receive both retirement and Social Security. Have stocks. Lost my wife to cancer in 1996. Going to visit friends in Florida (with my dog) and plan on staying until January 15, 2011.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1963	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 609496

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609496	$2,000	$2,000	6.91%	1.00%	November 16, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609496. Member loan 609496 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Unisource Worldwide	Debt-to-income ratio:	13.46%
Length of employment:	4 years	Location:	Smyrna, GA

Home town:
Current & past employers:	Unisource Worldwide
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I am using this loan to pay off credit card debt and get started saving for a down payment on a house. I have never in life been late for even 1 payment on ANYTHING, I am a great borrower. I am an Engineer and have been at the same company for 4 years, it is very stable as they are adding new employees and are not laying off whatsoever. Borrower added on 11/07/10 > I am paying off a Visa card that is currently right at $10k and a Discover card which is at $6600, Once I get the loan I will pay these off and cancel the cards only using my bank debit card. The debt is from back when I was in college and has not grown since, this loan will just allow me to pay it off easier and additionally I will be able to put a small amount away per month for the down payment of a house within a few years.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,567.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609548	$12,000	$12,000	14.46%	1.00%	November 12, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609548. Member loan 609548 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Food Lion	Debt-to-income ratio:	2.20%
Length of employment:	10+ years	Location:	Roanoke Rapids, NC

Home town:
Current & past employers:	Food Lion
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > Credit card pay off Borrower added on 11/09/10 > Most of cards are department store cards with 18-20 percent interest. Main thing is to lower monthly payments. I pay more than min payment on all and payment I listed in previous post is amount I pay. Just two of them is 400 a month.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,193.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Belk 4500 month 200, discover 4000 month 200, capital one 750 month 100, capital one.750 month 100, capital one 500 month 100, gap 500 month 50, justice 1000 month 50, exxon 500 month 25, health choice 3500 month 110,
You list $17,000 in debt you plan to pay off, but are requesting a $12,000 loan. The math doesn't work, does it?	Plan to pay off as many of them as possible, wasn't quite adding them up as I listed them.
What do you do at Food Lion?	Assistant manager

Member Payment Dependent Notes Series 609583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609583	$10,000	$10,000	10.36%	1.00%	November 10, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609583. Member loan 609583 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,125 / month
Current employer:	Lab Corp of America	Debt-to-income ratio:	19.73%
Length of employment:	5 years	Location:	Moon Township, PA

Home town:
Current & past employers:	Lab Corp of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,295.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Type your answer here.The debt accrued from home improvements that were unexpected. Rewiring and flooring. The interest rate range from 10.99 to 19.6 percent. I did not want to take a home equity loan.I am concerned about rising interest on credit cards. Avoiding new debt due to retirement planning.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I assue you , that this will be a prosperous transaction for you and your associates.
Do you plan on paying this loan off sooner than 36 months? What is your position at Lab Corp of America? What are the 2 credit inquiries in the last 6 months for? Please go back into your Loan Profile and add a Loan Description. Providing the answers to all the questions you've had up to that point would be great! Lenders will appreciate it greatly, because most of their questions will be answered already. Thank you!	Last two credit inquires last six months one was a refinance of 2009 Jeep wrangler new $35,000 balance owed 14,950. 4.984 APR I think the second was a refinance of my Condo. Paying the loan off sooner is likley . My postion with the Lab is a stat courie rand also employed by Fedex for ten years part time.I was effected by the reduction in force at USAir in 2002. And I feel more secure working in transpotation and medical related services.
You initially selected 3-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full?, i.e., 3-yrs? 2 to 3 yrs? 1 to 2-yrs? etc. Thanks for reply. USMC-RETIRED Lender 505570	Type your answer here. Less than 2 years.

Member Payment Dependent Notes Series 609588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609588	$15,000	$15,000	19.66%	1.00%	November 12, 2010	November 18, 2015	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609588. Member loan 609588 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,983 / month
Current employer:	Duke University Health Systems	Debt-to-income ratio:	10.45%
Length of employment:	3 years	Location:	Knightdale, NC

Home town:
Current & past employers:	Duke University Health Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/04/10 > I may or may not use this for a car loan. I have been considering paying off my existing car loan and that is why I am applying. The remaining funds/or all funds may be used for home items instead since I bought a house last year. I plan on paying this loan off early due to the high interest rate. A note about myself:My exwife and I accumulated $35,000 in debt. We divorced and due to her having 3 children from a previous marriage I took all the debt to really help the children. I worked 2 jobs and made $91-92K that year and paid this debt off in about 14 months. Thank you for considering me for a loan. Borrower added on 11/04/10 > I couldn't check personal loan and/or car loan on your website so that is why this may or may not be used for a car loan. Thank you.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	70
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debts do you have and why does your credit report show 0 debt?	Type your answer here. Just have a car loan and mortgage. There is no other debt. Thanks.
Please verify your income with lendingclub. Ask if they can take paystubs from both of your jobs. What is your non-Duke job by the way? We are seeing $0 in revolving debt, which looks odd if you say you have $35k in debt. Thanks A	Type your answer here.I only work at Duke. My reason for telling you about having 2 jobs and 35K in debt previously was I felt it was important for you to know that I am hard working and pay off all my debts(good risk). I no longer work 2 jobs and don't have any debt other than mortgage and car loan. I make 72K and really wish I would get approved for the whole 25K that I asked for.
Please list the amount and interest rate of the car loan, and describe specifically the types of household items you wish to purchase. Given your salary, and apparent lack of much debt, why not just wait a couple months to purchase/pay off? Thank you for your answers to all questions.	Type your answer here. The interest rate is maybe 6.25%. I may do a screened in porch. I may do hardwoods and granite. Haven't decided and that is just a rough start. Thanks.
OK, I see, you don't have the two jobs now. Sorry for the misunderstanding. Please submit income verification, it sounds like you have a good job but we will probably need something more to go on to feel secure funding this loan.	Type your answer here. I sent pay stubs for the past 2 months this morning.
An answer to ALL these questions would be appreciated. 1. Why would you want to pay off a 6.25% current loan with a 20% new loan? This makes absolutely no sense to me! 2. What was your delinquency 70 months ago? 3. If this loan will be for a home improvement project, it would seem more sensible [and more fiscally responsible] to FIRST decide what you plan to spend the money on for improving your home, THEN to get bids to determine the actual cost, with the LAST step being to get the loan for the amount you actually need. Please explain your reasoning for requesting $15K (why not $5K or $25K, for example) and for proceeding in the order you have chosen. This will help to reassure me that you are not planning to use the funds for some undisclosed risky venture, rather than to [1] refinance a cheaper car loan with a more expensive LC loan, or, [2] to borrow $15 for a home project before you know what project you want to do, much less what the actual cost will be. Thanks!	Type your answer here.1. My credit score has taken a serious hit since my financial problems. I corrected those financial problems and became debt free around March 2006 when I finished paying all accounts off. So the reason I may consider using this money to pay off the car is to repair credit. My credit score has moved very slowly to a better level. 2. Im not sure about the delinquency 70 months ago. How much was it? There were so many credit cards and so much debt. I can tell you that when my wife and I were separated starting in 11/04 I started working two jobs immediately to pay everything off and I am very proud of what I accomplished. Most people would have just filed bankruptcy. You should know that while some of my reasons don't make sense to you they are very important to me. Before I was married I had stellar credit and made very little in comparison to now. My credit is very important to me. 3. I have already received quotes for home improvement projects(kitchen/living room) and the 15K will cover just about all the renovations. I did ask for 25K and was told that I could only receive 15K. I really wish Lending Club would change their mind but I am appreciative of the 15K. I can easily pay the monthly payment on the 25K. Thanks.
Position (Job/What you do) for Duke University Health Systems? a-n-d You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full?, i.e., 5-yrs? 4 to 5 yrs? 3 to 4 -yrs? 2 to 3 yrs? etc. Thanks for reply. USMC-RETIRED Lender 505570 P.S- L C interest rate is high because you have NO (ZERO) debt for 2-open credit lines history. Always bad idea paying-off everything. Better to maintain CC balance approximately 30 pct of authorized open CC available credit balances.	Type your answer here.First, thank you for what you did for our country! I am a discharge planner for Duke. My plan would be to pay off this loan early by the end of 2 years. The interest is high so I am in no way going to go 3-5 years. Thanks for your P.S.

Member Payment Dependent Notes Series 609616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609616	$5,000	$5,000	15.57%	1.00%	November 16, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609616. Member loan 609616 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	CMC	Debt-to-income ratio:	15.48%
Length of employment:	6 years	Location:	Alachua, FL

Home town:
Current & past employers:	CMC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	22
Revolving Credit Balance:	$608.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CMC and what do you do there? Please describe purpose of loan.	CMC is a property management company that specializes in managing rental properties. I supervise maintenance operations, and have been with them for six years. The purpose of the loan is to buy a new outboard for my boat. I am a very responsible borrower and always make my payments on time or early. However, traditional methods of financing an outboard engine have been affected by the poor economy and that is why I have chosen this method. Thank you for your interest.

Member Payment Dependent Notes Series 609676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609676	$13,000	$13,000	15.95%	1.00%	November 15, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609676. Member loan 609676 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	North Shore Garden Center, Inc.	Debt-to-income ratio:	2.39%
Length of employment:	6 years	Location:	Hauppauge, NY

Home town:
Current & past employers:	North Shore Garden Center, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking at 4 various models in the Dyna line from Harley Davidson. But think I have my heart set on my dream bike, a 2011 Street Bob. And yes, I am actually storing at a harley davidson dealership on long island that has a 135.00 dollar per month program in which they store and winterize the bike plus change fluids and maintain the bike for you, and also pickup and deliver the bike anywhere you need throughout the year. I would rather not give out the exact location details of which dealership but if you check online you will see the storage package I plan on getting. Again, I thank you tremendously for asking questions. I had actually wrote a long loan description last friday night but for some reason Lendingclub never updated it on my loan homepage. In any event, for the last 6 years I have been very comfortable as co-owner and Chief Operating Officer of a 35 year old family owned wholesale/retail operation on the North Shore of Long Island. We have managed to weather out the last 3 years of economic turmoil on long island and maintain 5 year back revenue figures which leads me to my next line. God bless, I am currently in a very positive place in my life and finally know the time is right to apply for a loan like this and instead of buying my bike outright pay over 3 years. So, this loan will give me the opportunity to pay it over time, that is the only reason for applying at Lendingclub. A Lendingclub loan takes a lot of the stress away from a major purchase. Borrower added on 11/12/10 > I am taking a trip to the dealer today to hopefully finalize the deal. It is definitely going to be a 2011 Dyna Street Bob in stock black trim. They have one beautiful shiny bike sitting in the dealer with 9 miles on the odometer. Just waiting on 100% funding now. Thanks again for all of the help guys/gals. Hoping that this gets funded before the next 6 days so I dont have to use Harley Davidson Financing direct.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,493.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain your Delinquency's, What kind of bike are you looking at, do you have a place to store it and have you owned a motorcycle before?	Thank you very much for your inquiry and for considering lending on my motorcycle loan. - The deliquency is actually only 1 old credit card PRISM/MASTERCARD and I am currently fighting to get this resolved. I was in St. Francis hospital on Long Island approximately 2 years ago and had a radio frequency ablation procedure on my heart for severe arythhmia and I got myself into about 55,000 dollars of credit card debt by the end of that year between doctors and hospital bills. The radio ablation procedure plus 5 days in the hospital alone set me back over $30,000. This is very personal information, but i got a charge off delinquency from them when they PROMISED me if I paid my balance of 2,000 dollars to this company off completely I would have absolutely zero negative impact on my credit report. Well, now almost 1 year later I am still showing a charge/off delinquency on all three credit bureaus. So, to put everything in a nutshell, I had close to 60K in CC debt up until the beginning of 2010, which I paid OFF completely in 1 year as you can see by my credit report, my current revolving debt is only 1300.00 currently, I closed all of my cards except for AMEX and Discover and my credit report with the exception of the PRISM charge off that I am fighting has a great rating between 680 and 740 when I manually check using transunion and truecredit.com. - I am looking at 4 various models in the Dyna line from Harley Davidson. But think I have my heart set on a 2011 Street Bob. - Yes, I am actually storing at a harley davidson dealership on long island that has a 135.00 dollar per month program in which they store and winterize the bike plus change fluids and maintain the bike for you, and also pickup and deliver the bike anywhere you need throughout the year. I would rather not give out the exact location details of which dealership but if you check online you will see the storage package I plan on getting. -For the final question, yes I have owned an old Honda CBR250 for my late teenage years and always dreamed of owning a new Harley. Finally getting older and seeing myself more successful I want to obtain my dream bike. Again, I thank you tremendously for asking these questions. I had actually wrote a long loan description last friday night but for some reason Lendingclub never put it on my loan homepage. In any event, I am currently co-owner and Chief Operating Officer of a 35 year old company on the North Shore of Long Island. God bless, I am currently in a very positve place in my life and finally could afford the chance to apply for a loan like this and instead of buying my bike outright pay over 3 years. So, this loan will give me the opportunity to pay it over time, that is the only reason for applying at Lendingclub. Very sincerely,

Member Payment Dependent Notes Series 609721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609721	$4,800	$4,800	12.23%	1.00%	November 15, 2010	November 21, 2015	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609721. Member loan 609721 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Ann Arbor Public Schools	Debt-to-income ratio:	21.65%
Length of employment:	10+ years	Location:	Ann Arbor, MI

Home town:
Current & past employers:	Ann Arbor Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > With this loan, my husband and I will pay a remaining tax bill, purchase the services of a septic tank contractor, purchase an antique piano from a deceased relative's estate and pay for the move, and finally; pay for needed repairs on the family minivan.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,565.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 609742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609742	$6,000	$6,000	14.83%	1.00%	November 10, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609742. Member loan 609742 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Rockcastle County Board of Education	Debt-to-income ratio:	16.60%
Length of employment:	10+ years	Location:	Mt. Vernon, KY

Home town:
Current & past employers:	Rockcastle County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	81
Revolving Credit Balance:	$5,489.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Rockcastle County Board of Education?	I'm employed as a teacher by the Rockcastle County Board of Education.
What is the home improvement that you are making?	Hello. I'm building some additional rooms in the basement.
As a renter, you are going to spend 6K to build additional rooms to your landlord's basement? Shouldn't your landlord be paying for that?	Well I actually live in a home owned by my parents. Doing some work on it with the intention of buying it in a few years.

Member Payment Dependent Notes Series 609770

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609770	$11,500	$11,500	10.36%	1.00%	November 12, 2010	November 18, 2013	November 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609770. Member loan 609770 was requested on November 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Tansky Sawmill Toyota	Debt-to-income ratio:	22.16%
Length of employment:	6 years	Location:	Columbus, OH

Home town:
Current & past employers:	Tansky Sawmill Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,088.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	There are two debts. My Citi Card with an amount close to $9000 with an interest rate of 24% APR. Another credit card, Capital One, with an amount close to $2400 with an interest rate of 18% APR. I want to get my life back on a good track and save money. I'm going to avoid any unnecessary spending and watch my budget, because I realize that my reckless spend is not helping my future.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank You.

Member Payment Dependent Notes Series 609865

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609865	$21,600	$21,600	15.95%	1.00%	November 12, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609865. Member loan 609865 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Walgreens	Debt-to-income ratio:	15.07%
Length of employment:	10+ years	Location:	Hamilton, OH

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > My husband and I have decide to consolidate the bulk of our debt and pay it down more quickly. We are both in very stable jobs and are financially sound. We viewed this as a great tool to reduce our debt quickly and become future investors.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1977	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,130.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you) for Walgreens? and You initially selected 3-years loan repayment term. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before it is paid-in-full?, i.e., 3-yrs? 2 to 3 yrs? 1 to 2-yrs? etc. Thanks for reply. USMC-RETIRED Lender 505570	I am a pharmacist for Walgreens and my husband is a kitchen designer for IKEA. We are hoping to pay this loan off in 1-2 years.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I've worked for Walgreens for over 10 years. I am a pharmacist and I have been one for almost 3 years now. My husband is a kitchen designer for IKEA.
What is your current position at Walgreens? Thank you.	I am a pharmacist

Member Payment Dependent Notes Series 609918

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609918	$14,000	$14,000	15.20%	1.00%	November 16, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609918. Member loan 609918 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Edmonds Community College	Debt-to-income ratio:	19.32%
Length of employment:	10+ years	Location:	Snohomish, WA

Home town:
Current & past employers:	Edmonds Community College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > This loan will allow me to pay off several smaller loans. I make all my payments on time, have steady employment, (same employer since 1999) and have also owned my own business since 2003.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	80
Revolving Credit Balance:	$28,863.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help out a local. Please answer the following: Is the public record from 8 years ago a bankruptcy? Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Yes, the public record is from a bankruptcy in 2003. Last year I made approximately 120,000.00 pre-tax. This income if from both my full time employment at a college (instructor) and my business. My business is computer forensics consulting and education. My income varies depending on my business, but is a minimum of 4500.00 after taxes up to approximately 10,000.00+ We have just ratified a training contract that is projected to make my business a minimum of 60,000 this year, my take which will be approximately 30,000.00.

Member Payment Dependent Notes Series 609956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609956	$10,000	$10,000	12.23%	1.00%	November 12, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609956. Member loan 609956 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,615 / month
Current employer:	News Corp	Debt-to-income ratio:	11.75%
Length of employment:	5 years	Location:	norwalk, CT

Home town:
Current & past employers:	News Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,937.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Please detail your $36k in revolving debt.	I have a spouse. Our combined income net per month is 6500.00. My revolving debt is 15300/ Credit Card and 15300/Credit Card 6430/Credit Card
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Paying off chunks of ccards with higher rates than this loan. Calculated that I would save money in the long run so am replacing the payment of this loan with what I would have paid for a longer time to pay off the debt. Also we are in position to pay down the debt not have any situations where we would be accruing new debt. We both have good jobs, own our home have never defaulted on any loans nor have either of us even ever made a late payment in our long credit history.

Member Payment Dependent Notes Series 609958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609958	$13,000	$13,000	12.23%	1.00%	November 12, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609958. Member loan 609958 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	El Campanil Theatre Preservation Found.	Debt-to-income ratio:	20.50%
Length of employment:	3 years	Location:	Antioch, CA

Home town:
Current & past employers:	El Campanil Theatre Preservation Found.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Here's what the debt looks like broken up (I'll round to the nearest whole dollar above). All are revolving and all interest rates are APR. $2280.00 @13.65% $1330.00 @25.25% $4770.00 @0.00% $3803.00 @20.75% $122183.00 TOTAL Things done to not accrue more debt: *I have moved to reduce my monthly rent/bills by about $400.00 and cut all unnecessary spending out until the debts are paid. *I currently have enough income to pay out about $700+ per month on the debts without the additional $400.00 freed up from moving, but would like to see my money better spent and my debt gone. Borrower added on 11/09/10 > The above total should read $12,183.00 not 122,183.00. Sorry for the typo.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,326.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Here's what it looks like (I'll round to the nearest whole dollar above). All are revolving and all interest rates are APR. $2280.00 @13.65% $1330.00 @25.25% $4770.00 @0.00% $3803.00 @20.75% $122183.00 TOTAL To answer your second question: yes, I have moved to reduce my monthly rent/bills by about $400.00 and cut all unnecessary spending out until the debts are paid. I currently have enough income to pay out about $700+ per month on the debts without the additional $400.00 freed up from moving, but would like to see my money better spent and my debt gone.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	My debt was accrued when I was making too much money too young and ended up between jobs for a few months. I have definitely learned my lesson while digging out of this hole. Thank you much for your investment in my getting out of debt.
I assume that there is a typo in your total, and you don't actually owe $122k.	Very true. The total should be 12,183.00. Thanks for pointing that out.
Is it correct that you have 0% on one of the loans, or is this a typo?	Correct, but it will not be 0% anymore as of December.

Member Payment Dependent Notes Series 609971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609971	$7,775	$7,775	9.62%	1.00%	November 15, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609971. Member loan 609971 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.47%
Length of employment:	n/a	Location:	Morrison, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > always pay on time this will get me to my goal of debt free

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	66
Revolving Credit Balance:	$12,165.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You do not have anything listed under Current Employer. Are you currently unemployed? If so, how are you going to payback the loan?	I get a disability check in sum of 600- my wife makes 32000 I use my money solely for my own. So 600 is just for me paying down debt

Member Payment Dependent Notes Series 609989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609989	$5,000	$5,000	9.25%	1.00%	November 10, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609989. Member loan 609989 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Quail Creek Country Club	Debt-to-income ratio:	21.93%
Length of employment:	3 years	Location:	NAPLES, FL

Home town:
Current & past employers:	Quail Creek Country Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I need this loan to pay off some bills and have money in case of an emergency. Borrower added on 11/08/10 > I always pay my bills on time and have a good job. This loan will be very helpful to me with paying some bills and to have some extra money in the bank. Thank you.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,051.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Leslie -What do you plan to use the loan for? Art	I would like to pay off some credit cards and to have some extra money in case of an emergency.
What is your position at Quail Creek Country Club? What comprises your $33K in revolving credit debt? Your Debt To Income Ratio (DTI) is 21%, you really need to reduce your debt/spending. 21% is considered by many lenders as the highest DTI they will consider funding. I am one them. Please answer all the questions and I will consider funding your loan. Thank you!	My position is Bookkeeper. My debt has alot to do with student loans. I worked and paid for my college education. I graduated with a 4.0 GPA. One of my credit card debt is from a private loan that I was able to put on my credit card at a lower interest rate. I want to eliminate my debt and was hoping to consolidate some of my bills with this loan. I have a high debt and my goal is to pay it off. I have always paid my bills on time and will have no problem paying this one each month on time. I would greatly appreciate your help, because I could pay off many of my card debt and have one payment a month instead of a few.
Thank you for your amazingly fast response! What degree did you attain and where will it take you? Thank you again!	I received my Bachelors in Business Administration. I would like to move up to Assistant Controller and then become a Controller. I want to move up in my field of study. I would like this loan because it will help pay down some debts into one payment. I have not been fired from a job and always excel in my position.

Member Payment Dependent Notes Series 610042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610042	$18,000	$18,000	15.95%	1.00%	November 15, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610042. Member loan 610042 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Gordon & Rees LLP	Debt-to-income ratio:	13.32%
Length of employment:	4 years	Location:	Saugus, CA

Home town:
Current & past employers:	Gordon & Rees LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I am looking to consolidate a few credit card balances and lower the collective interest rate. This loan will result in a lower payment than I currently have on these balances (on which I have never missed a payment- nor have I ever missed a payment on any other accounts). I am an attorney with a very stable job and high income. I am in good shape financially, and am just looking to simplify things by reducing the number of accounts/payments I have, and save some money in the process by reducing my monthly payment. This is about as low risk a loan as you will find. Feel free to ask me any other questions you may have.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,693.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello and welcome to Lending Club! Could you please give us details as to the types of debts, APR's, total amounts, and monthly payments you are looking to consolidate? Thanks and good luck!	I'll be consolidating 3 credit card balances totaling about $18,000 with collective APRs of about 17%. The monthly payments currently total about $700. Thanks for your interest!
Attorney, You initially selected 3-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 3-yrs? 2 to 3-yrs? etc. Thanks.	3 years
Home value and current mortgage balance, please?	455k and 2,400

Member Payment Dependent Notes Series 610048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610048	$12,000	$12,000	12.61%	1.00%	November 16, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610048. Member loan 610048 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Honda House of Elmhurst	Debt-to-income ratio:	17.31%
Length of employment:	9 years	Location:	Naperville, IL

Home town:
Current & past employers:	Honda House of Elmhurst
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > thank you Borrower added on 11/06/10 > I would like to consolidate the amount I owe on my high rate credit cards and pay them off with one full payment instead of multiple payments each month. I've always been on time with my payments and hope to get this loan paid off as soon as possible as well.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,142.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	First Nat'l Bank of Omaha $6,000 19.99% $180 Fifth Third Bank $3,000 25% $100 Chase $1,000 29.99% $40 Bank of America $2,000 24.5% $100 Admin. Assistant
Two questions: Position (Job/What you do) for employer? a-n-d You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	Admin. Assistant I can't exactly say how long, but I do plan on paying the largest amount possible each month so that I can get the loan paid off as soon as possible.

Member Payment Dependent Notes Series 610086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610086	$12,000	$12,000	14.46%	1.00%	November 15, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610086. Member loan 610086 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	City of Oceanside	Debt-to-income ratio:	20.50%
Length of employment:	7 years	Location:	Temecula, CA

Home town:
Current & past employers:	City of Oceanside
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Hello Investors. Thank you for taking the time to read this and for placing your trust in me. I am a single mother of two wonderful children. I am employeed as a full-time 911 Dispatcher for a police department in So. California for the past 7 1/2 years. I would be using my loan for home improvements (i.e, putting in a backyard at my house) and to pay off two credit cards that I have, that are approx $4000. I would like to let the investors know, that I have very good credit. I have NEVER been late on a payment and make all my payments on time. Also, I am a past customer of Lending Club. My previous loan was for $10,000 and I paid that off in less then 2 years. My debt is not due to lack of responsibilty, its due to "life happening" events, as we all experience. Thank you again to all of you who have put your money and faith in me. If you have any questions, please feel free to ask. Take care everyone.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,244.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Hi Factoria, Thank you for your question. I am a single mother of 2 children. I have been single and independant for 7 years. I have been at my job for close to 8 years and have only one income. Just to reassure you, I have never been late on a payment of any type. Again, Thank you for your question, I hope I answered it for you.
What do you do for the City of Oceanside?	Hi CriticalMiss, No, I do not.

Member Payment Dependent Notes Series 610175

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610175	$4,000	$4,000	15.20%	1.00%	November 10, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610175. Member loan 610175 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,700 / month
Current employer:	JCPenney	Debt-to-income ratio:	24.18%
Length of employment:	3 years	Location:	Lexington, KY

Home town:
Current & past employers:	JCPenney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,638.00	Public Records On File:	1
Revolving Line Utilization:	98.70%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the public record? Did you declare bankruptcy?	Yes, back in 2001. This was in result of a very lengthy and expensive divorce that lasted nearly 2 years. It did kill my credit rating obviously when I was in the upper 780 plus. I am very responsible and do own a home and 2 vehicles with that public record still attached. I have 1 more year before it finally drops. I did not want to ignore this question because I have nothing to hide.

Member Payment Dependent Notes Series 610178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610178	$7,000	$7,000	8.88%	1.00%	November 16, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610178. Member loan 610178 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	popchips	Debt-to-income ratio:	11.99%
Length of employment:	2 years	Location:	Apt 304, CA

Home town:
Current & past employers:	popchips
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,344.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you provided Lending Club with your new address and related contact information?	I have not moved from my current residence yet. I will be using the money from this loan to make downpayments. I plan to move into a new place the last week of November and will reflect all adresses changes to Lending Club as soon as they happen. My cell phone number will remain the same.

Member Payment Dependent Notes Series 610221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610221	$8,400	$8,400	14.46%	1.00%	November 12, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610221. Member loan 610221 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Climate Action Reserve	Debt-to-income ratio:	19.97%
Length of employment:	3 years	Location:	Tarzana, CA

Home town:
Current & past employers:	Climate Action Reserve
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	35
Revolving Credit Balance:	$9,857.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 610245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610245	$4,500	$4,500	14.46%	1.00%	November 10, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610245. Member loan 610245 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,900 / month
Current employer:	Vulcan Materials Company	Debt-to-income ratio:	13.38%
Length of employment:	8 years	Location:	Douglasville, GA

Home town:
Current & past employers:	Vulcan Materials Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,320.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Can you please explain what type of home improvements you are looking to make? Thanks a lot!	New carpeting and refinishing hardwood floors. Thank you.

Member Payment Dependent Notes Series 610262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610262	$4,500	$4,500	8.88%	1.00%	November 16, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610262. Member loan 610262 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	udelhoven oilfield services	Debt-to-income ratio:	1.44%
Length of employment:	3 years	Location:	anchorage, AK

Home town:
Current & past employers:	udelhoven oilfield services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > i am putting it towards pay off higher interest on a existing business credit card

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	45
Revolving Credit Balance:	$6,622.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at udelhoven oilfield services?	I am a quality control representative. I make sure that welding procedures are followed and that finished products meet industry standards, codes, and client specifications.

Member Payment Dependent Notes Series 610326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610326	$9,600	$9,600	12.61%	1.00%	November 12, 2010	November 19, 2013	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610326. Member loan 610326 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,950 / month
Current employer:	Massachusetts General Hospital	Debt-to-income ratio:	20.12%
Length of employment:	< 1 year	Location:	Somerville, MA

Home town:
Current & past employers:	Massachusetts General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > I would like to consolidate three very high interest loans. I have a secure permanent position with Massachusetts General Hospital and as you will see from my payment/credit history I always pay off my loans. Thank-you. Borrower added on 11/08/10 > Feel free to ask any questions and thanks for the interest so far.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,102.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Massachusetts General Hospital and where did you work prior to that?	I manage an imaging facility (microscopy) in what used to be the Partners in AIDS Research but which is now the Ragon Insitute of MGH, MIT and Harvard. I was at Children's Hospital Boston prior for four years as an Instructor/Research Associate in Neurobiology and Cardiology. Since I am now in immunology I am planning to start my own research program here at MGH.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	American Express ($2235 @ 27.24%, $100), Paypal ($1151 @ 29.99%, $70), Bank of America ($3543 @ 18%, $110) and Harvard Credit Union for $1500 @ 11.99% ($175) will be the loans I will be consolidating. The fourth one is optional since the Harvard rate is better than LendingClub, so I would then just pay back the difference. Others are Bank of America $16066 @ 13.99% ($430 per month), and Harvard Credit Union $6500 @ 11.99% ($370 per month).

Member Payment Dependent Notes Series 610365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610365	$12,800	$12,800	18.17%	1.00%	November 16, 2010	November 19, 2015	November 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610365. Member loan 610365 was requested on November 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	ICS	Debt-to-income ratio:	9.18%
Length of employment:	8 years	Location:	New York, NY

Home town:
Current & past employers:	ICS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Credit card rates are too high. I've stopped using the cards and am on the road to paying them back down. $7500 @ 30% ($250/mo), $6500 @ 30% ($250/mo), $1500 @ 15% ($50/mo). Total $550/mo paid on time every month. Total balance $15500. This loan will cover a majority of it. I will be paying the remaining $3500 through a house closing next week (I'm also a real estate agent). Thank you for your consideration!

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	14
Revolving Credit Balance:	$17,632.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ICS and what do you do there?	ICS is an International Limousine and Luxury Ground Transportation Company. It is a mid-sized company with approx. 30 employees. I have excellent job security as a senior representative of the sales department with the company for 8 years. This is the website: www.bookalimo.com.
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan. Thanks!	I have done so and I was left a voice message from Lending Club that the loan has been approved and employment and income verified. Thank you.
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrts? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks	2-3 years max or sooner. In addition to having a full time job I also have supplemental income as a real estate agent and when I receive my next big commission check I will apply all or most of it toward my balance. Thanks!
Please contact Lending Club at (support@lendingclub.com) to verify your income, and I will be happy to help fund your loan. Thanks!	Thank you. I have contacted support to verify income last week and I was left a message that employment has been verified.
Can you tell us a little more about ICS. What is the financial health of the company? What type of clientele does ICS cater to? Escort services? Executives? Party limos? Politicians?	ICS is a company in existence for 20 years and has weathered the economic downturn even though many other companies in our industry have gone bankrupt. This year our sales have exceeded expectation.
Please explain the 2 delinquencies shown on your credit report, one as recently as 14 months ago.	I do own an investment property with a tenant. Tenant pays on time every month but there were some repairs that had to be done on the home and I had to utilize some of the tenants rent money and some of my reserves to immediately fix the problem. Everything is ok now and as soon as I get this loan and consolidate my credit card debt, my next step will be to refinance the house because the mortgage is at a high int rate as well. That will also free up more cash for me toward my outstanding debts and reserves. Thank you.

Member Payment Dependent Notes Series 610562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610562	$3,500	$3,500	6.91%	1.00%	November 16, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610562. Member loan 610562 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Grace Performing Arts Academy	Debt-to-income ratio:	24.74%
Length of employment:	< 1 year	Location:	Allston, MA

Home town:
Current & past employers:	Grace Performing Arts Academy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Just completed graduate school, and am trying to aggressively manage my financial situation. I work in residential life, so while the paycheck is not huge, my room and board is provided which equalizes my situation greatly. I also freelance for theatre production services, so I pull in some extra income. I also am seeking to get published in my field of research as I continue my professional development. My monthly expenses revolve mainly around paying my student loan, health insurance and tithing to my local church. The remainder of my expense are quite low, as my proximity to the arts field allows me comp tickets to many events which provides for my "entertainment/cultural" needs. My family is assisting me with my student loans, so I just want to close out my credit cards.

A credit bureau reported the following information about this borrower member on November 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,298.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 610584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610584	$6,250	$6,250	9.99%	1.00%	November 12, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610584. Member loan 610584 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Service Steel and Pipe Inc	Debt-to-income ratio:	22.95%
Length of employment:	3 years	Location:	Dallas, TX

Home town:
Current & past employers:	Service Steel and Pipe Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > The rate on my credit card was increased. This will allow me to pay off faster. Thanks.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,632.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Service Steel and Pipe Inc?	I am an Outside Sales Territory Manager.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	$6,000 at 29.99% is the debt. The majority was for house repairs and updates. The repairs cost more than I expecyed, and then I did not expect the interest rate to increase.

Member Payment Dependent Notes Series 610617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610617	$15,000	$15,000	13.72%	1.00%	November 16, 2010	November 20, 2015	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610617. Member loan 610617 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	SCA Personal Care NA	Debt-to-income ratio:	16.21%
Length of employment:	4 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	SCA Personal Care NA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > This loan is being used for debt consolidation. Borrower has stable employment (5+ years at company with a promotion currently under review). Monthly budget can handle all required payments on the loan.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,184.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the credit card balances and their interest rates that will be paid off with this loan? Thank you.	$8,574.45 at 29.99% $6,963.43 at 19.99% $4,185.23 at 6.99% $5,881,47 at 4.25%
The last 2 cards have rates lower than the loan you have applied for.......please explain your thinking.......TIM	The loan will be used to pay off the balances of the two cards with the higher interest rates. WIth those two balances now combined at the lower rate, the savings on interest can be applied to the current budget which will result in the ability to pay down the two other balances in a shorter period as well. So, by consolidating two of the higher balances I will be able to pay off all existing ones in a more efficient manner.

Member Payment Dependent Notes Series 610644

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610644	$6,250	$6,250	9.99%	1.00%	November 15, 2010	November 20, 2015	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610644. Member loan 610644 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,020 / month
Current employer:	worksquared llc	Debt-to-income ratio:	1.24%
Length of employment:	6 years	Location:	redford, MI

Home town:
Current & past employers:	worksquared llc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,825.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Howdy, your request is for 6,250, but your revolving credit balance is about triple that at 18,825. Can you explain what you are going to pay off (balances, rates) and what makes up the remainder of your revolving credit balance (account balances, rates, and type of debt)?	I wanted to consolidate it all but I was only approved for six thousand. The loan will pay off two credit cards and save me 40.00 dollars a month and more will go towards principle. So its a start

Member Payment Dependent Notes Series 610696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610696	$2,000	$2,000	12.98%	1.00%	November 10, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610696. Member loan 610696 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	STATE FARM INSURANCE FRED O'BRIEN AGENCY	Debt-to-income ratio:	12.21%
Length of employment:	3 years	Location:	BRISTOL, CT

Home town:
Current & past employers:	STATE FARM INSURANCE FRED O'BRIEN AGENCY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$169.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 610713

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610713	$4,000	$4,000	10.36%	1.00%	November 10, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610713. Member loan 610713 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Goodwill Gulfstream Industries	Debt-to-income ratio:	19.54%
Length of employment:	< 1 year	Location:	North Palm Beach, FL

Home town:
Current & past employers:	Goodwill Gulfstream Industries
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,061.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Goodwill Gulfstream Industries?	I am a supervisor in the retail operations of a non profit organization collecting donations from the public and reselling them to help members of the community in need.

Member Payment Dependent Notes Series 610752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610752	$15,000	$15,000	15.95%	1.00%	November 15, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610752. Member loan 610752 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	DHA Sacramento County	Debt-to-income ratio:	9.13%
Length of employment:	7 years	Location:	Citrus Heights, CA

Home town:
Current & past employers:	DHA Sacramento County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > I would like a loan where I can consolidate my debt and pay it off quickly. Thank you. Borrower added on 11/06/10 > I would like to consolidate my debt and pay it off monthly. Borrower added on 11/06/10 > I would like paid off my credit cards faster.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,440.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Account Central HSBC $ 1.079 /APR 19.99% Citi Cr $ 6.630.61 / APR 29.990% BA America Visa $ 4,952.25 /APR 16.24% BA America Exp $ 973.81 / APR 20.24% Homedepo (1) $ 797.82 /APR 26.99% Homedepo (2) $ 804.81 /APR 26/99% I would like to paid off in once.Thanks
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	.I work for current employer almost 8 years.DHA Sacramento County ( Walfer Dep) Performs supportive services at intake to assist professional and technical staff in obtaining necessary information,improving communications with clients,providing appropriate information and assisting in the completion of required documents and much more. Second Job IHSS Sacramento County ,almost 10 years,current. Vist homebound clients outside the office to gather information necessary to provide needed benefits and services and validate continuing eligibility for services in the Senior Program.
You initially selected 3-years term for loan repayment. In YEARS, How long do you realistically anticipate servicing (kkeping active) this loan before it is paid-in-full? i,.e., 3-yrs? 2 to 3 yrs? 1 to 2-yrs? etc. Thanks for expected answer. Lender 505570 USMC-RETIRED.	From 2-3 yrs.Thanks
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Car Insh $ 122, Home $ 1,300,Electr $ 120,Gas $65,Direct TV $ 93, Intern+home pn $ 92,Cell ph $ 141, Food $ 650,Tutor for my son $ 300,Sport $ 100,Gas for my car $ 150, Car/ paid off.
2.Are you the sole wage earner? Thanks.	Yes,my mother stay with me,but she is on SSI,her income $ 825

Member Payment Dependent Notes Series 610763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610763	$5,700	$5,700	14.46%	1.00%	November 12, 2010	November 20, 2015	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610763. Member loan 610763 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,473 / month
Current employer:	Chesterfield County Virginia	Debt-to-income ratio:	1.38%
Length of employment:	7 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	Chesterfield County Virginia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,298.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Chesterfield County Virginia?	Tax Compliance Auditor

Member Payment Dependent Notes Series 610775

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610775	$3,600	$3,600	6.17%	1.00%	November 15, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610775. Member loan 610775 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Ohio Auditor Of State	Debt-to-income ratio:	13.86%
Length of employment:	< 1 year	Location:	Lancaster, OH

Home town:
Current & past employers:	Ohio Auditor Of State
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,145.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Ohio Auditor Of State and where did you work prior to that?	I am a field auditor for Ohio AOS, working on financial audits for municipalities, school districts, etc. Prior to that, I was in school, but I had been a full-time intern in internal audit at the J.M. Smucker Co. as well as Speedway Superamerica in field audit. I also dabbled in some IT and accounting systems work for a smaller competitor to PPG in the paint and powercoating industry. Needless to say I have been auditing for quite some time already. I am also currently working on my CPA certification, part of these monies will go back into funding my review costs. If you have any other questions, let me know, I appreciate it. Thanks!

Member Payment Dependent Notes Series 610807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610807	$7,000	$7,000	9.25%	1.00%	November 12, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610807. Member loan 610807 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	ReNEW Schools	Debt-to-income ratio:	9.56%
Length of employment:	1 year	Location:	New Orleans, LA

Home town:
Current & past employers:	ReNEW Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > This money will be used to purchase my first home in New Orleans. I recently obatined my MBA from Tulane University and am now working in Charter school education in New Orleans as Chief Operating Officer of a Charter Management Organization.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,896.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the house above or below sea level?	This house is above sea level

Member Payment Dependent Notes Series 610810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610810	$10,000	$10,000	13.35%	1.00%	November 12, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610810. Member loan 610810 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Arapahoe County Sheriff's office	Debt-to-income ratio:	20.18%
Length of employment:	3 years	Location:	PARKER, CO

Home town:
Current & past employers:	Arapahoe County Sheriff's office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > I am using the loan to pay off all my debt. My credit cards have already been shredded, and my monthly payments are always on time.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,681.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Arapahoe County Sheriff's office?	I'm a detentions technician
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	I have been trying to pay off this one credit card for 9 years, and nothing is helping. I need a loan just to completely pay it off. The card has already been shredded.
What is your job for the ACSO? What is the balance of your mortgage, 2nds, and HELOC's on your house? What is the current market value of your house? What debt are you paying off with this loan? List amount, interest rate, and what you are currently paying. Also indicate which debts you will be paying off. What are your monthly expenses? Please itemize. How long in years do you plan on taking to pay off this loan? Your RBC is $7.7 K you are asking for $10 K. What are you going to do with the extra money? Last but not least make sure you submit your all your paper work to get your loan review status "Approved" and your income "Verified" your chances of getting your loan filled will increase dramatically if you do.	I live with my boyfriend, it is his house and I pay nothing on it. I will be paying off my credit cards. They have already been shredded. My credit card dept is $9, 875 so I dont know what you are saying is 7.7K.

Member Payment Dependent Notes Series 610859

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610859	$1,600	$1,600	16.69%	1.00%	November 10, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610859. Member loan 610859 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	Long Beach Unified School District	Debt-to-income ratio:	19.90%
Length of employment:	3 years	Location:	Long Beach, CA

Home town:
Current & past employers:	Long Beach Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,330.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Long Beach Unified School District?	I work as an Intensive Behavioral Treatment Aide with autistic children for the school district.

Member Payment Dependent Notes Series 610871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610871	$10,000	$10,000	12.61%	1.00%	November 15, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610871. Member loan 610871 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	B&G Produce	Debt-to-income ratio:	18.64%
Length of employment:	7 years	Location:	williston, FL

Home town:
Current & past employers:	B&G Produce
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,536.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at B&G Produce?	Type your answer here. I drive tractor

Member Payment Dependent Notes Series 610881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610881	$7,200	$7,200	9.99%	1.00%	November 12, 2010	November 20, 2013	November 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610881. Member loan 610881 was requested on November 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	citigroup	Debt-to-income ratio:	18.77%
Length of employment:	< 1 year	Location:	alameda, CA

Home town:
Current & past employers:	citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/06/10 > Hi, I want to first thank you for looking at my loan request. This loan is focused on paying down credit card debts accrued during school (recently graduated 06/2010). I am recently employed as a Personal Banker with a nation-wide bank. Our region's staff typically averages about 5-10 years of tenure and I intend to stay with the company for at least that amount of time. My current credit situation has it's upsides and downsides. Downside being a high utilization percentage but upside being never a record of missed or late payment. I am on a rigorous payment schedule that should pay down my overall debt (about 35,000) over 3 years and this loan will be a significant part of the plan. I hope you will find this information useful. Please let me know if you have any further questions. Cheers! ------------------- Payoff CC #1: $2,000 @ 22.99% Payoff CC #2: $2,000 @ 20.24% Paydown CC#3: $2,812 @ 16.99% Income: $42,000 annual Bonus and overtime: $6,000 annual Housing/Rent: $0 monthly (live with parents) Debt servicing: $850 monthly Debt to income: 21.25% Checking/savings: $5,000 Investments: $14,000

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,093.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	I have made calls to each creditor in an attempt to lower the rate. I am currently waiting to hear back from a credit manager on the CC #3 to re-price the APR on the remaining balance. Since I own my car, I am currently applying with a qualified co-signer to do a 2.99% APR 10k cash out loan with 100% of the advance going towards paying down balances at a significantly reduced rate. Lifestyle-wise, I am cutting corners in a lot of areas. To name off a few: brown bag lunches at work, doing my own car maintenance, limiting "going out" dinner nights with the Mrs. to 1 night a week.
What are your total monthly expenses? Why do you list your DTI as 21.25% vs the 18.77% Lending Club shows on your loan profile? Never count on nor budget on bonuses, they are just possible means of adding to savings! You are lucky you don't have to pay expenses to your folks, they must be making more than you. If not, maybe you should consider tossing a couple bones their way ;)	My provided DTI is higher than the Lending Club figure because I rounded the payments up when building my spreadsheet. We're on the same page about the bonuses factoring into budgets and I did not include it in my budget or calculations. If I do receive bonuses, a minimum of 20% will be applied towards the debts. Also, I will be on the hook for a great Christmas present idea for parental unit this holiday season for letting me make myself at home.
Just curious.. are you using any of the fantastic free financial management tools online such as mint.com ?	Yes, I use a combination of Mint.com and Yodlee.com to track my finaces. And they are fantastic indeed.

Member Payment Dependent Notes Series 611041

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611041	$10,000	$10,000	12.98%	1.00%	November 16, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611041. Member loan 611041 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	United States Army	Debt-to-income ratio:	0.88%
Length of employment:	5 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I actually have around $11500 in debt, Its not up to date yet. 25k will help with my dept and also help my mother with her home. She needs 12K by the end of November to save her home. I was only able to pay 10K of what I have saved from my duty. I can get 25K in less than 5 months but my mother does not have the time. So I was searching around looking for a lender to help. I earn 5K and also working on my home. I'm doing fine on my morgage, I just don't want to see my mother lose her home. I am currently on leave from Afghanistan and came home to my mother who needed help. 25K will really help and I never make late payments. Thank You! Borrower added on 11/10/10 > I want to thank everyone for investing on this loan, I now need a total of 10K, I have recieved founds from family! Thank you all again!

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$343.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 - rank? 2 - ETS? 3 - You're showing only $343.00 on revolving debt. WHAT do you need $25K for? Thank you for 3 answers and your service to our country.	I actually have around $11500 in dept, Its not up to date yet. 25k will help with my dept and also help my mother with her home. She needs 12K by the end of November to save her home. I was only able to pay 10K of what I have saved from my duty. I can get 25K in less than 5 months but my mother does not have the time. So I was searching around looking for a lender to help. I earn 5K and also working on my home. I'm doing fine on my morgage, I just don't want to see my mother lose her home. I am currently on leave from Afghanistan and came home to my mother who needed help. 25K will really help and I never make late payments. Thank You!
What do you do for Army? You say you have a home mortgage but the application says you own outright. Please clarify. Can your mom continue her home payments after you help her out? Does she still work? Thanks for answering.	i'm sorry I was typing and noticed that as well, I spelled debt dept, I was not paying attention at the time!
I will participate in your new loan amount of 10K. For future reference, the word is DEBT. Good luck with everything you're doing.	Yeah, I noticed that as well, I was not paying attention when I typed debt! I could not fix it.

Member Payment Dependent Notes Series 611045

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611045	$3,000	$3,000	10.36%	1.00%	November 12, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611045. Member loan 611045 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	20.78%
Length of employment:	10+ years	Location:	parma hts, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > remodel kitchen

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,225.00	Public Records On File:	1
Revolving Line Utilization:	83.60%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 611070

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611070	$4,200	$4,200	5.42%	1.00%	November 12, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611070. Member loan 611070 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	King County Library System	Debt-to-income ratio:	13.49%
Length of employment:	3 years	Location:	Seattle, WA

Home town:
Current & past employers:	King County Library System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I plan to pay off all of my credit card debt using this loan, which provides a much lower interest rate than both of my credit cards do. This will save me money in the long term. I have excellent credit, always pay my bills on time. I just want to rid myself of debt once and for all.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,079.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the debts (credit card etc.) you want to pay off and their corresponding interest rates.	Visa 9.9% and Discover Loan 12.99%

Member Payment Dependent Notes Series 611139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611139	$7,000	$7,000	9.62%	1.00%	November 12, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611139. Member loan 611139 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,625 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	22.48%
Length of employment:	10+ years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,541.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	$5500.00 @ 20.24% $1500.00 @ 15.24% This debt was originally accrued due to unforeseen medical expenses, primarily for a pet (resolved), and some personal. I do not plan on accruing any new credit card debt for the following reasons: - banking industry dividend income will be increased back to (or much closer to) pre-TARP dividend income. I have significant 401K dollars invested in my employer's stock at Wells Fargo, who is a strong performer in the banking industry. - cash reserves have been built back up - FSA pre-tax spending account for 2011 is more in line with medical expenses - other miscellaneous budget items have been addressed and cleaned up
Do you have a home equity loan/line? If so, for how much, and how much have you used?	$78,000.00 HE Line - Balance $78,000.00. Payments are interest only @ 3.99% so I am leaving it as is while I get rid of the unsecured debt.

Member Payment Dependent Notes Series 611190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611190	$8,000	$8,000	9.99%	1.00%	November 15, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611190. Member loan 611190 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Iona, Inc. Fashion Jewelry	Debt-to-income ratio:	6.56%
Length of employment:	6 years	Location:	Cranston, RI

Home town:
Current & past employers:	Iona, Inc. Fashion Jewelry
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > the funds will be used to pay some taxes owed. I have a stable job that have been working for 6yrs but need to pay the full amount in taxes owed asap (no monthly payments were allowed). The loan will be paid on time every month, no late payments.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,479.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I understand your desire to pay off your existing debt into a structured monthly payment, but has anything occurred to avoid accruing new debt?	The reason this debt occurred with the owed taxes was due to an error by the accountant. A new accountant will now be in charged of the transactions and making sure all the necessary taxes are paid completely and on time.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Absolutely! Thank you and everyone else very much for investing and I guarantee payments will be on time and the loan will be paid in full; will not disappoint.

Member Payment Dependent Notes Series 611203

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611203	$2,500	$2,500	8.88%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611203. Member loan 611203 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	M&K II	Debt-to-income ratio:	6.23%
Length of employment:	< 1 year	Location:	Macomb, MI

Home town:
Current & past employers:	M&K II
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I thought this truck was a great value with only 29,000 miles. These trucks get excellent fuel mileage and can haul a very heavy load. Thanks, Phil

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,443.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 611278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611278	$10,000	$10,000	14.09%	1.00%	November 12, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611278. Member loan 611278 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	MedQuist	Debt-to-income ratio:	15.28%
Length of employment:	1 year	Location:	Duluth, GA

Home town:
Current & past employers:	MedQuist
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	30
Revolving Credit Balance:	$126,439.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us what makes up the $126.5K in revolving debt?	A large chunk, 95k, of the revolving debt is a second mortgage that was initially taken as a credit line and later converted to fixed payments. The remainder is misc credit card debt.
Please describe your position at MedQuist......TIM	At MedQuist I am responsible for both the tactical and strategic direction of the virtualization components of our information technology infrastructure.

Member Payment Dependent Notes Series 611317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611317	$2,500	$2,500	12.98%	1.00%	November 16, 2010	November 21, 2015	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611317. Member loan 611317 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.10%
Length of employment:	10+ years	Location:	los angeles, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$554.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Whom are you employed by? Thanks.	Type your answer here. Los Angeles County Childrens Services

Member Payment Dependent Notes Series 611331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611331	$7,000	$7,000	13.35%	1.00%	November 15, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611331. Member loan 611331 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,462 / month
Current employer:	fedex express	Debt-to-income ratio:	19.44%
Length of employment:	3 years	Location:	mobile, AL

Home town:
Current & past employers:	fedex express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I have outstanding credit card debt and also paying off my previous lending club loan. I have made 6 payments all over the minimum amount due each month for the duration of my first loan (6months). I have been with my current job for 3 years and have got a second raise this past year. I also own a custom embroidery company that I started about 6 weeks ago where I supply the uniforms and other apparel for my co-workers. I am a good borrower because I am responsible and usually budget more than the minimum amount set on paying each bill.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	54
Revolving Credit Balance:	$2,388.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why and when did you get the first LC loan? Why are you trying to pay it off with another LC loan?	Refinancing to getting a better interest rate. I did the first loan in march. I used the initial loan to clean up my credit.
Please provide, for EACH debt you plan to pay off with this ~16% LC loan, the AMOUNT and the APR for that particular loan. Please do not respond with, e.g., "various loans ranging from 10% to 30%," or with other kinds of answers which fail to convey whether you will use this loan to ONLY pay off HIGHER interest loans. That's what I am trying to find out. Also, if you plan to use this loan to pay ANY lower-interest loan, please provide a mathematically intelligent reason for this plan (i.e., something other than "I think having one monthly payment is more important than saving hundreds of dollars annually in interest"). Please understand that I ask in this way ONLY because of the unbelievable numbers of LC borrowers who are too lazy to pay more than one bill a month, and would rather pay hundreds of dollars of interst unnecessarily. Thanks!	Lending club $2079, interest is 19% Capital one $2500, interest is 16.99% gemoney $1650, interest is 18% mastercard $800, interest is 14.99% I plan of paying off the 3 higher loans first in full, currently I am paying $298 monthly in credit debt, which I can reduce it to $160 with this new loan from lending club

Member Payment Dependent Notes Series 611369

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611369	$3,000	$3,000	5.79%	1.00%	November 12, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611369. Member loan 611369 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,240 / month
Current employer:	Other	Debt-to-income ratio:	17.41%
Length of employment:	1 year	Location:	san francisco, CA

Home town:
Current & past employers:	Other
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/07/10 > for my budget deficit this month.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,171.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you give us the name of the company you work for?	California Bank and Trust

Member Payment Dependent Notes Series 611374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611374	$12,000	$12,000	12.23%	1.00%	November 12, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611374. Member loan 611374 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	CodeXInc	Debt-to-income ratio:	10.94%
Length of employment:	3 years	Location:	Glen Allen, VA

Home town:
Current & past employers:	CodeXInc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,938.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is this loan for? You have Sree Loan listed, but I do not find this very descriptive. Separately, you have a very high utilization rate. Would you please explain why you are using such a high percentage of your available credit when you have a very high gross income.	I have few credit cards with very high APR, i am paying more from past few years and it feels i am not going anywhere with such a high APR. Hence i thought i would consolidate them with any lower APR loan and stick to one loan and also Lending Club APR is like less than half of the present APR. Hope you get the answer, Thanks.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I have a Citi Card with 7000$ and it's 29.99% APR, so i am almost paying 300$ every month for that one card. I have a Discover and AmEx but they are not so burden but, citi card is too much to handle and i have little debt carried over from my graduation fees. My plan is to close all the credit cards and dont use them atleast for few years.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I know, I would contribute too someday. It's matter of lowering APR's and finding better ways to manage money. I had no control over credit cards before but i knew now. So, It's all learning process and trying to make things in right way. Thanks Again.

Member Payment Dependent Notes Series 611375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611375	$3,600	$3,600	6.91%	1.00%	November 16, 2010	November 21, 2013	November 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611375. Member loan 611375 was requested on November 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	n/a	Debt-to-income ratio:	23.67%
Length of employment:	5 years	Location:	King, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,793.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611386	$4,000	$4,000	13.35%	1.00%	November 10, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611386. Member loan 611386 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	KU Technologies	Debt-to-income ratio:	12.71%
Length of employment:	3 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	KU Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Funds will be used to catch up a few bills, and to help get some new furniture I could use for the house. I have been working at same place for 3 years, and will probably be there another 3. I have good credit, and plan to keep it that way.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$958.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at KU Technologies?	I am a performance test engineer. Means I test the systems to determine if there is enough hardware, or if the applications have any flaws exposed when a lot of users are on the system etc. I am moving to a regular application development position in a month or so, and will then be working on .NET applications.

Member Payment Dependent Notes Series 611449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611449	$3,850	$3,850	13.35%	1.00%	November 12, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611449. Member loan 611449 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	10.24%
Length of employment:	5 years	Location:	Townsend, DE

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > I have been a stay-at-home mom for 10 years and looks like I will be for a few more years. You can imagine the financial ingenuity it took to make that happen! I have a home-based bookeepping business I need to expand as my small business clients are struggling. I need software for different kinds of businesses, for tax preparation, another service I am qualified to offer, and for a little advertising. Also, I have 6 dead or dying trees in my backyard that need to be professionally removed since most endanger the detached garage we are having built (fully paid for). The remainder will pay off a suddenly high interest credit card. This loan will enable me to keep up with the kids' needs (clothes, etc.), Christmas and allow the construction to move forward before winter sets in without severely altering our budget. We are on-time payers when we take out a loan and not extreme credit card users, living a within-our-means lifestyle. My husband is fully employed and has a side business as well. Thanks for looking and helping!!

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	9
Revolving Credit Balance:	$12,955.00	Public Records On File:	1
Revolving Line Utilization:	65.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 611461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611461	$7,000	$7,000	13.35%	1.00%	November 12, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611461. Member loan 611461 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Spacelabs Healthcare	Debt-to-income ratio:	4.80%
Length of employment:	4 years	Location:	renton, WA

Home town:
Current & past employers:	Spacelabs Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > To buy ticket and vacation.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,135.00	Public Records On File:	1
Revolving Line Utilization:	90.20%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611537

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611537	$13,000	$13,000	14.46%	1.00%	November 16, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611537. Member loan 611537 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Pittsburgh Municipal Courts	Debt-to-income ratio:	10.96%
Length of employment:	< 1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Pittsburgh Municipal Courts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Recently graduated college student who is trying to get a handle on his finances now that I've landed a full-time job. I'm trying to consolidate six cards to one monthly payment. Hopefully I'll be able to have some success here. Borrower added on 11/08/10 > I should also add that I did try to apply for a secured loan (using my 2007 Jeep that I own free and clear) as collateral through my local bank and was denied. I came across LendingClub and am intrigued by the concept. If you have any questions regarding my creditworthiness or specific questions related to my loan, please feel free to post them and I will return any inquiries right away. Thank you for looking! Borrower added on 11/08/10 > As I've been browsing around this site, I see other borrowers are being asked for this info, so I'll provide it. My break down of credit cards is as follows: Citi Forward Visa: $2,760.75 @ 11.74% Citi Platinum Visa: $6,061.60 @ 16.99% Discover: $1,304.60 @ 17.24% Capital One: $1,653.02 @ 24.90% PNC Visa: $992.07 @ 0.99% Best Buy: $649.08 @ 0% Total (as of 11/9/10): $13,421.12 If I'm able to receive all the funding or close enough to the full amount, I will pay off all of my cards with higher balances and APRs, and just make the payments on the Best Buy card because that is at a 0% APR for 16 more months. Thanks for taking the time to look at my loan! Again, if there are any questions, please feel free to ask!

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	51
Revolving Credit Balance:	$12,809.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pittsburgh Municipal Courts?	I am a Magistrate Clerk in the Arraignment Court office. We arraign defendants, process on-view arrests for Pittsburgh city and Allegheny County police officers, summons cases, and PFA (Protection from Abuse) orders in our office.
You initially selected 3-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 3-yrs? 2 to 3-yrs? etc. Thanks.	I anticipate paying this loan off in 3 years, possibly a little bit earlier if I am able to do so.
Would you please explain the delinquency from 51 months ago on your credit report? Thanks.	I believe that was a department store charge that I thought I had paid off and it ended up having a balance of less than $20.00.

Member Payment Dependent Notes Series 611541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611541	$5,000	$5,000	12.61%	1.00%	November 12, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611541. Member loan 611541 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Department of Defense	Debt-to-income ratio:	16.60%
Length of employment:	10+ years	Location:	Portsmouth, RI

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	43	Months Since Last Delinquency:	6
Revolving Credit Balance:	$38,595.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Can you please address 3 delinquencies that show up on your credit report in the last 2 years? Thanks and good luck!	Unexpected divorce and loss of 2nd income. Times got real tough, real quick.

Member Payment Dependent Notes Series 611615

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611615	$3,600	$3,600	15.57%	1.00%	November 15, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611615. Member loan 611615 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,850 / month
Current employer:	Swire Coca-Cola	Debt-to-income ratio:	21.46%
Length of employment:	1 year	Location:	Pasco, WA

Home town:
Current & past employers:	Swire Coca-Cola
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > well hello well for starters my job is very stable ive been there almost 2 years, pretty happy. this loan is mainly for 3 credit cards that i owe that i wanna pay off. I am also a guitar player I want to use the remaining of the loan to purchase a new guitar that i have been wanting for 3years. well another thing that helps me is that i am single man and i live with my parents so they don't charge me rent only food supplies thats it!! i am a month ahead on my car payment and all my bills are always payed on time no collectors at all///!!! or bankrupt. i like paying my bills i respect that a lot i guess. thanks a lot ... Borrower added on 11/11/10 > Also if the loan is lender to me I will try to pay it as soon as possible that is my goal. I hate to have bad credit that's why I kept paying my bills even though I owe a decent amount I never miss a payment .and if this loan passes like I said I'm paying of 3 credit cards cutting them up!!! So my focus will be paying this loan off as soon as possible !!!!

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,612.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611657	$6,425	$6,425	13.72%	1.00%	November 12, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611657. Member loan 611657 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Zenimax Online	Debt-to-income ratio:	21.17%
Length of employment:	< 1 year	Location:	Sparks, MD

Home town:
Current & past employers:	Zenimax Online
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Currently have a credit card with an APR of %24.47 that had to be used to return to cover relocation expenses back to America after living in Ireland. Simply looking to reduce the amount of money I pay to the bank.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	22
Revolving Credit Balance:	$8,311.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Zenimax Online and where did you work prior to that?	I am the Operations Manager for North America and I worked for Blizzard Entertainment prior to that as a Team Manager.

Member Payment Dependent Notes Series 611663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611663	$7,000	$7,000	5.42%	1.00%	November 16, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611663. Member loan 611663 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	Logan County Schools	Debt-to-income ratio:	13.50%
Length of employment:	7 years	Location:	Russellville, KY

Home town:
Current & past employers:	Logan County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > Thank you for considering my loan...I would like to tell you that I have a very stable job, and I always make my payments on time. My credit is excellent, I am using this loan to consolidate my credit cards. I want to be completely debt-free when this loan is up an will probably become an investor myself when it's all said and done.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,853.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I have lived at my home for 12 years (my husband 10 years longer). Our home is fully paid for. My only monthly payments are my personal credit cards, which all totaled equal the amount of the loan I'm requesting. My husband takes care of all other living expenses. I'm just tired of juggling payments and higher interest rates...I want one payment per month and once this loan is paid in full, I will be completely debt free. Thank you for your questions.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Thank you for your questions... I am consolodating all my credit cards which include Discover, Best Buy, Chase, and Kohls. The total of all of these equals roughly $6900. I am asking to borrow $7,000 and the monthly payment quoted to me is about half of what I've been paying out every month. I want to pay off these cards and cut them up and be debt free. I have no other monthly expenses.

Member Payment Dependent Notes Series 611774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611774	$8,000	$8,000	12.61%	1.00%	November 15, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611774. Member loan 611774 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Western Communications, Inc.	Debt-to-income ratio:	19.71%
Length of employment:	4 years	Location:	Bend, OR

Home town:
Current & past employers:	Western Communications, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > We are planning on purchasing a home in the next year. This loan is to refinance and consolidate revolving credit card debt into an installment loan so as to reduce my revolving credit utilization more rapidly than is currently possible and thus enable us to qualify for a better mortgage. Current Debt Balances & interest rates to be included in this loan: ~$3500 with Discover at 17.99% ~$3600 with American Express Blue at @ 15.99% ~$950 with a credit union Visa @ 14.99% • We have been steadily bringing the balances down over the past year from a high of $9500 total and the cards have been on ice (literally) for the past 6 months. • Our monthly spending and expenses have been cut from about 108% of average monthly income to about 87% of average monthly income by moving to pre-paid cell phone service (which cut that bill in half), canceling cable television service and subscribing to a minimal Netflix plan, canceling our landline, retiring one of my wife's smaller student loans with 2009 tax return money and more carefully planning our meals to minimize our food budget. • Utilizing our 2009 tax return and monthly savings we have established a rainy day/emergency fund of approximately $2500, which we have been blessed to not have to tap. Current Employment: Classified Advertising Sales Representative for a small (~32,000 Circulation) daily newspaper in the Pacific Northwest. I've been there for 4 years. Our paper has weathered the recession well, as we have succeeded in holding our subscription base steady and we have avoided layoffs thanks to company wide pay cuts and furlough days. Current Income: $33,000 annually. Monthly income varies due to the fact that about 40-50% of my income is commission/bonus based and varies approximately +/- 15% from month to month. We budget according to the average and carry additional income from good months to cover poorer months. Current Monthly Expenses: Rent: $1070 Utilities (Heat, Electric, Water, Sewer) : $215 Internet: $65 Misc. Entertainment: $12 Food: $250 Auto Insurance: $90 Auto Loan Payment (29 payments remaining): $121 Student Loans: $244 - We are applying for the new income based repayment plan which should reduce this amount substantially. Current Credit card payments: $180 - minimum, we’ve been making payments of $200-$300 as additional commission income allows. Wife’s Health Insurance (individual plan): $194 I am currently planning on using large portions of my 2010 and 2011 tax returns to pay this down and will likely pay this off in a 20 to 30 month time frame depending on how the home buying goes. Your investment is much appreciated.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	23
Revolving Credit Balance:	$8,248.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, This is not a question just a comment. Very informative and well thought out description! I've been to Bend, what a beautiful place. I have invested in your loan.	It is beautiful place. We are blessed to be able to live here. Thank you again for your investment.

Member Payment Dependent Notes Series 611783

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611783	$3,500	$3,500	15.95%	1.00%	November 12, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611783. Member loan 611783 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Kelly Tractor	Debt-to-income ratio:	15.03%
Length of employment:	5 years	Location:	Miami, FL

Home town:
Current & past employers:	Kelly Tractor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	14
Revolving Credit Balance:	$1,266.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611841	$2,075	$2,075	12.98%	1.00%	November 10, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611841. Member loan 611841 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,958 / month
Current employer:	CBS Outdoor	Debt-to-income ratio:	0.76%
Length of employment:	3 years	Location:	Saint Peters, MO

Home town:
Current & past employers:	CBS Outdoor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/05/10 > Replacing HVAC system in my condo. Wanted to fit into this year to take advantage of expiring tax credits. Will most likely pay off loan within a year. Borrower added on 11/07/10 > One other note... my HVAC is all original, has never had any type of maintenence and I have already spent $500 this calender year just to keep it running. In the past few days my blower motor broke which I received 2 bids from different companies that range around $1,000. All things considered, I couldn't think of a better time to replace my HVAC system. Borrower added on 11/08/10 > Loan has been relisted because loan amount has been reduced from $5,000 to $2,000. I spoke with another HVAC company this morning and they have advised me they can upgrade my current system for $2,000. Although now I will not be able to take advantage of current tax credits, the savings far outweigh the potential rebates.

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$963.00	Public Records On File:	1
Revolving Line Utilization:	21.40%	Months Since Last Record:	46
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the PUBLIC RECORD for?	The public record was a judgement against me by an Insurance Company stemming from a car accident. All debt has since been satisfied.

Member Payment Dependent Notes Series 611844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611844	$3,000	$3,000	9.99%	1.00%	November 12, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611844. Member loan 611844 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,742 / month
Current employer:	Texas Department of Criminal Justice	Debt-to-income ratio:	19.88%
Length of employment:	2 years	Location:	Lubbock, TX

Home town:
Current & past employers:	Texas Department of Criminal Justice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Me and my wife have been seeing a midwife, and this loan will go to paying for all the fees.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,514.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please provide a detailed description of what you would like to use these loan proceeds for? Are you planning on hiring a midwife?	Yes, me and my wife have already been seeing a midwife, and this loan will go toward paying the fees.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you and don't worry, I always pay my bills, and havn't been late on anything in over 4 years.

Member Payment Dependent Notes Series 611851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611851	$3,000	$3,000	14.46%	1.00%	November 16, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611851. Member loan 611851 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,400 / month
Current employer:	Turner Construction Company	Debt-to-income ratio:	11.16%
Length of employment:	2 years	Location:	LAWNSIDE, NJ

Home town:
Current & past employers:	Turner Construction Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I plan to use the funds to assist in my down payment towards a house. I was informed that the money I was told to bring to the table is not enough. I believe that I am a good borrower, because I do not like having debts. I plan to pay the funds back as soon as possible. My month budget will consist of paying my mortgage, student loans, and utility bills that I currently have. My position is in good standing. I am currently working on a 3 year project and is scheduled to work on another when this project is complete in March.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	26	Months Since Last Delinquency:	6
Revolving Credit Balance:	$846.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Turner Construction Company and where did you work prior to that?	I am currently an Assistant Project Engineer with Turner. Prior to comimg to Turner, I had internships with 3 different companies; Jenkins Construction, MIG Nevada, and PennDot. I was in school during these internships.
How do you expect someone to loan you money without any info about your request? If you only had time to enter "Assistance with Down payment", how can you expect someone to loan money based on that?	This is my first time doing applying with LendingClub. I have not been receiving emails. Today I contact customer service and change my email address from hotmail, which was not accepting any emails from LendingClub. I am a first time home buyer. I was just informed that I will need additional money to put down towards my down payment that was unexpected. This is why I am requesting assistance.

Member Payment Dependent Notes Series 611862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611862	$2,000	$2,000	13.35%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611862. Member loan 611862 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$750 / month
Current employer:	UT Dallas	Debt-to-income ratio:	15.60%
Length of employment:	4 years	Location:	Lewisville, TX

Home town:
Current & past employers:	UT Dallas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,122.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 611872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611872	$1,500	$1,500	6.17%	1.00%	November 15, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611872. Member loan 611872 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$158,333 / month
Current employer:	Montgomery ISD	Debt-to-income ratio:	0.57%
Length of employment:	5 years	Location:	Montgomery, TX

Home town:
Current & past employers:	Montgomery ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/08/10 > Refinancing Credit Card debt for lower interest rate. Borrower added on 11/08/10 > Refinancing Credit Card debt for lower interest rate.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,396.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Montgomery ISD?	Type your answer here. Superintendent
What is your monthly gross income?	Type your answer here.$15,800

Member Payment Dependent Notes Series 611873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611873	$3,800	$3,800	9.99%	1.00%	November 15, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611873. Member loan 611873 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	B N S F Railroad	Debt-to-income ratio:	24.02%
Length of employment:	10+ years	Location:	raton, NM

Home town:
Current & past employers:	B N S F Railroad
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	33
Revolving Credit Balance:	$17,427.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with B N S F Railroad?	machine operator/truck driver

Member Payment Dependent Notes Series 611875

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611875	$12,250	$12,250	12.98%	1.00%	November 16, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611875. Member loan 611875 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	kwik kopy	Debt-to-income ratio:	24.39%
Length of employment:	6 years	Location:	manhattan, IL

Home town:
Current & past employers:	kwik kopy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,867.00	Public Records On File:	1
Revolving Line Utilization:	81.40%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at kwik kopy?	Type your answer here.i am a pressman.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Type your answer here.14,000 at 22.99% no longer have loan in addition to credit debit.

Member Payment Dependent Notes Series 611934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611934	$5,000	$5,000	10.36%	1.00%	November 12, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611934. Member loan 611934 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,501 / month
Current employer:	San Francisco Newspaper Company	Debt-to-income ratio:	4.08%
Length of employment:	3 years	Location:	Scotts Valley, CA

Home town:
Current & past employers:	San Francisco Newspaper Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I am seeking my first personal loan because my APRs and finance charges on credit card debt make my payments higher than what I could be charged through Lending Club. I am a good borrower because I make all my monthly payments on time and always exceed the minimum required. I want to cut down on my monthly costs to save up for my first home and contribute more to my existing retirement investments. I have a very steady job in media at a strong and prosperous company. I have worked in the industry for 7 years. My monthly budget, after rent and phone/utility bills, is about $1,800. Thank you for helping me achieve these goals.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,408.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at San Francisco Newspaper Company?	I edit copy from reporters to ensure that it makes sense and all the facts are correct. I also write headlines frequently and design news pages from time to time. And, of course, I make wisecracks in the newsroom nightly.
Hey good for you. A borrower with a sense of humor.	Ha! Thanks. Can never pass up a good laugh.

Member Payment Dependent Notes Series 611963

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611963	$5,000	$5,000	5.42%	1.00%	November 15, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611963. Member loan 611963 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	CPSI	Debt-to-income ratio:	6.26%
Length of employment:	8 years	Location:	Mobile, AL

Home town:
Current & past employers:	CPSI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,417.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CPSI and what do you do there?	CPSI is a healthcare information systems provider. I work in the support dept.
Are you purchasing a new or used cycle?	Used vehicle.

Member Payment Dependent Notes Series 611990

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611990	$2,500	$2,500	12.61%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611990. Member loan 611990 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,360 / month
Current employer:	wipfli llp	Debt-to-income ratio:	15.09%
Length of employment:	8 years	Location:	MINNEAPOLIS, MN

Home town:
Current & past employers:	wipfli llp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,048.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 612014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612014	$10,000	$10,000	10.36%	1.00%	November 15, 2010	November 22, 2013	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612014. Member loan 612014 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Fusco	Debt-to-income ratio:	7.60%
Length of employment:	2 years	Location:	New Haven, CT

Home town:
Current & past employers:	Fusco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,232.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fusco and where did you work prior to that?	I am a Project Engineer. I currently co-manage the construction of a 30 million dollar training facility for the state of Connecticut; which includes the handling of payments, permitting, and client relationships. I have been working for Fusco since graduation.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Absolutely- I have a VISA card with 3000 at 24% apr aMastercard with 3000 at 15% apr and another VISA at 0% apr for six months. Most of the debt was incurred when I moved out on my own and and had to purchase items such as a bed and computer. The 1000 at 0% apr represents revolving car repairs I have made over the last year or so. My car's health is a priority as it is necessary for my job.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I greatly appreciate your generosity. You can absolutely anticipate a timely and full redemption on your loan.

Member Payment Dependent Notes Series 612027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612027	$13,200	$13,200	18.17%	1.00%	November 15, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612027. Member loan 612027 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Citigroup	Debt-to-income ratio:	0.35%
Length of employment:	3 years	Location:	New york, NY

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Repayment of funds will be taken care in a few months. I do not plan on holding the loan for too long. Interest payments will be honored along with principal.

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	67
Revolving Credit Balance:	$2,298.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Citigroup?	I am an assistant VP for the finance group. Working on credt emerging markets portfolios.
Are you moving locally or long distance?	Locally
what are all the credit inquiries?	I recently purchased a home so there were lots of credit inquiries for new accounts like cable cell phone, and of course mortgages. Additionally, I was looking for a new credit card
How much does it cost to rent an apartment in the city? don't think more then 2K	This is not for rent. it's actually money for all costs relating to my move into my new home such as furniture. moving fees. upfront costs for maintenance etc. wanting a little cushion until bonus arrives and to not have to be strapped
What are your budgeted monthly expenses, and total household income? What is the reason for the delinquency on your credit report, 67 months ago? Thank you!	115 to 120k salary yearly so roughly 6k a month after taxes. expenses run around 3k monthly if u include utilities and mortgage. 67 months ago is almost 6 years and to be honest I cannot even remember exactly what it was but I believe it was a credit card I had from college that had a 200 dollar balance that I didn't even know existed.
Have you provided Lending Club with your new address and related contact information?	Yes I have

Member Payment Dependent Notes Series 612060

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612060	$11,500	$11,500	19.66%	1.00%	November 15, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612060. Member loan 612060 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,063 / month
Current employer:	Walmart	Debt-to-income ratio:	8.00%
Length of employment:	10+ years	Location:	Simi Valley, CA

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,300.00	Public Records On File:	1
Revolving Line Utilization:	95.60%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Walmart?	Type y our answer here.I am a department manager.I manage the checkouts and candy wall,as well as the batteries and clipstrips.
Your credit report indicates a public record on file. What is the nature of that public record? (Tax lien, bankruptcy, etc.)	Type your answer here It is a chapter 7 bankruptcy that I filed in 2001 after my husband e than died. I was told than that it would be gone after 7 years but they changed the law since than
You initially selected 5-years term for loan repayment. In YEARS, How long do you anticipate servicing (keeping active) this loan before it is paid-in-full? i.e., 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.	Type your answer here.More then likely the 5 years but hopefully sooner
Please contact Lending Club at support@lendingclub.com to verify your income, and I will be happy to help fund your loan. Thanks!	Type your answer here.I don't see a question
Hello and welcome to Lending Club! Could you please give us details as to the types of debts, APR's, total amounts, and monthly payments you are looking to consolidate? Thanks and good luck!	Type your answer here.Most are credit cards.1-19.99% total $ 614.00,2-22.90% total $1775.85,3-18.24% total $1918.13,4-25.50% total $1071.13,5 -.23.94% total $2254.70 plus a hospital bill from an unexpected surgery and a couple of smaller things.Most my payments are $100.00 monthly.
Please contact Lending Club at (support@lendingclub.com) to verify your income, and I will be happy to help fund your loan. Thanks!	Type your answer here.I have tried to do this ,but it just said they will contact me if they need to verify my income.They do have my permission to contact my employer to verify my income
Here are my two bits towards your relief. Please faithfully pay off your loan. I am a single mother just trying to create a savings fund for her kids. I've had two notes get charged off and it breaks my heart each time.	Type your answer here.I will absolutely,faithfully pay off my loan.I was a single mother myself for quite awhile,I would not do that.Thank you

Member Payment Dependent Notes Series 612160

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612160	$4,800	$4,800	9.99%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612160. Member loan 612160 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	UPMC	Debt-to-income ratio:	17.18%
Length of employment:	5 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	UPMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > I purchased an older home in 2007 and have been fixing it up piece by piece. Necessary improvements this year (furnace and roof) have taken a large chunk of my savings, however I am now faced with replacing a portion of the plumbing (original to the 1920's house) in the home's only bathroom. I am unwilling to deplete my emergency savings to have the work done, and am hoping that a lending tree loan will allow me to have the work done at a more reasonable interest rate than placing the work on a credit card. Borrower added on 11/11/10 > I apologize, I typed "lending tree" instead of lending club.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,919.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you apply for a loan from Lending Tree as well, and if so, was it declined?	I did not apply for aloan from lending tree. This was my first choice.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you.

Member Payment Dependent Notes Series 612241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612241	$10,000	$10,000	15.95%	1.00%	November 15, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612241. Member loan 612241 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,950 / month
Current employer:	Vornado Realty Trust	Debt-to-income ratio:	18.55%
Length of employment:	2 years	Location:	Lyndhurst, NJ

Home town:
Current & past employers:	Vornado Realty Trust
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > The reason for this loan is to consolidate my Home Equity Line of Credit (HELOC) with Bank of America. I am trying to refinance my mortgage at today’s prevailing rates. I want to move from a 30 year 5.625% fixed rate to a 15 year 3.85% fixed rate. The 15 year mortgage will help me build equity and pay down my home faster and save over $226K in interest. The 30 year mortgage has interest of $310K and the 15 year mortgage has interest costs of $84K. The difference in the monthly payment is only $258. (New Payment $1,927 vs Old Payment $1,669). I have tried getting a refinance on my existing mortgage but the mortgage companies say that I can not get a loan until I get the HELOC closed and paid. At this time, I am unable to pay the $25K off. I am a solid candidate for a loan. I have worked in the Accounting field for 12 years. I currently work as a Financial Analyst for the #3 commercial real estate company in the US doing the Accounting for 8 Washington D.C. commercial office buildings. I have over 5 years in commercial real estate. My yearly salary is $71K. In addition, my wife works at a nursing home in a management position. She makes a little over $58K yearly. We can comfortably make monthly payments. We clear about $3K monthly after expenses. I have been paying off debt the last three years and we currently have no credit card bills or student loans as of October 2010. We decided to consolidate our $40k in credit cards and made sizable payments monthly over the last 2 years making our last payment in October. Outside of the Bank of America HELOC, we have 2 car loans that were refinanced in July 2010. Our payments and loan amounts are as follows: 2005 Camry $309 / $13,049 and 2007 Acura $211 / $11,895. We have never missed a payment for over 6 years and we are very diligent in improving our credit score. We will make every payment on time every month. Our monthly financial snapshot looks like this: My Net Income $4,238 Wife Net Income 3,605 Total Net Income $7,843 Expenses Mortgage $1,669 RE Taxes 581 Condo HOA Fees 250 PSEG 143 Sprint (Cell phone) 121 Insurance (Home) 125 Camry 309 Acura 211 EZ Pass 50 Gas 200 Insurance (Car) 139 TD Bank Loan 177 Daycare 880 Total Expenses $4,855 Net Income $2,988 Borrower added on 11/09/10 > The six inquiries were made this year. I refinanced both my car loans from higher interest rates / monthly payment amounts in July 2010. The car payments for the Camry and the Acura before the refinance was $537.35 and $580.92 respectively. The new monthly payments became $309 and $211 for both cars. I refinanced a healthcare loan in August that carried high revolving interest into a more manageable loan with an 9% interest rate vs. 25.99%. This made my loan payment $176 vs. $377. I applied for a refinance at two different mortgage companies in September & August but they were not fruitful due to the open HELOC loan. The revolving debt of $26K is mostly the $25K HELOC from Bank of America. I will make this loan a wonderful investment for you. Thru this loan, we'll both win, you'll get a great rate, I'll get the loan which will make my refinance possible and I can eventually save over $200K in interest. Thank you for your support.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,078.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
wow, you are one of the rare LC borrowers who, without being asked, provides all the information that enables a lender to recognize you as a sophisticated borrower who understands the realities of finance and is a good credit risk! I will happily contribute to funding your loan, and wish you good luck in your refinance!	Hi There, Thank you so much for this post. I wanted to give all the investors all the loan specifics and details about my situation. I know that everyone (including myself) would want to know every detail about something they were about to invest in. This is no different than any other investment. Thank you for taking the time to say the kind words. I really appreciate it.
If this loan gets funded you are still $15K short in paying off the HELOC? Can you help me get to the $25K payoff?	Hello, I just got feedback from Lending Club that my original request for $25K was reduced to $10K. I will have a defiency of $15K even after the loan gets funded. I will use the proceeds of this loan to apply against the HELOC and then pay down aggressively with my positive cash flow. I think that receiving the Lending Club loan for $10K is a good thing. I will be $10K closer to paying off the HELOC. I have enough monthly cash flow to still pay off the HELOC aggressively as well as make EVERY monthly payment for this loan. I hope that when I do pay off the remaining $15K, the prevailing rates for the 15 year fixed mortgage will still be at today's current levels. My positive cash flow stems from the amounts freed up by paying off our credit card debt and our student loans and also by refinancing both our car loans and our small personal loan. Thank you for your question and I appreciate your consideration to fund my loan.

Member Payment Dependent Notes Series 612244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612244	$1,275	$1,275	6.91%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612244. Member loan 612244 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	0.76%
Length of employment:	n/a	Location:	Cincinnati, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > These funds will be used to purchase a Enagic SUNUS water machine. My credit is perfect. Monthly budget = $3,500 My income is totally stable and secure - retirement pension.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$925.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 612342

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612342	$5,000	$5,000	14.09%	1.00%	November 16, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612342. Member loan 612342 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	Agusta Aerospace	Debt-to-income ratio:	24.61%
Length of employment:	2 years	Location:	READING, PA

Home town:
Current & past employers:	Agusta Aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > pay of best buy credit and a little extra spending money before 2yr contract job starts over seas

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	30
Revolving Credit Balance:	$21,206.00	Public Records On File:	1
Revolving Line Utilization:	89.90%	Months Since Last Record:	21
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 612382

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612382	$15,000	$15,000	17.80%	1.00%	November 16, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612382. Member loan 612382 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Dell Inc	Debt-to-income ratio:	9.03%
Length of employment:	7 years	Location:	Lincoln Park, MI

Home town:
Current & past employers:	Dell Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > Notes: Several questions raised in regards to the Debt.. College expenses and emergency travel out of state do to family illness ran up the credit cards in a very short timeframe ..Now impacting credit score... This loan will be carried for 1- 2 years.. max

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	28
Revolving Credit Balance:	$49,677.00	Public Records On File:	0
Revolving Line Utilization:	92.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses, and what other payments will you be making on your remaining debt?	$1,300 Mortgage $ 300.00 Home Equity $ 500.00 Investment Property(Vacant waterfront lot Northern MI) Addtional living expenses Car Insurance,Utilities, $700.00 All vehicles payed off All credit cards will be payed off with the funding
Just to clarify, $35K of the $50Kyou are revolving is a HELOC? The difference of $15K is credit cards?	correct
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	I appreciate your support and understand the obligation. I also understand your concern as it is difficult to measure ones trust over the web and with minimal data points.. This is my first time leveraging the peer to peer concept and I am very impressed in how it works and will consider investing in the future. I am of firm belief the mega banks are the root cause of this ugly economic cycle we are currently in..Personaly I've seen the mainstay of what I though were sound investments in real estate and 401k diminish.

Member Payment Dependent Notes Series 612441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612441	$2,500	$2,500	14.09%	1.00%	November 12, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612441. Member loan 612441 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Consolidated Disposal Services	Debt-to-income ratio:	9.44%
Length of employment:	< 1 year	Location:	Whittier, CA

Home town:
Current & past employers:	Consolidated Disposal Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	56
Revolving Credit Balance:	$14,332.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you need the load for?	We need to purchase a new transmission for our 2002 Volvo.

Member Payment Dependent Notes Series 612473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612473	$5,200	$5,200	14.83%	1.00%	November 15, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612473. Member loan 612473 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Yamhill County Sheriff's Office	Debt-to-income ratio:	3.34%
Length of employment:	3 years	Location:	Lafayette, OR

Home town:
Current & past employers:	Yamhill County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	13
Revolving Credit Balance:	$9,982.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 612530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612530	$6,000	$6,000	15.20%	1.00%	November 16, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612530. Member loan 612530 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	FAF, Inc. Lease	Debt-to-income ratio:	11.15%
Length of employment:	1 year	Location:	Elk Creek, CA

Home town:
Current & past employers:	FAF, Inc. Lease
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Pay of debt and consolidate to one monthley payment. Borrower added on 11/15/10 > I want to thank all of you who have helped fund this loan. This is new to me and to be honest I didnt know how this all worked. I thougt I was just applying for a standard consolidation loan. Just trying to lower some monthly payments and to save on interest. I have every intention to agree with all terms of this loan. Thank you.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,991.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying?	Type your answer here. Helzberg 3000.00 24% CC 1300.00 24% Misc Medical and Dental 16-22% make up the balance that I will be paying off. Thanks
Hi, I am from Willows. I am loaning you money from my retirement fund. Please do not let me down.,	Hello, I have no intentions of defaulting on the loan. I am just trying to lower a few monthly payments and save a little on interest. Thank you for your support. Cheryl
Any other household income not listed above?	Yes, Husband has income of $45000 annualy as well.
You listed $4,300 in debt and are asking for a $6K loan. Credit report says you are carrying more debt than you listed. Can you tell us what other debts you have out there not listed above?	Yes I do have more debt. as well as misc. medical & dental. I am just trying to consolidate a few of the bills that have a higher interest rate to on lower monthly bill. Thank you.

Member Payment Dependent Notes Series 612580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612580	$5,600	$5,600	9.99%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612580. Member loan 612580 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,975 / month
Current employer:	UNC Hospital	Debt-to-income ratio:	11.22%
Length of employment:	< 1 year	Location:	Morrisville, NC

Home town:
Current & past employers:	UNC Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,930.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at UNC Hospital and where did you work prior to that?	At UNC Hospital I work in the cytogenetics laboratory where I am the lead cell culture technologist. I perform cell culture on human tissues including blood, bone marrow, tumors, skin, lymph nodes, amniotic fluid and chorionic villi for patients at risk of having chromosomal abnormalities. I also analyze chromosomes from metaphase cells obtained from the cell cultures to determine whether an abnormality exists in said patients. Prior to working at UNC I worked at LabCorp as a cytogenetic technologist for 3.5 years.

Member Payment Dependent Notes Series 612634

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612634	$9,000	$9,000	14.46%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612634. Member loan 612634 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Madison Square Garden	Debt-to-income ratio:	12.52%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Madison Square Garden
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Although i pay all my bills on-time, they seem never to go down due to the high interest rates. With paying them in one shot, i will be able to save more money because I will only be making one payment a month.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,985.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Madison Square Garden?	Supervisor HRMS. I run all the reports for the company, ie: headcount, turnover, cost analysis, comparisons of overtime, and work on data integrity.

Member Payment Dependent Notes Series 612676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612676	$2,400	$2,400	9.25%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612676. Member loan 612676 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Lucilles BBQ	Debt-to-income ratio:	11.52%
Length of employment:	5 years	Location:	Boynton Beach, FL

Home town:
Current & past employers:	Lucilles BBQ
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lucilles BBQ?	I am a waiter.

Member Payment Dependent Notes Series 612679

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612679	$4,000	$4,000	6.91%	1.00%	November 15, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612679. Member loan 612679 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Ceramic classics	Debt-to-income ratio:	2.77%
Length of employment:	4 years	Location:	San bernardino, CA

Home town:
Current & past employers:	Ceramic classics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,495.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ceramic classics?	Ceramic Classics is the name of our tile company, therefore, I am a tile setter. Where I have been working for about four years.

Member Payment Dependent Notes Series 612749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612749	$4,500	$4,500	12.23%	1.00%	November 16, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612749. Member loan 612749 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	JoAnn Fabric	Debt-to-income ratio:	22.50%
Length of employment:	5 years	Location:	Flat Rock, MI

Home town:
Current & past employers:	JoAnn Fabric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,113.00	Public Records On File:	0
Revolving Line Utilization:	70.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at JoAnn Fabric?	I am the product receiving manager.

Member Payment Dependent Notes Series 612772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612772	$4,000	$4,000	12.23%	1.00%	November 15, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612772. Member loan 612772 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	davys dogs	Debt-to-income ratio:	13.86%
Length of employment:	6 years	Location:	hopatcong , NJ

Home town:
Current & past employers:	davys dogs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > loan is to consolidate smaller bills and cancel two small credit cards and a cash loan from my employer Borrower added on 11/11/10 > On a personal level, this loan is going to help me so I don't fall behind. My debt isn't much to most people but to me it is. I work very hard and am making it week to week and this will help me start fresh and organized.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,165.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at davys dogs?	Davy's is a small family restaurant and I am the morning cook and store manager. I work 6 to 3 Monday through Friday and then 7-2 on Saturdays. I do inventory and ordering along with cooking and prepping.

Member Payment Dependent Notes Series 612862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612862	$4,000	$4,000	14.09%	1.00%	November 16, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612862. Member loan 612862 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,834 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	22.80%
Length of employment:	4 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	University of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I am focusing on paying down my high-interest debt, and want to use this to pay down one of my highest credit cards. I always pay my bills on time and have an excellent credit history, the only problem is my debt ratio is so high.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,091.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the university? Thanks,	I am a Clinical Research Coordinator.

Member Payment Dependent Notes Series 613010

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613010	$4,200	$4,200	15.95%	1.00%	November 15, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613010. Member loan 613010 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Western Badge and Trophy	Debt-to-income ratio:	19.78%
Length of employment:	1 year	Location:	EL SEGUNDO, CA

Home town:
Current & past employers:	Western Badge and Trophy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I plan on using the money to consolidate my bills to make it easier and to manage. I'm a good borrower because I have been able to make all my payments on time and it shows in my increasing credit rating. My monthly budget was factored into this loan, to make sure that I will be able to make my monthly payments on time. My job is vary stable. My previous job I worked at, I was there for 8 years. Two weeks after I started my new job, I was handed the keys and was given a raise. Everyone from the top down appreciates the hard work and long hours I put in, making the company my number 1 priority.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,981.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613133	$2,400	$2,400	16.69%	1.00%	November 15, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613133. Member loan 613133 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Interactive Data Pricing and Reference	Debt-to-income ratio:	12.93%
Length of employment:	10+ years	Location:	Pepperell, MA

Home town:
Current & past employers:	Interactive Data Pricing and Reference
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I am in the process of clearing up a wide variety of past due bills that have accumulated as a result of a past personal situation. While most of my creditors have been more than helpful in working with me, some have been less than accomodating. Rather than having to keep track of a number of payments each month (all with different due dates & fearing I will forget one), I would prefer to have just one payment go out that I can have sent automatically from my bank account on a regular basis. One regular modest amount is far less anxiety-producing and easier to maintain in the event there is some unexpected expense some month. The monies I receive from here would be used to pay an outstanding tax bill, the remainder of a bill from a hospital stay and monies due from the unwise decision to use payday loans a few years ago (something that I would never recommend using to anyone). I've been working for the same company for over 14 years (in the same position for over 10), am a salaried employee so there is never any fluctuation in the amount of monies I receive.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	23
Revolving Credit Balance:	$29.00	Public Records On File:	1
Revolving Line Utilization:	3.20%	Months Since Last Record:	54
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail the debt you are consolidating, include interest rate. Thanks	At the time I do not have any credit card debt. What I am trying to consolidate is an IRS tax bill (which came out as a result of mistake on a past filing) along with a variety of other bills including medical and some payday loans that in hindsight were not a wise thing to do. As for actual amounts: IRS $680, medical approx. $700; payday loans approx $1,200.
Could you please list the debts and the amount owned?	The debts are as follows: IRS tax bill approx. $700, medical bills approx. $600; balance on past payday loans (unwise decision done a few years ago) approx $1,200.

Member Payment Dependent Notes Series 613331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613331	$2,400	$2,400	14.46%	1.00%	November 15, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613331. Member loan 613331 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	VNA/ORLANDOHEALTH	Debt-to-income ratio:	20.92%
Length of employment:	9 years	Location:	Orlando, FL

Home town:
Current & past employers:	VNA/ORLANDOHEALTH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > LOAN IS FOR MORTGAGE REFINANCE

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	37
Revolving Credit Balance:	$7,325.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I noticed that you are getting a re-fi on your home (presumably to lower the interest rate) Did you ask if the refinancing charges could simply be added to your outstanding loan balance rather than to come up with cash to pay those costs? It just seems unusual that they are asking you to pay that outside of the refi loan, making you finance the charges for the loan process separately (where you will have to pay a 14% fee)	Yes, the interest rate is 2% less than what I have now.

Member Payment Dependent Notes Series 613347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613347	$3,300	$3,300	12.61%	1.00%	November 16, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613347. Member loan 613347 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	Raycom Media	Debt-to-income ratio:	20.36%
Length of employment:	< 1 year	Location:	Tyler, TX

Home town:
Current & past employers:	Raycom Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Used 2001 Victory v92c Deluxe motorcycle. Buying from Renegade motorcycles in Arlington TX as they are going out of business. Bike was originally priced at over $6000, finally marked down to under 3000, they need to get rid of all they're Borrower added on 11/11/10 > Used 2001 Victory v92c Deluxe motorcycle. Buying from Renegade motorcycles in Arlington TX as they are going out of business. Bike was originally priced at over $6000, finally marked down to under 3000, they need to get rid of all their inventory and this one must go! I need a commuter to and from work, and back home to west Texas to my wife and kids on the weekends. This bike will help us save a little money on gas and will be easier for me to get around town by myself.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,093.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 613392

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613392	$3,500	$3,500	9.25%	1.00%	November 15, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613392. Member loan 613392 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Standex Engraving LLC	Debt-to-income ratio:	9.13%
Length of employment:	10+ years	Location:	Mechanicsville, VA

Home town:
Current & past employers:	Standex Engraving LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	59
Revolving Credit Balance:	$53,745.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Standex Engraving LLC?	Computer Layout and graphic design for printing and embossing rollers.

Member Payment Dependent Notes Series 613409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613409	$4,200	$4,200	13.35%	1.00%	November 16, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613409. Member loan 613409 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Herr Foods	Debt-to-income ratio:	18.80%
Length of employment:	2 years	Location:	Port Deposit, MD

Home town:
Current & past employers:	Herr Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I plan to use the money to purchase an antique military vehicle for local shows and parades throughout the community. I've established a credit history over the last 4-5 years and have yet to miss a payment on any credit extended to me. I have a stable job in a company that is still showing yearly growth and hasn't laid anyone off even with this tough economy. My household budget consists of $5,000 of monthly income with half of that remaining after rent, utilities and car payment.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,166.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Herr Foods and where did you work prior to that?	I am a salesman at Herr foods. Prior to that I was a manager at a local restaurant and a full time college student.

Member Payment Dependent Notes Series 613571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613571	$6,000	$6,000	14.46%	1.00%	November 16, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613571. Member loan 613571 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Dow Jones & Co	Debt-to-income ratio:	24.91%
Length of employment:	10+ years	Location:	Springfield, NJ

Home town:
Current & past employers:	Dow Jones & Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I recently started a new job with the company i've been with for 11 years come this January in NYC (Dow Jones) which pays more and provides more advancement and opportunity to me. However, in light of these rough economic times, I need this loan to reduce some of my current debt and pay for upcoming medical expenses (dental work) which i am going to need. Thank you.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,846.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	I selected five years to have a lower monthly payment for now, but the goal is that I'll be able to cut it down to 3-4 years eventually. Thanks.

Member Payment Dependent Notes Series 613694

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613694	$1,800	$1,800	9.25%	1.00%	November 15, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613694. Member loan 613694 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Sonoma Beverage Company	Debt-to-income ratio:	1.01%
Length of employment:	1 year	Location:	FORESTVILLE, CA

Home town:
Current & past employers:	Sonoma Beverage Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > This loan will be used to pay a part property taxes (total $2,600) on 11/30.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	46
Revolving Credit Balance:	$655.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613710	$7,200	$7,200	14.46%	1.00%	November 16, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613710. Member loan 613710 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Cancer Treatment Centers of America	Debt-to-income ratio:	4.76%
Length of employment:	4 years	Location:	WOODRIDGE, IL

Home town:
Current & past employers:	Cancer Treatment Centers of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,433.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: Position (Job/What you do) for employer? a-n-d You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	I work as a patient advocate for Cancer Treatment Centers of America and help new patients schedule appointments to come into us for evaluations. I selected the 5 years repayment to keep my monthly payments low, but I do anticipate paying off this loan early...approximately 3 years or less.
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you Factoria !! I appreciate you trusting me to take this loan seriously and making repayment a priority. I very much appreciate the fact that all the investors on this site are my peers and I intend to treat all my investors as I would like to be treated myself.
Why do you have six credit inqueries in the past 6 months?	I was trying refinance my house this past summer and ran into a problem with my deed. I had refinanced 4 years ago when I remarried and the new deed was filed incorrectly which showed only my husbands name on it, so he quit claimed my name back onto it but I could not refinance because "technically" I just showed ownership starting in Aug 2010. I have to wait now until my name has been on the deed for 12 months. So through all of that 3 month time frame, they kept checking my credit... I know, I was not happy about it.
Your revolving credit l ine is under $3,000. Why are you borrowing $7,200 ? You make a good salary...what are your other expenses?	I have a son in college, he only has a year left, I help him with his expenses and some recent medical expenses from him for a kidney stone, and I had charged some purchases on a card that is under my husbands name. I would like to use this debt consolidation to wipe the slate clean .

Member Payment Dependent Notes Series 613811

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613811	$4,800	$4,800	9.99%	1.00%	November 16, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613811. Member loan 613811 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,189 / month
Current employer:	san carlos apache tribe	Debt-to-income ratio:	11.19%
Length of employment:	6 years	Location:	periot , AZ

Home town:
Current & past employers:	san carlos apache tribe
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,851.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live with relatives i do not have a rent payment, relationship parents , 29 years,

Member Payment Dependent Notes Series 613849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613849	$4,800	$4,800	9.62%	1.00%	November 16, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613849. Member loan 613849 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	PG&E	Debt-to-income ratio:	12.57%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	PG&E
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > Hi. I have several remaining high interest credit card balances that I'd like to get rid of, most from when I was a full time graduate student (engineering). I recently relocated to San Francisco from the East Coast. I have six years of work experience in my industry and recently received my masters degree in engineering. I was recruited to my current job within the last year and have recently received a certificate of recognition for a project with high visibility among senior management. My job is secure and I believe a promotion within the next 6 months is highly likely. I'm very excited to be able to take a couple credit card companies out of the loop and instead feel good that my monthly payments are going to individual investors. In the near future, when I've gotten my financial house a little more in order, I look forward to becoming an investor. I think this is a wonderful system and a safe diversified investment opportunity that looks like it outperforms the S&P500 is something I want to be part of... once I pay off my own debts. Borrower added on 11/13/10 > Also, I forgot to address the specific question that Member_605191 asked, sorry: Hi. I see that you are trying to borrow $4800 to consolidate, but have over 35k in revolving debt.How will this help? What are your monthly expenses? My monthly expenses are: $200 towards my mother’s mortgage. $1,200 for my own rent. $180 for cell phone (myself and my mother). $300 for food. $260 for credit card payments. $314 for car payments. $329 for student loans. $80 for utilities. $78 for gym membership $70 for a transit pass What are your monthly payments on the 35K? $260 toward my credit card balances, none toward the HELOC. Thanks!

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,797.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I see that you are trying to borrow $4800 to consolidate, but have over 35k in revolving debt.How will this help? What are your monthly expenses? What are your monthly payments on the 35K?	Hi, thanks for your question. About $23,000 of the $35,000 is a HELOC, currently at 3.25% on a house that I own with my mother. I helped her get the line with my credit and income, so she can have a good cushion for maintenance and repairs on the house. I don't want to dip into the remaining credit available to her, and she takes care of the payment on the balance (and has never had to rely on me to make the payment for her, even though it is a debt that we are both legally responsibly for). The $4,800 is to pay off the following balances: Juniper Bank $947 at 28.99% Chase $1,385 at 27.24% Capital One (Purchases) $881 at 11.71% Capital One (Cash) $741 at 16.71% The remaining about $800 will be paid toward my next highest rate loan, which is my auto loan for my 2005 Honda Accord (bought used in 2007). The balance on the auto loan is just over $9,000 and the rate is about 11%. The rest of my revolving debt is about $7,500 at rates from 3.9% to 6.24% (weighted average of 5.97%). I won't be paying these down much over the next year or two, because the rates are so low, unless it's just to raise my credit rating for some reason. I hope this helps, and thanks for considering my loan request. I'd be more than happy to address any other questions.

Member Payment Dependent Notes Series 614022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614022	$5,000	$5,000	12.98%	1.00%	November 16, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614022. Member loan 614022 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Tallahassee Community College	Debt-to-income ratio:	9.80%
Length of employment:	10+ years	Location:	Tallahassee, FL

Home town:
Current & past employers:	Tallahassee Community College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I am going to use the funds to pay off debt and to fix my car I am a good candidate for this loan because I've been on my job for 14 years By paying off my debts and fixing my car the only things I will have is this payment, my mortgage and my car. I gross 3,200 a month - PLEASE help me accomplish this - THANK YOU!

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$970.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 614024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614024	$1,000	$1,000	14.46%	1.00%	November 16, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614024. Member loan 614024 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,773 / month
Current employer:	Grand Casino	Debt-to-income ratio:	11.86%
Length of employment:	5 years	Location:	PINE CITY, MN

Home town:
Current & past employers:	Grand Casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	61
Revolving Credit Balance:	$5,484.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 614165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614165	$9,800	$9,800	14.46%	1.00%	November 16, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614165. Member loan 614165 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	US DEPT OF HOMELAND SECURITY	Debt-to-income ratio:	20.09%
Length of employment:	8 years	Location:	LAKE VIEW, NY

Home town:
Current & past employers:	US DEPT OF HOMELAND SECURITY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > honestly plan on having the loan paid off sooner just some info for all of you

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,058.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I like your personal finance metrics and will likely be investing in your loan application. However, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it basically involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I am uploading my pay stubs today thanks so much
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Also, please explain what the loan proceeds will be used for.	yes my husband owns a UPS Store and nets 68,000 a year we are using the money to finish our basement.
Home value and current mortgage balance, please?	256,000 value balance is 210,000 and i pay 1800.00 per month
Thank you for taking the time to answer lender questions and for the information you have provided. I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thanks so much, i have NEVER missed any payments on anything and i do appreciate your input. I did give the lending club copes of my paystubs to help with the funding. Any more questions please feel free to ask.. Thanks again
You initially selected 3-years loan term for repayment. In YEARS, How long do you realistically anticipate to service (keep active) this loan before it is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? etc.	Type your answer here.Honestly with 7 months!

Member Payment Dependent Notes Series 614250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614250	$5,000	$5,000	12.61%	1.00%	November 16, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614250. Member loan 614250 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Dow Jones & Company	Debt-to-income ratio:	20.64%
Length of employment:	9 years	Location:	Pickerington, OH

Home town:
Current & past employers:	Dow Jones & Company
Education:

This borrower member posted the following loan description, which has not been verified:

These funds will be used to help pay for a family trip and also help pay a Lasik proceedure so I can drop the glasses.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,576.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 3-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 3-yrs? 2 to 3-yrs? etc. Thanks.	2 years is my goal to have this paid off
Thank you for considering this request & good luck. Potential lenders have limited loan info (not the full application). Requests like this are made to better assess risk of default. I am interested in funding your loan depending on your reply. Please verify your income with lending club by emailing them at support@lendingclub.com asking for instructions on how to do so. Potential lenders will fund your loan with verification over similar loans without. Please answer all the following not already answered: 1. nature of the debt you will pay off with this loan 2. steps you've taken to get spending in line with income 3. please outline all your monthly commitments (mortgage/rent, utilities, car notes, other loans, other regular expenses) 4. if you are refinancing credit cards, please include all balances / rates that this loan will cover 5. nature of your employment - roles and responsibilities 6. is the income listed your's alone? if not please explain 7. contingency plan for repayment if you lose your job	1. This will help pay for vacation expenses for a trip in Dec. and mostly pay for corrective eye surg in late Dec. 2. Spending is in line with income, major set backs recently was the death of two parents with no life insurance to cover final expenses - this is where a majority of outstanding debt is from now. 3. My mortgage payment is 600 a month, my car is leased thru GMAC (Ally), credit cards payments are about 600 a month - but I have been attacking them pretty good at about double payments to get them paid off quickly using the stack and attack method. I would plan on applying my med spend account to pay off a portion of this loan by next summer and would pay of the remaining balance in (I am hoping) 2 years. 4. I am not 5. I have worked for my company for over 9 years and over see the production of several products for our company. 6. Yes 7. I dont foresee any risk of job loss, but if that were to happen I have nearly hundred thousand dollars in my 401K and pension plan that would become available if needed. But my expenses are inline with what I could expect from unemployment benefits, including the payment on this loan.

Member Payment Dependent Notes Series 614623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614623	$2,000	$2,000	15.20%	1.00%	November 16, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614623. Member loan 614623 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Missouri Veterans Home	Debt-to-income ratio:	16.23%
Length of employment:	5 years	Location:	Purdy, MO

Home town:
Current & past employers:	Missouri Veterans Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > I'm a registered nurse who has been working for the state almost 5 years now. I love my job and value my work ethic. I'm looking for this loan to fix several small things around the house such as new door handle and lock for the front door, a new screen door, and 2 windows for the master bedroom and several other small things. Any remainder I would use to finish holiday shopping. I have a nine-month-old child and I would love to give him a wonderful first christmas.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,115.00	Public Records On File:	0
Revolving Line Utilization:	98.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your plan to reduce your debt from over $17K and over 98% of your credit?	After moving from being a regular floor nurse to being a shift supervisorg I have been working anywhere from 44 to 60 hours a week. I plan using the extra money coupled with tax return money after the beginning of the year to start reducing my debt quickly.
Hi. You have $17,115 revolving credit balance which is almost 100% of you credit. How much are you paying this debt and how much is your mortgage? Thanks	My mortgage payment is about 600 monthly. I'm currently paying approx. 400-500 hundred a month on that revolving credit. With recently being able to easily work overtime at my job I plan on paying an extra 500 a month toward it also. My goal is to have the balance at zero in the next three years.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	I'm fairly recently married. My husband works part time taking care of his grandmother with dementia and stays at home with our child. We also have a rental property which brings in about 500 a month. All combined we bring home approx. 4500 a month.

Member Payment Dependent Notes Series 615438

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615438	$3,600	$3,600	14.09%	1.00%	November 16, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615438. Member loan 615438 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Bank of America	Debt-to-income ratio:	7.11%
Length of employment:	1 year	Location:	BOSTON, MA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,211.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 5 dated November 16, 2010